UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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VICI PROPERTIES INC.
(Name of Registrant as Specified in Its Charter)
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INVEST IN THE EXPERIENCE™

2023

VICI Properties Inc.

Notice of Annual Meeting and Proxy Statement

VICI™

A LETTER TO OUR STOCKHOLDERS FROM THE CEO

March 15, 2023

535 Madison Avenue, 20th Floor, New York, New York 10022 • Telephone (646) 949-4631

Dear Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of VICI Properties Inc. on Thursday, April 27, 2023, at 10:00 a.m., Eastern Time, which will be held solely by means of remote communication in a virtual meeting format and conducted via live audio webcast in order to continue to provide greater access and visibility to our stockholders.

The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. In addition, the virtual format provides the opportunity for participation by a broader group of our stockholders and enables the company to communicate more effectively with its stockholders, who are able to participate from around the world while increasing overall safety for both members of the Company and its stockholders. You can attend the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/VICI2023 by using the 16-digit control number that appears on your Proxy Card and the voting instruction form that accompanied your proxy materials. During this virtual meeting, you may ask questions and will be able to vote your shares electronically. You may submit a question in advance of the meeting at www.proxyvote.com after logging in with your control number found on your Proxy Card, voting instruction form or Notice of Availability. You will also have the ability to submit questions in advance of the Annual Meeting via the meeting website. All questions submitted should be relevant to the matters properly addressed during this meeting. The business that will be conducted at the Annual Meeting is described in the Notice of Annual Meeting of Stockholders and Proxy Statement.

Your Board of Directors is unanimously recommending a highly qualified, experienced, diverse and actively engaged slate of nominees for election to the Board of Directors at the Annual Meeting. Your Board’s nominees are James R. Abrahamson, Diana F. Cantor, Monica H. Douglas, Elizabeth I. Holland, Craig Macnab, Edward B. Pitoniak and Michael D. Rumbolz. Your Board brings executive and financial leadership, a wide range of complementary skills and diverse backgrounds relevant to the company’s industry, strategy and commitment to creating long-term stockholder value.

At the Annual Meeting, you will be asked to:

1	2	3
Elect the seven members named in the accompanying proxy statement to serve on our Board of Directors	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	Approve (on a non-binding, advisory basis) the compensation of our named executive officers

In addition, you will be asked to transact any such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. The accompanying proxy statement provides a detailed description of these proposals and instructions on how to vote your shares.

Your vote is very important. Whether or not you plan to attend the meeting, please vote as soon as possible. Instructions on how to vote are contained in the proxy statement.

On behalf of the Board of Directors and our employees, we thank you for your continued interest in and support of our company.

Sincerely,

Edward B. Pitoniak

Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

THURSDAY, APRIL 27, 2023 10:00 A.M., EASTERN TIME VIRTUAL MEETING ACCESS:	PROXY VOTING Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares now as instructed in the proxy statement.
WWW.VIRTUALSHAREHOLDERMEETING.COM/VICI2023

To Our Stockholders:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of VICI Properties Inc., at which stockholders will vote on the following proposals:

Items of Business		Board Recommends
1.	Election of the seven director nominees named in the accompanying proxy statement	FOR See page 10
2.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	FOR See page 15
3.	Approval (on a non-binding, advisory basis) of the compensation of our named executive officers	FOR See page 70

Other business will be transacted as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Record Date
Stockholders of record as of the close of business on March 1, 2023 are entitled to notice of and to vote at the Annual Meeting and at any postponement or adjournment thereof.

This Notice of Annual Meeting and the accompanying proxy statement are first being made available to our stockholders on or about March 15, 2023.

By Order of the Board of Directors,

Samantha Sacks Gallagher

Executive Vice President, General Counsel

and Secretary

New York, New York

March 15, 2023

VOTING CAN BE COMPLETED IN ONE OF FOUR WAYS:

VIA THE INTERNET Go to www.proxyvote.com, available 24/7
BY TELEPHONE Use the toll-free number shown on your Proxy Card or Voting Instruction Form and follow the recorded instructions
BY MAIL Mark, sign, date and return the enclosed Proxy Card and related instructions in the postage-paid envelope
DURING THE MEETING Vote through the virtual portal at www.virtualshareholdermeeting.com/VICI2023 during the Annual Meeting

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 27, 2023.

The accompanying proxy statement and our 2022 Annual Report are available at https://investors.viciproperties.com/ annual-meeting/. In addition, our stockholders may access this information, as well as submit their voting instructions, at www.proxyvote.com by having their proxy card and related instructions in hand.

INDEX OF FREQUENTLY REQUESTED INFORMATION

Director Nominees	11	Total Stockholder Return Benchmarking	47

Corporate Governance Matters	16	2022 Peer Group	50

Environmental Sustainability and Social Responsibility	20	2022 STIP Award Opportunities and Results	52

Human Capital Management	28	2020 LTIP Performance-Based Award Results (2020 – 2022 Performance Period)	55

Director Independence	29	Stock Ownership Guidelines	57

i

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider and you should read the entire Proxy Statement carefully before voting.

2023 Annual Meeting of Stockholders

DATE AND TIME Thursday, April 27, 2023 10:00 a.m., Eastern Time	LOCATION Live webcast accessible at: www.virtualshareholdermeeting.com/VICI2023	RECORD DATE March 1, 2023

How to Vote

VIA THE INTERNET Go to www.proxyvote.com, available 24/7	BY TELEPHONE Use the toll-free number shown on your Proxy Card or Voting Instruction Form and follow the recorded instructions	BY MAIL Mark, sign, date and return the enclosed Proxy Card and related instructions in the postage-paid envelope	DURING THE MEETING Vote through the virtual portal at www.virtualshareholdermeeting.com/VICI2023 during the Annual Meeting

Annual Meeting Proposals

Proposal	Board Vote Recommendation	Page Reference

Proposal 1: Election of Directors	FOR each nominee	10

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	15

Proposal 3: Non-binding, Advisory Vote to Approve the Compensation of Named Executive Officers	FOR	70

General

VICI Properties Inc. (“VICI,” the “Company,” “we,” “us” and “our”) is utilizing the Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish their proxy materials over the Internet. As a result, we mailed to our stockholders a Notice Regarding the Availability of Proxy Materials (the “Notice of Availability”) instead of a paper copy of the proxy materials (including the proxy card (the “Proxy Card”), this proxy statement (the “Proxy Statement”) and our 2022 Annual Report) on or about March 15, 2023. We also provided access to our proxy materials over the Internet beginning on that date. The Notice of Availability contained instructions on how to access this Proxy Statement and the 2022 Annual Report and how to vote at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”), online or by toll-free number. Subsequent to receiving the Notice of Availability, all stockholders have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Additionally, stockholders can access a copy of the proxy materials at www.proxyvote.com.

Our board of directors (the “Board of Directors” or “Board”) is soliciting proxies to be voted at the Annual Meeting. The Proxy Statement provides the information stockholders need to know to vote by proxy or in person (virtually) at the Annual Meeting. Stockholders do not need to attend the Annual Meeting in order to vote. If, at the close of business on March 1, 2023, you were a stockholder of record or held shares through a broker, bank or other nominee, you may vote your shares by proxy via the Internet, by telephone or by mail. For shares held through a broker, bank or other nominee, you may vote by submitting voting instructions to your broker, bank or other nominee. Please refer to information from your broker, bank or other nominee on how to submit voting instructions.

1

PROXY STATEMENT SUMMARY

2022 Business Highlights

Anchored by the closings of our acquisition of MGM Growth Properties LLC in April 2022 and our acquisition of the land and real assets of the Venetian Resort and Venetian Expo and Convention Center in February 2022, our key 2022 highlights are featured below (year-end information does not reflect announced and pending transactions as of the specified date):

2022 Investment Activity

$4.5 Billion Transaction Volume Announced in 2022

$22.8 Billion Transaction Volume Closed in 2022

S&P 500 Inclusion

Added to the **S&P 500 Index** in June 2022, less than five years after our IPO in February 2018 **— the fastest a REIT has been admitted**

2022 New Gaming & Experiential Partners

MGM RESORTS INTERNATIONAL · THE VENETIAN LAS VEGAS · FOUNDATION GAMING & ENTERTAINMENT · CABOT · CANYONRANCH

Transformational Diversification in 2022

Hard Rock 3%
2%
CENTURY CASINOS 2%
JACK ENTERTAINMENT 5%
PENN ENTERTAINMENT 6%
CAESARS ENTERTAINMENT 82%

As of December 31, 2021

JACK ENTERTAINMENT 3%
CENTURY CASINOS 1%
1%
FOUNDATION 1%
PENN ENTERTAINMENT 3%
Hard Rock 5%
THE VENETIAN 9%
MGM RESORTS 34%
CAESARS ENTERTAINMENT 43%

As of December 31, 2022

Lease Statistics

- **100%** triple-net leases
- **100%** occupancy
- **~91%** of rent roll with parent guarantees
- **~80%** of rent roll with master lease protection
- **~80%** of rent roll from SEC reporting tenants
- **~76%** of rent roll from S&P 500 tenants
- **~47%** of leases by rent roll with uncapped CPI-linked escalation
- **43.4** years remaining weighted average lease term

As of December 31, 2022

+13.0%	+72.3%	+103.2%

Generated 1-year total stockholder return of 13.0%, one of the highest in the net lease sector	Increased revenue to $2.6 billion for FY2022 compared to $1.5 billion for FY2021	Increased total enterprise value to $46.6 billion at YE2022 from $22.9 billion at YE2021

$5.0 Billion	+8.3%	Portfolio Diversification

Raised $5.0 billion in inaugural investment grade- rated bond offering	Increased dividend by 8.3% in Q3, our fifth consecutive annual increase since formation	Added 18 assets with 3 new tenants in 2022, reducing exposure to largest tenant by nearly 50%

2	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

PROXY STATEMENT SUMMARY

Our Board Nominees

Our Board of Directors has a breadth of experience, a wide range of complementary skills and reflects diverse perspectives and backgrounds relevant to our industry and strategy. We believe the partnership and oversight of a diverse board with proven executive and financial leadership experience are essential to creating long-term stockholder value. Below presents a snapshot of the expected composition of our Board of Directors immediately following the Annual Meeting.

SNAPSHOT OF BOARD PROFILE AND DIVERSITY

Independence	Race/Ethnicity	Gender	Leaders by Gender(1)

Age	CEO Level Experience	Board Tenure (Years)
(1) Comprised of the Chair of the Board and each committee of the Board.

BOARD AND COMMITTEE MEMBERSHIP

Name	Age	Independent	Audit	Compensation	Nominating and Governance	# of Other Public Company Boards

James R. Abrahamson(1)	67	✓				1

Diana F. Cantor*	65	✓				2

Monica H. Douglas	50	✓				0

Elizabeth I. Holland*	57	✓				1

Craig Macnab*	67	✓				1

Edward B. Pitoniak(2)	67					0

Michael D. Rumbolz	68	✓				1

Committee Chair Committee Member

(1)	Mr. Abrahamson serves as our independent chair of the Board of Directors. Whenever possible, he actively participates, but does not vote, in meetings of the committees of the Board.

(2)	Mr. Pitoniak serves as our Chief Executive Officer.

*	Audit committee financial expert.

3

PROXY STATEMENT SUMMARY

INDIVIDUAL DIRECTOR SKILLS MATRIX

The matrix below represents some of the key qualifications, skills and experience that we have identified as particularly valuable to the effective oversight of the Company and the execution of our strategy, including with respect to each individual director. This matrix highlights the diversity of perspective and the depth and breadth of the qualifications, skills and experience of our current directors.

James R. Abrahamson	Diana Cantor	Monica H. Douglas	Elizabeth I. Holland	Craig Macnab	Edward B. Pitoniak	Michael D. Rumbolz	Overall
Individual Skills / Qualifications								
Capital Markets / M&A / Investment Banking experience is valuable in understanding the role that transactional activity, capital markets and financing play in our business and growth strategy.	●	●		●	●	●	●	6 of 7
Finance / Accounting experience is helpful in understanding and overseeing our internal controls and financial reporting.	●	●		●	●		●	5 of 7
Government Relations / Legal and Regulatory / Public Policy experience is beneficial in understanding the highly-regulated nature of the gaming industry and policy considerations.	●	●	●	●	●		●	6 of 7
Risk Oversight and Management is vital to fulfilling the Board's role with respect to management oversight and risk mitigation.	●	●	●	●	●	●	●	7 of 7
Strategic Planning and Leadership is beneficial in providing insights into the future growth and strategy of our Company.	●	●	●	●	●	●	●	7 of 7
International experience is valuable in advancing our business and growth strategy, including helping us understand, anticipate and evaluate opportunities and challenges in international markets and related international transaction-specific considerations.	●	●	●		●	●	●	6 of 7
Other Public Company Board experience contributes to an understanding of market practice corporate governance, trends and alternative governance approaches.	●	●		●	●	●	●	6 of 7
CEO / Executive Management experience allows for a better understanding of management's perspective.	●	●		●	●	●	●	6 of 7
Human Capital Management / Compensation experience is essential to maintaining our culture and attracting, engaging and retaining employees, as well as succession planning.	●	●			●	●	●	5 of 7
Corporate Governance and Responsibility experience is valuable in contributing to our continuing pursuit of best-in-class corporate governance practices.	●	●	●	●	●	●	●	7 of 7
Environmental Sustainability and Social Responsibility experience is beneficial to an understanding of our impact on the environment and our communities and our pursuit of continued improvement.	●	●	●			●	●	5 of 7
Cybersecurity and Information Technology experience is critical to an understanding of information security and risk management.		●	●				●	3 of 7
Individual Industry Experience								
Consumer Discretionary Industry experience provides key insights with respect to consumer-facing sectors and related implications for our and our tenants' businesses.		●	●			●	●	4 of 7
Entertainment, Lodging and / or Hospitality Industry experience provides a meaningful advantage in contributing to our strategic planning and growth.	●	●			●	●	●	5 of 7
Gaming Industry experience is critical to understanding the perspectives of our tenants and considerations with respect to our core assets, as well as the continued evolution of gaming.							●	1 of 7
REITs / Real Estate Industry experience is beneficial in understanding the processes and considerations that drive successful outcomes in our business model.	●	●		●	●	●		5 of 7
Technology Industry experience provides an advantage in understanding industry disruption and future trends related to the growth and evolution of the experiential sector.		●		●	●		●	4 of 7

4	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

PROXY STATEMENT SUMMARY

Corporate Governance Snapshot

We are committed to sustainable corporate governance practices that promote long-term value creation, transparency and accountability to our stockholders. Our high-level corporate governance structure, including our employee-led initiatives and external advisors, are presented below.

In addition, below are the highlights of our corporate governance practices.

Corporate Governance Best Practices

YES

•  Separate Chair and Chief Executive Officer

•  Independent Non-Executive Chair

•  Fully Independent Board Committees

•  Annual Election of All Directors

•  Majority Voting for Directors

•  Regular Executive Sessions of Independent Directors

•  Annual Board, Committee and Director Self-Evaluations

•  Systemic Risk Oversight by Board and Committees

•  Committee and Board Oversight of ESG Matters

•  Committee Oversight of Cybersecurity and Information Technology

•  Director Retirement Policy

•  Proxy Access Rights Consistent with Market Standard

•  Stockholder Right to Call Special Meeting Without Material Restriction

•  Strong Investor Outreach Program

•  Opted Out of Maryland Unsolicited Takeover Act (MUTA)

•  Robust Stock Ownership Requirements for Directors and Executive Officers

•  Robust Anti-Hedging, Anti-Short Sale and Anti-Pledging Policies

•  Clawback Policy

•  Annual “Say-on-Pay” Vote

•  “Double-Trigger” for Change in Control Severance Payments

•  One-Year Minimum Vesting Period on Equity Grants (Subject to 5% Carve-Out)

NO

•  No Classified or Staggered Board

•  No Supermajority Voting Requirements in Bylaws

•  No Material Related Party Transactions

•  No Compensation Committee Interlocks

•  No Family Relationships Among Directors and Executive Officers

•  No Poison Pill

•  No Excise Tax Gross-Up Provisions

•  No Repricing of Underwater Options or Share Appreciation Rights

•  No Excess Perquisites

5

PROXY STATEMENT SUMMARY

Environmental Sustainability, Social Responsibility and Corporate Governance Highlights

Environmental Sustainability Highlights
Leased Property Portfolio and Tenant Initiatives

Pursuant to long-term, triple-net leases, our tenants maintain sole operational control over our properties, including the advancement of environmental sustainability initiatives and mitigating climate change risk at the properties. We are extremely proud of our tenants’ sustainability efforts, including efficiency initiatives, climate action, goal setting and reporting and external recognition. In particular:

Caesars Entertainment’s (“Caesars”) “PEOPLE PLANET PLAY” strategy represents an industry-leading, comprehensive approach to ESG matters, including its key environmental sustainability topics of pursuing science-based carbon reduction goals, reducing energy consumption and reducing and recycling waste. Among other initiatives, Caesars continues to progress meaningful reduction in its environmental impact across its operations, including at our leased properties, through Scope 1 and 2 greenhouse gas (“GHG”) emissions reduction targets of 35% by 2025 and 100% domestically (and 80% globally) by 2050.

MGM Resorts International (“MGM Resorts”) has embraced a leadership role in environmental sustainability through its “Focused on What Matters: Embracing Humanity & Protecting the Planet” platform. MGM Resorts has publicly committed to pursuing concrete sustainability and climate-related goals (including Science-Based Targets initiative goals) through 2025 and 2030, including a Scope 1 and 2 GHG emissions reduction target of 50% by 2030.

See “Our Tenants’ Sustainability Initiatives” on page 22 for additional information
Tenant Outreach and Engagement

We continue to expand our tenant engagement program and, in the first quarter of 2023, retained an external ESG consultant to develop the next phase of our ESG strategy, including tenant engagement.

See “Tenant Engagement” on page 21 for additional information

Sustainability Reporting

We released our second comprehensive, annual 2021-2022 ESG Report in September 2022.

We have expanded our data reporting by disclosing additional operational data (comprised of our headquarters and four owned golf courses), including total water, electricity and fuel usage, as well as estimated Scope 1 and Scope 2 GHG emissions.

Through our tenant outreach initiative, we continue to expand monitoring and reporting of environmental sustainability data for our triple-net leased portfolio and have previously reported key metrics with respect to a majority of our portfolio.

See “Sustainability Reporting” on page 23 for additional information

Climate Change

We completed a property and portfolio-level climate change risk analysis and have provided disclosure aligned with the Task Force on Climate-Related Financial Disclosures (TCFD) Guidelines (the “TCFD Guidelines”) in our 2021-2022 ESG Report.

See “Climate Change” on page 25 for additional information

Corporate Headquarters	Our corporate headquarters in New York is located in a LEED Gold certified building with an Energy Star Label.
Golf Course Operations

In October 2022, we transitioned the management of our golf courses to CDN Golf Management, Inc. (“CDN Golf”), an affiliate of Cabot, a developer, owner and operator of world-class destination golf resorts and communities with a demonstrated commitment to innovation in sustainability in golf course management.

Other Initiatives

Our Environmental Sustainability and Social Responsibility Task Force supervises our ESG initiatives (see page 20)

We continue to seek opportunities to include certain “green lease” provisions in new leases and amendments to existing leases (see page 21)

We perform robust environmental-related transaction due diligence and underwriting, including an assessment of risks through property condition reports, environmental sustainability energy audits, and climate risk assessments (see page 25)

6	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

PROXY STATEMENT SUMMARY

Social Responsibility Highlights

Corporate Culture

As a team of only 23 people, our corporate culture is highly engaged and personal, representing a unique opportunity to elevate and advance our employees in recognition of their contribution to our success.

Our Management Committee, comprised of non-executive leaders across the organization, supports executive leadership to enhance our operations, maintain and enrich our company culture and guide the execution of our strategic priorities.

See “Corporate Culture” on page 26 for additional information

Employee Satisfaction

In connection with our fourth annual employee engagement survey through the Great Place to Work® Institute, with 100% participation across our organization, 91% of our employees agreed that “Taking everything into account, this is a great place to work”.

For the 2022-2023 period, we were certified as a Great Place to Work® for the fourth year in a row, reflecting the culture we, as the VICI team, collectively strive to build and sustain on a daily basis.

Diversity, Equity and Inclusion

We have committed as a Founding Donor to support Nareit’s Dividends Through Diversity, Equity & Inclusion program, which supports charitable and educational organizations and initiatives that will help create a more diverse, equitable, and inclusive REIT and publicly traded real estate industry.

Members of Team VICI serve on Nareit’s Social Responsibility Council and Nareit’s Dividends Through Diversity, Equity & Inclusion Advisory Council.

We completed a company-wide comprehensive diversity, equity, inclusion and belonging curriculum led by an external facilitator from late 2021 to early 2022.

As of December 31, 2022, our Board of Directors and employees were comprised of the following:

(1)   Board leaders refers to the Chair of the Board and each committee of the Board.

See “Diversity, Equity and Inclusion” on page 26 for additional information

Charitable Engagement

We donated nearly $150,000 to charitable organizations in 2022, including more than $22,000 in employee matching donations.

We held a toy drive to support The Child Center of NY and professional clothing drives to support The Bowery Mission and Dress For Success, and hosted a Habitat for Humanity Build Day in 2022.

We made a significant commitment to expand our charitable activity in 2023 and beyond through the Groundswell Charitable Foundation, including a unique charity-focused benefit for employees.

See “Charitable Engagement” on page 27 for additional information

Third-Party Recognition

Recognized with a “GB” Rating by 50/50 Women on Boards™ in May 2022 for our Gender-Balanced Board of Directors, recognizing that 43% of our seven directors, and 50% of our six independent directors, are female.

7

PROXY STATEMENT SUMMARY

Governance Highlights

Governance Commitment

We are committed to sustainable corporate governance practices that promote long-term value creation, transparency and accountability to our stockholders, and are consistently seeking to improve such practices and address the interests of our stockholders.

Board of Directors

Our Board of Directors has a breadth of experience, a wide range of complementary skills and reflects diverse perspectives and backgrounds relevant to our industry and strategy. Our Board of Directors performs an annual Board, Committee and director self-assessment, which in 2022 was facilitated by an independent evaluator.

See “Annual Board, Committee and Director Evaluation Process” on page 34 for additional information

Risk Oversight

Management and the Board, including its committees, each evaluate risks within their respective functions through our risk oversight framework. We refresh our enterprise risk management assessment annually and assess existing and emerging risks on a quarterly basis, which management reports to the Audit Committee each quarter and more frequently as necessary.

See “Risk Oversight” on page 35 for additional information

Proxy Access

We amended our bylaws in December 2022 to implement proxy access, permitting a stockholder (or a group of up to 20 stockholders) owning 3% or more of our outstanding common stock continuously for at least three years to nominate up to the greater of two directors or 20% of the total number of directors for inclusion in our proxy materials for election at any annual meeting of stockholders, subject to certain procedural, eligibility and disclosure requirements set forth in our bylaws.

See “Proxy Access” on page 38 for additional information

Policies and Practices

In 2022, we amended our Executive Officer stock ownership guidelines to increase our CEO’s ownership threshold from 5x to 6x base salary and our Board of Directors stock ownership guidelines to require 5x of the directors’ annual base cash retainer to further align management/director and stockholder interests, as well as to exclude unearned performance-based equity from ownership calculations.

See “Stock Ownership Guidelines” on page 57 for additional information

Third-Party Recognition	We were the subject of a Stanford Closer Look Series corporate governance case study: “VICI Properties: Creating Value from the Ashes of Caesar’s Demise,” published in June 2022.

We ranked 4th (with two other companies) in the U.S. REIT corporate governance rankings of Green Street Advisors, an independent research and advisory firm concentrating on the commercial real estate industry in North America and Europe, as of March 2023.

What’s New?

We are consistently striving to improve our approach to environmental sustainability, social responsibility and corporate governance, as well as the quality and transparency of our related disclosure. We believe providing additional information to our investors and other stakeholders is of the utmost importance. New developments regarding these matters include:

Corporate Governance
• Enhanced disclosure regarding our annual Board, Committee and director self-assessment process led by an independent evaluator in 2022 – see page 34	• Enhanced disclosure regarding our enterprise risk management processes – see page 34
Environmental Sustainability
• Enhanced sustainability data reporting by including our corporate headquarters and expanding to include additional fuel data and estimated Scope 1 and Scope 2 GHG emissions – see page 23	• Additional disclosure on our climate change risk analysis and related initiatives – see page 25
Human Capital Management and Diversity, Equity and Inclusion
• Updated disclosure regarding our Human Capital Management programs and initiatives – see page 28	• Enhanced disclosure on our diversity, equity and inclusion initiatives, including a historical timeline – see page 28

8	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

PROXY STATEMENT SUMMARY

Executive Compensation Highlights

EXECUTIVE COMPENSATION STRUCTURE

The following is an overview of the highlights of our compensation structure.

2022 PERFORMANCE-BASED PAYOUT SUMMARY

2022 STIP Awards (Annual Cash Incentive Award)		2020-2022 LTIP Awards (3-Year Performance-Based Portion)

AFFO(1) Per Share Growth		Absolute TSR (Annualized)		Relative TSR vs. RMZ

Target	Result	Target	Result	Target	Result

$1.80	$1.93	10.0%	14.0%	70th Percentile	96th Percentile

200%		200%		200%

Payouts as percentage of Target performance level based on outperformance compared to pre-established quantitative goals

(1)

AFFO is a non-GAAP financial measure. “GAAP” means the generally accepted accounting principles in the U.S. For a definition and reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure, see the section entitled “Reconciliation of Non-GAAP Measures” on pages 61 - 62 of our 2022 Annual Report.

2022 EXECUTIVE COMPENSATION SUMMARY

The table below summarizes the total compensation awarded to each named executive officer with respect to 2022 (see pages 45 through 68 of this Proxy Statement for further detail).

	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Edward B. Pitoniak Chief Executive Officer	$1,000,000	$—	$6,500,000	$4,000,000	$13,494	$11,513,494

John W.R. Payne President and Chief Operating Officer	$1,200,000	$—	$2,680,000	$2,040,000	$13,494	$5,933,494

David A. Kieske Executive Vice President, Chief Financial Officer and Treasurer	$575,000	$—	$2,782,500	$1,437,500	$13,494	$4,808,494

Samantha S. Gallagher Executive Vice President, General Counsel and Secretary	$525,000	$—	$2,260,000	$1,050,000	$13,494	$3,848,494

9

PROPOSAL 1: ELECTION OF DIRECTORS

Introduction

Our Board of Directors currently consists of seven members, all of whom have terms expiring at the Annual Meeting or until his or her earlier death, resignation, removal or a determination by the Board of Directors that such director no longer has the qualifications that are required by the Company’s charter or bylaws. All of our directors will be nominated to serve until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified.

At the Annual Meeting, stockholders will be asked to elect each of the director nominees to serve until the 2024 annual meeting of stockholders or until their respective successors are duly elected and qualified or until his or her earlier death, resignation, removal or a determination by the Board of Directors that such director no longer has the qualifications that were required by the Company’s charter or bylaws. Our Board of Directors, upon the recommendation of our Nominating and Governance Committee, has nominated James R. Abrahamson, Diana F. Cantor, Monica H. Douglas, Elizabeth I. Holland, Craig Macnab, Edward B. Pitoniak and Michael D. Rumbolz to serve as directors. Each of the nominated persons currently serves as a member of the Board of Directors and has consented to being named in this Proxy Statement and to serve as a director, if elected. If any nominee is unavailable for election or service, the Board of Directors may designate a substitute nominee and the persons designated as proxy holders on the Proxy Card will vote for the substitute nominee recommended by the Board of Directors.

We believe that each of our director nominees has the specific experience, qualifications, attributes, and skills necessary to serve as an effective director on our Board of Directors. A description of our process for identifying and evaluating director nominees, as well as our criteria for membership on our Board of Directors, is set forth under the heading “Corporate Governance Matters—Director Candidate Qualification and Selection Process”.

Vote Required

Under our bylaws, to be elected in an uncontested election, director nominees must receive the affirmative vote of a majority of the votes cast, which means that the number of shares of common stock voted for a nominee must exceed the number of shares of common stock voted against that nominee. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

If an incumbent director fails to be re-elected by a majority of votes cast, that director is required under our bylaws to tender his or her resignation to the Board of Directors. Any such resignation will take effect immediately upon its receipt. The Nominating and Governance Committee will consider promptly whether to fill the office of the nominee who has tendered a resignation and make a recommendation to the Board of Directors about filling the vacancy. The Board of Directors is required to act on the Nominating and Governance Committee’s recommendation and publicly disclose its decision and its rationale within 90 days after the election results are certified.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE SET FORTH BELOW.

10	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Director Nominees

Below is the biographical information about the director nominees, including the specific experience, qualifications, attributes and skills that led to our Board of Directors and Nominating and Governance Committee to conclude that each should be nominated to serve as a director.

JAMES R. ABRAHAMSON Former Chairman and Chief Executive Officer of Interstate Hotels & Resorts Independent	Age: 67 Director Since: October 2017 Board Role: Chair

BIOGRAPHICAL INFORMATION

Mr. Abrahamson served as Board Chair of Interstate Hotels & Resorts (“Interstate”),the leading global hotel management company comprised of approximately 500 hotels until the sale of Interstate to Aimbridge Hospitality in October 2019. He previously served as Interstate’s Chief Executive Officer from 2011 to March 2017; he was named to the additional position of Chairman in October 2016. Mr. Abrahamson serves as an independent director of BrightView Holdings Inc. (NYSE: BV), the largest provider of commercial landscape design and maintenance services in the United States, since 2015. Previously, Mr. Abrahamson served as an independent director of CorePoint Lodging Inc., a leading midscale REIT comprised of over 100 hotels, from its launch in 2018 until its sale to a joint venture between affiliates of Highgate Hotels, L.P. and Cerberus Capital Management, L.P. in March 2022, an independent director at LaQuinta Holdings (NYSE: LQ) from 2015 until its sale to Wyndham Hotels & Resorts in 2018 and as an executive director of the Board of Intercontinental Hotels Group (LON: IHG) in 2010 and 2011. Prior to joining Interstate in 2011, Mr. Abrahamson held senior leadership positions with InterContinental Hotels Group (LON: IHG), Hyatt Corporation (NYSE: H), Marcus Corporation (NYSE: MCS) and Hilton Worldwide (NYSE: HLT). Mr. Abrahamson has previously served as President of the Marriott International National Association owners’ organization in 2017 and 2018, as Board Chair of the American Hotel and Lodging Association in 2015 and 2016 and as Board Chair of the U.S. Travel Association in 2013 and 2014. He holds a degree in Business Administration from the University of Minnesota.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Mr. Abrahamson’s vast experience in, and knowledge of, the hospitality industry provides our Board of Directors with valuable insight into the industry. Skills gained from extensive previous and current board service in public and private companies are also valuable for our Company and our Board of Directors.

DIANA F. CANTOR Partner, Alternative Investment Management, LLC Independent	Age: 65 Director Since: May 2018 Board Committees: Audit (Chair) Nominating and Governance

BIOGRAPHICAL INFORMATION

Ms. Cantor is currently a partner with Alternative Investment Management, LLC, an independent, privately-held investment firm with a focus on private equity and hedge funds – a position she has held since January 2010. She is a former Chairman and Vice Chairman of the Virginia Retirement System Board of Trustees, where she served on the Audit and Compliance Committee. Ms. Cantor was a Managing Director with New York Private Bank and Trust from January 2008 through the end of 2009. Ms. Cantor served as founding Executive Director of the Virginia College Savings Plan, the state’s 529 college savings program, from 1996 to January 2008. Ms. Cantor served seven years as Vice President of Richmond Resources, Ltd. from 1990 through 1996, and as Vice President of Goldman, Sachs & Co. from 1985 to 1990. Ms. Cantor is a Certified Public Accountant. Ms. Cantor has served on the Board of Directors of Domino’s Pizza, Inc. (NYSE: DPZ) since October 2005 and the Board of Directors of Universal Corporation (NYSE: UVV) since 2012, and continues to serve on both. She also serves on the Board of Directors of Mauser Packaging Solutions and SCP Retirement Services (both private companies), and previously served on the Boards of Directors of Media General Inc., Revlon, Inc., Vistage International, Inc., Knowledge Universe Education LLC, Edelman Financial Services, LLC (previously The Edelman Financial Group Inc. (NASDAQ: EF)), Adore Me, and Service King Body and Paint LLC. Ms. Cantor earned a Juris Doctor degree from New York University School of Law, a Master of Business Administration degree from the University of Miami and a Bachelor of Science degree in Accounting from the University of Florida.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Ms. Cantor possesses extensive financial skills and experience and brings to the Board of Directors an important financial perspective. Ms. Cantor also provides valuable consumer product and marketing knowledge, as well as significant public company directorship experience, providing a valuable perspective to our Company and our Board of Directors.

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PROPOSAL 1: ELECTION OF DIRECTORS

MONICA H. DOUGLAS General Counsel for The Coca-Cola Company Independent	Age: 50 Director Since: February 2020 Board Committees: Compensation

BIOGRAPHICAL INFORMATION

Ms. Douglas currently serves as General Counsel for The Coca-Cola Company – a position she has held since April 2021. Ms. Douglas previously served as General Counsel, North America for The Coca-Cola Company from January 2018 through April 2021, Legal Director for The Coca-Cola Company in South Africa from September 2013 through December 2017 and as Vice-President of Supply Chain and Consumer Affairs for The Coca-Cola Company from 2008 through 2013. In addition, Ms. Douglas is a member of the Board of Directors of Junior Achievement USA, an organization that provides programs for children in kindergarten through twelfth grade, which fosters work readiness, entrepreneurship and financial literacy skills; Jack and Jill of America, Inc., a membership organization of mothers with children ages two through nineteen, dedicated to nurturing future African American leaders by strengthening children through leadership development, volunteer service, philanthropic giving and civic duty; and Cool Girls, Inc., an organization dedicated to the self-empowerment of girls. She earned a Juris Doctor degree from Stanford Law School, and a Bachelor of Arts degree from the University of Michigan.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Ms. Douglas possesses extensive consumer branding knowledge, as well as significant governance and risk management experience, on an international scale, through her experience as a general counsel for one of the most recognizable global brands, all of which provide meaningful additional perspective to our Company and our Board of Directors.

ELIZABETH I. HOLLAND Chief Executive Officer, Abbell Credit Corporation and Abbell Associates, LLC Independent	Age: 57 Director Since: January 2018 Board Committees: Audit Nominating and Governance (Chair)

BIOGRAPHICAL INFORMATION

Ms. Holland is the Chief Executive Officer of Abbell Credit Corporation and Abbell Associates, LLC, a more than 80-year-old privately held real estate acquisition, development and management company with a portfolio of shopping center, office and enclosed mall properties. She has held these roles since 1997. Ms. Holland is also the Chief Executive Officer of Consortial Technologies, LLC, a privately held company. Prior to joining Abbell Associates, Ms. Holland was a senior staff attorney on the National Bankruptcy Review where she was a member of a Congressional commission charged with making recommendations to the U.S. Congress for bankruptcy code reform. Prior to that, she was a restructuring and business reorganization attorney at Skadden, Arps, Slate, Meagher & Flom LLP in New York City. Ms. Holland was also a fixed income portfolio manager. Ms. Holland is an independent trustee of Federal Realty Investment Trust (NYSE: FRT), a leading shopping center REIT. She is an active member of the International Council of Shopping Centers (“ICSC”), serving as the organization’s Chairman from 2016 to 2017, Vice Chairman from 2015 to 2016, and currently serves on the Board of Trustees. She is also a member of the Urban Land Institute and its CRC Blue Flight Council. Ms. Holland earned a Juris Doctor degree from Brooklyn Law School and a Bachelor of Arts degree from Hamilton College.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Ms. Holland’s retail real estate expertise and experience as Chairman of ICSC provide valuable and complimentary skill sets to our Board of Directors. Ms. Holland also provides valuable perspective and experience to our Company and our Board of Directors through her role as a chief executive officer in the real estate industry and as a director for another publicly traded REIT.

12	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

CRAIG MACNAB Former Chairman and Chief Executive Officer, National Retail Properties, Inc. Independent	Age: 67 Director Since: October 2017 Board Committees: Audit Compensation (Chair)

BIOGRAPHICAL INFORMATION

Mr. Macnab held the position of Chairman and Chief Executive Officer of National Retail Properties, Inc. (NYSE: NNN), a real estate investment trust that acquires, owns, invests in and develops properties that are leased primarily to retail tenants, from 2008 (with his service as Chief Executive Officer beginning in 2004) until his retirement in April 2017. Mr. Macnab has served as an independent director of American Tower Corporation (NYSE: AMT) since 2014, and served as a director of Cadillac Fairview Corporation (a private company) from September 2011 through December 2022 and Forest City Realty Trust (NYSE: FCEA) from 2017 to 2018, Eclipsys Corporation from 2008 to 2014, and DDR Corp. (NYSE: DDR) from 2003 to 2015. Previously, Mr. Macnab was the Chief Executive Officer and President of JDN Realty, a publicly traded real estate investment trust, from 2000 to 2003. Mr. Macnab holds a Bachelor’s degree in Economics and Accounting from the University of the Witwatersrand and a Master of Business Administration from Drexel University.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Mr. Macnab brings to our Company and Board of Directors extensive financial, strategic and management experience leading a publicly held REIT in the retail sector, as well as a broad skill set and perspective gained from extensive public and private company board experience.

EDWARD B. PITONIAK Chief Executive Officer, VICI Properties Inc.	Age: 67 Director Since: October 2017 Board Committees: None

BIOGRAPHICAL INFORMATION

Mr. Pitoniak was appointed as our Chief Executive Officer on October 6, 2017. Prior to this, Mr. Pitoniak served as Vice Chairman of Realterm, a private equity real estate manager based in Annapolis, Maryland, that invests in logistics real estate, from January 2015 to July 2017. Mr. Pitoniak served as an independent director on the board of directors of Ritchie Bros. Auctioneers Incorporated (NYSE: RBA), a global asset management and disposition company from July 2006 to May 2019. Mr. Pitoniak served as Managing Director, Acting Chief Executive Officer and Trustee of InnVest, a publicly listed REIT, from April 2014 to February 2015, where he was responsible for recapitalizing the REIT and transitioning its management function from an external, third-party management model to an internal management model. He then served as Chairman and Trustee of InnVest from February 2015 to August 2016, when the REIT was sold and taken private. He also served as a director of Regal Lifestyle Communities (TSE: RLC), a Canadian senior housing real estate owner and operator, from 2012 until its sale in 2015. Mr. Pitoniak retired in 2009 from the position of President and Chief Executive Officer and Director of bcIMC Hospitality Group, a hotel property and brand ownership entity (formerly a public income trust called Canadian Hotel Income Properties Real Estate Investment Trust (“CHIP”)), where he was employed from 2004 to 2009. As Chief Executive Officer of CHIP, he led the company to four consecutive years of total return leadership among Canadian hotel REITs, and then to a sale in 2007. Mr. Pitoniak was also a member of CHIP’s Board of Trustees before it went private. Prior to joining CHIP, Mr. Pitoniak was a Senior Vice President at Intrawest Corporation, a ski and golf resort operator and developer, for nearly eight years. Before Intrawest, Mr. Pitoniak spent nine years with Times Mirror Magazines, where he served as editor-in-chief and associate publisher with Ski Magazine. Mr. Pitoniak has a Bachelor of Arts degree from Amherst College.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Mr. Pitoniak provides our Board of Directors with valuable experience in the hospitality, entertainment and real estate industries and, in particular, with respect to publicly held REITs. Our Company and our Board of Directors also benefit from Mr. Pitoniak’s extensive previous board service. In addition, Mr. Pitoniak’s position as our Chief Executive Officer since our formation allows him to advise our Board of Directors on management’s perspective over a full range of issues affecting the Company.

13

PROPOSAL 1: ELECTION OF DIRECTORS

MICHAEL D. RUMBOLZ Executive Chairman of the Board of Directors, Everi Holdings Inc. Independent	Age: 68 Director Since: October 2017 Board Committees: Compensation Nominating and Governance

BIOGRAPHICAL INFORMATION

Mr. Rumbolz has served as Executive Chairman of the Board of Directors of Everi Holdings Inc. (NYSE: EVRI), a developer of gaming products and services since April 2022. Since 2016, Mr. Rumbolz has held numerous positions at Everi Holdings, including Chairman of the Board of Directors and Chief Executive Officer from March 2020 to April 2022 and President and Chief Executive Officer from May 2016 through March 2020. Mr. Rumbolz has served as an independent director of Seminole Hard Rock Entertainment, LLC since 2008. Mr. Rumbolz served as Chairman of the Board of Directors of Employers Holdings, Inc. (NYSE: EIG), from 2005 until May 2020, and as Chairman and Chief Executive Officer of Cash Systems, Inc., a provider of cash access services to the gaming industry, from 2005 until 2008 when Cash Systems, Inc. was acquired by Everi Holdings. Mr. Rumbolz has also from time to time provided consulting services and held a number of public and private sector employment positions in the gaming industry, including serving as Member and Chairman of the Nevada Gaming Control Board from 1985 through 1988. Mr. Rumbolz was also the former Vice Chairman of the Board of Casino Data Systems until it was sold in 2001, the President and CEO of Anchor Gaming from 1995 to 2000, the director of Development for Circus Enterprises (later Mandalay Bay Group) from 1992 to 1995, and the President of Casino Windsor at the time of its opening in Windsor, Ontario in 1995. In addition, Mr. Rumbolz is the former Chief Deputy Attorney General of the State of Nevada. In August 2022, the American Gaming Association announced Mr. Rumbolz’s induction into its Gaming Hall of Fame Class of 2022 in recognition of his contributions to the gaming industry over the past 40 years. Mr. Rumbolz earned a Bachelor of Arts degree in political science from the University of Nevada – Las Vegas and a Juris Doctor degree from the University of Southern California.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Mr. Rumbolz’s experience in the highly regulated gaming industry, both as an operator and as a regulator, provide a valuable perspective and practical insight to our Company and our Board of Directors. Our Company and our Board of Directors also benefit from Mr. Rumbolz’s extensive prior public and private board service.

There are no family relationships among any of our directors or executive officers.

14	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Introduction

Our Audit Committee has appointed the accounting firm of Deloitte (defined below) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Action by stockholders is not required by law, the NYSE or our organizational documents in the appointment of an independent registered public accounting firm, but this appointment is submitted by our Board of Directors for ratification as a matter of good corporate governance in order to give our stockholders a voice in the designation of auditors. If the appointment is not ratified by our stockholders, our Board of Directors will further consider its choice of Deloitte as our independent registered public accounting firm and may, but will not be required to, appoint a different independent registered public accounting firm. Deloitte has served as our independent registered public accounting firm since our formation on October 6, 2017 and is considered by our management to be well-qualified. Deloitte has advised us that neither it nor any member thereof has any financial interest, direct or indirect, in our Company or any of our subsidiaries in any capacity.

For additional information regarding our independent registered public accounting firm, see “Principal Accountant Fees and Services” below. A representative of Deloitte will be present at the Annual Meeting. The representative will have an opportunity to make a statement if desired and will be available to respond to appropriate questions.

Evaluation of Independent Registered Public Accounting Firm

Prior to selecting Deloitte for the fiscal year ending December 31, 2023, the Audit Committee evaluated Deloitte’s performance with respect to fiscal year 2022. In conducting this annual evaluation, the Audit Committee considered management’s assessment of Deloitte’s performance in areas such as: (i) independence; (ii) the quality and the efficiency of the services provided, including audit planning and coordination; (iii) the adequacy of information provided on accounting issues, auditing issues and regulatory developments affecting REITs; (iv) the quality and effectiveness of communications with the Audit Committee and management, including the ability to meet deadlines and respond quickly; (v) reports of the PCAOB and other available data regarding the quality of work performed by Deloitte; and (vi) the geographic reach and expertise of Deloitte in terms of quantity, quality and location of staff.

The Audit Committee also considered Deloitte’s tenure, the relative costs, benefits, challenges, overall advisability and potential impact on the Company of changing auditors and the reasonableness of Deloitte’s historical and proposed billable rates. The Audit Committee is responsible for the audit fee negotiations associated with the retention of Deloitte. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered accounting firm. Further, in conjunction with the rotation of the auditing firm’s lead engagement partner every five years (which is next expected to take place in 2024 following the audit for the fiscal year ending December 31, 2023), the Audit Committee and its chair will continue to be involved in the selection of Deloitte’s new lead engagement partner. The members of the Audit Committee and the Board believe that the continued retention of Deloitte to serve as our independent external auditor is in the best interests of us and our stockholders.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2023. As a result, for purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

RATIFICATION OF THE APPOINTMENT OF DELOITTE AS OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

15

CORPORATE GOVERNANCE MATTERS

Corporate Governance Profile

Our commitment to corporate governance is integral to our business and reflects not only regulatory requirements, NYSE listing standards and broadly recognized governance practices, but also effective leadership and oversight by our senior management team and Board of Directors. We have structured our corporate governance in a manner that we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance framework include the following:

WHAT WE DO	WHAT WE DON’T DO

86% Independent Directors. Six of our seven directors standing for election have been determined by our Board to be “independent” as defined by the NYSE listing standards.	No Classified Board. Our directors are elected annually for one-year terms.

Independent Chair and Entirely Independent Committees. Our Chair of the Board is an independent director, which strengthens the role of our independent directors and encourages independent Board leadership. All of the members of our Audit, Compensation, and Nominating and Governance Committees are independent.

No Poison Pill or Stockholder Rights Plan. We do not have a “poison pill” or stockholder rights plan, and, in the event we determine to adopt such a plan, we will seek stockholder approval prior to, or in certain circumstances within twelve months following, such adoption by our Board of Directors.

Annual Board, Committee and Director Self-Evaluations. The Board of Directors and each committee annually conduct a comprehensive self-evaluation process and considers engaging an independent evaluator at least every three years (with such independent evaluator being engaged in connection with the 2022 annual self-evaluation process).

Opted Out of Maryland Anti-Takeover Statutes. We have elected not to be subject to the Maryland Unsolicited Takeover Act (MUTA), Maryland Business Combination Statute and the Maryland Control Share Acquisition Statute, and any change to such elections must be approved by our stockholders.

Majority Voting for Directors. Directors are elected in uncontested elections by the affirmative vote of a majority of the votes cast.

No Material Related Party Transactions or Relationships. We do not currently have any material related party transactions. In addition, no immediate family relationships exist among any of our directors or executive officers.

Systemic Risk Oversight by Board and Committees. Our Board has overall responsibility for risk oversight, while each of our Audit, Compensation and Nominating and Governance Committees monitor and address risks within the scope of their particular expertise or charter.

No Selective Disclosure of Information. We have a Corporate Disclosure Policy applicable to directors, officers and employees to ensure timely, transparent, consistent and accurate financial and other information is provided to the investing community on a non-selective basis.

Audit Committee Financial Experts. All of the members of our Audit Committee qualify as “audit committee financial experts” as defined by the SEC.

No Option Trading or Short Selling of Our Securities. None of our directors and officers are permitted to trade in options, warrants, puts and calls or similar instruments on Company securities or sell Company securities “short”.

Robust Executive Officer and Director Stock Ownership Guidelines. Our amended stock ownership guidelines require each of our executive officers and directors to accumulate and hold a significant amount of shares and exclude unearned performance-based equity from qualification as ownership.

No Hedging or Pledging of Our Securities. Our anti-hedging policy prohibits our directors and officers from engaging in any hedging or monetization transactions involving our securities. In addition, none of our executive officers or directors are permitted to purchase our securities on margin, or pledge our securities as collateral for margin or other loans.

Market-Standard Proxy Access. A stockholder, or a group of up to 20 stockholders, that continuously hold 3% or more of our shares for at least 3 years may nominate up to the greater of two directors or 20% of directors and such nominees will appear on the same ballot as the nominees recommended by our Board of Directors, subject to applicable requirements set forth in our bylaws.

No Limits on Stockholder Ability to Amend Bylaws. Our stockholders are empowered to amend, alter or repeal any provision in our bylaws upon the affirmative vote of a majority of all the votes entitled to be cast.

16	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

Corporate Governance Highlights

We are committed to maintaining the highest standards of corporate governance, which we believe promotes long-term value creation, transparency and accountability to our stockholders. Because corporate governance practices evolve over time, based on our ongoing evaluation of best practices and investor feedback on our governance practices, we have consistently implemented governance and disclosure enhancements since our formation in 2017.

17

CORPORATE GOVERNANCE MATTERS

Corporate Governance Documents

Our corporate governance framework is a set of principles, guidelines, policies and practices that support consistent financial performance and long-term value creation for our stockholders.

CORPORATE GOVERNANCE GUIDELINES

Our Corporate Governance Guidelines set forth a flexible framework within which the Board of Directors, assisted by its committees, directs the affairs of the Company. The Corporate Governance Guidelines reflect the Board of Directors’ commitment to monitoring the effectiveness of decision-making at the Board of Directors and management level and ensuring adherence to good corporate governance principles. The Corporate Governance Guidelines address, among other things:

•  the responsibilities and qualifications of directors, including director independence, and the selection process and evaluation criteria for new director candidates

•  the responsibilities, composition and functioning of the Board of Directors and its committees

•  director access to officers and employees, as well as to outside advisors

•  the principles of director compensation

•  director orientation and continuing education

•  Board of Director interaction with stockholders and interested parties

•  management succession planning, development and review

•  annual performance evaluation of the Board of Directors, its committees and each director

•  minimum stock ownership guidelines for our directors, CEO and other executive officers

Our Corporate Governance Guidelines are periodically reviewed by the Nominating and Governance Committee.

CODE OF BUSINESS CONDUCT

Our Code of Business Conduct applies to our directors, officers (including our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer) and other employees. Among other matters, our Code of Business Conduct is designed to:

•  deter wrongdoing, including with respect to corporate opportunities, the protection and proper use of company assets, and political contributions and payments to government personnel

•  promote honest and ethical conduct, including maintaining confidentiality of proprietary or confidential information and the ethical handling of actual or apparent conflicts of interest in a personal and/or professional capacity

•  promote full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications

•  ensure compliance with applicable governmental laws, rules and regulations

•  establish an expectation of fair dealing with our competitors, tenants, managers of our properties, suppliers and employees

•  encourage prompt internal reporting of violations of the Code of Business Conduct to appropriate persons identified in the Code of Business Conduct and advocate for accountability for adherence to the Code of Business Conduct

In addition, the Code of Business Conduct expressly states our commitment to a diverse workplace and requires that all employment practices and decisions be conducted without regard to race, color, ancestry, national origin, age, gender, sex, sexual orientation, marital status, religion, age, pregnancy and childbirth (or any related medical conditions), disability, gender identity or expression, results of genetic testing, genetic information (including, where applicable, sickle cell trait), or service in the military, or any other protected categories under applicable federal, state, and local laws.

Only our Board of Directors, or a committee designated by the Board of Directors, is able to approve any waiver of the Code of Business Conduct for our executive officers or directors, and any such waiver shall be promptly disclosed as required by law, stock exchange regulations or the requirements of the SEC. Any substantive amendments to or waivers from any provision of the Code of Business Conduct applicable to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer will be posted on our website at www.viciproperties.com under the section “Corporate Responsibility—Governance”.

WHISTLEBLOWER POLICY & HOTLINE

Our Whistleblower Policy establishes procedures for (i) the receipt, retention and treatment of complaints regarding improper or questionable accounting, internal accounting controls or auditing matters involving the Company, and (ii) the confidential, anonymous submission of such complaints by employees of the Company. In order to facilitate the submission of such complaints, we have implemented a secure whistleblower hotline and website. The whistleblower hotline and website are operated by an independent service provider and are available for the anonymous submission of complaints. Since implementation of the Whistleblower Policy, we have received no material complaints or submissions through our whistleblower reporting process.

18	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

CORPORATE SOCIAL RESPONSIBILITY POLICY

Our Corporate Social Responsibility Policy sets forth the Company’s policy to contribute to the improvement of economic, environmental and social conditions through the Company’s business activities regardless of geographic location, within the scope of our capabilities and consistent with applicable laws and regulations, and our Code of Business Conduct. The Corporate Social Responsibility Policy covers, among other things:

•  environmental sustainability

•  labor, health and safety

•  human rights and human trafficking

•  compliance with applicable governmental laws, rules and regulations

•  business integrity and anti-money laundering

•  education and training opportunities for our employees, including with respect to cybersecurity, diversity, anti-harassment and sustainability

•  engagement of stakeholders, including our stockholders, our employees, our tenants and borrowers, and our communities

•  diversity and inclusion

•  considerations relating to suppliers, including, where available and feasible, a commitment to work with suppliers to advance economic inclusion and work with minority and women-owned businesses

•  cybersecurity and data protection

•  reporting of apparent misconduct or violations of the policy, including a confidential, secure reporting structure

Our Board of Directors periodically reviews the Corporate Social Responsibility Policy.

POLITICAL CONTRIBUTION POLICY

Our Political Contribution Policy, in addition to our Code of Business Conduct, provides:

•  that Company personnel are encouraged to participate in political activities on their own time and at their own expense, and in a manner consistent with applicable law and the Company’s applicable policies

•  that Company assets, facilities and resources may not be used for political purposes except in accordance with law and after approval by the Board of Directors

•  for the implementation of internal safeguards to prevent unlawful political contributions by the Company and our officers, employees and directors who are licensed or have applied for a gaming license in one or more of the jurisdictions in which we are licensed, due to the highly regulated nature of the gaming industry in which we operate

•  for the strict prohibition on making illegal payments to government officials of any country, including under the U.S. Foreign Corrupt Practices Act, which prohibits giving anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business, and similar federal, state and local rules, as well as those of foreign governments

Our Board of Directors periodically reviews the Political Contribution Policy and the Code of Business Conduct. In accordance with our policies, any company resources utilized for political advocacy purposes require the approval of our Board of Directors. In 2022, VICI paid a total of approximately $385,000 in membership dues to the National Association of Real Estate Investment Trusts (Nareit), the American Gaming Association (AGA), and a regional business council organization, a portion of which was allocated by the respective organizations to lobbying and political activities. Except for such portion of these membership dues (which are not directed by VICI), VICI did not expend corporate resources for political advocacy purposes in 2022.

RESPONSIBLE SUPPLIER PRINCIPLES

Our Responsible Supplier Principles are designed to outline our expectations for the responsible business practices of our third-party suppliers. The Responsible Supplier Principles include our expectation that our third-party suppliers (i) comply with all applicable laws and regulations, (ii) have a commitment to a diverse workplace, (iii) institute and enforce policies prohibiting harassment and discrimination, (iv) prohibit forced labor and abuse of labor, including human trafficking, (v) prohibit child labor, (vi) comply with all applicable local and national wage, work hours, overtime and benefits laws, and (vii) support environmental sustainability and business integrity.

Our Board of Directors periodically reviews the Responsible Supplier Principles for changes in our business and any legal or regulatory requirements.

Where to Find our Corporate Governance Documents

You are encouraged to visit our website at https://investors.viciproperties.com/environmental-social-and-governance/corporate-governance/#governance-documents to view or obtain copies of our articles of incorporation and bylaws, committee charters, and certain corporate policies, including our Code of Business Conduct. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this Proxy Statement or any other report or document we file with or furnish to the SEC. You may also obtain, free of charge, a copy of each of these documents by directing your request in writing to Secretary, VICI Properties Inc., 535 Madison Avenue, 20th Floor, New York, New York 10022. Additional information relating to the corporate governance of our Company is also set forth below and included in other sections of this Proxy Statement.

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CORPORATE GOVERNANCE MATTERS

Environmental Sustainability and Social Responsibility

KEY PILLARS OF ENVIRONMENTAL SUSTAINABILITY AND SOCIAL RESPONSIBILITY

Environmental sustainability and social responsibility are integral components of growing and maintaining value for our stockholders. Accordingly, we are committed to progress in environmental sustainability across our corporate headquarters, our leased properties and our owned golf courses, as well as to the health, safety and well-being of our employees, suppliers, partners and local communities.

Environmental Sustainability • Advance Tenant Engagement • Expand Sustainability Data Reporting • Assess Climate Change Risk • Maintain Rigorous Environmental Underwriting Standards	Social Responsibility • Maintain Culture and Values • Drive Employee Engagement • Advance Diversity, Equity and Inclusion • Demonstrate Charitable Commitment

KEY AREAS OF OVERSIGHT AND RESPONSIBILITY

The key areas of responsibility regarding certain ESG matters with respect to our Board of Directors and its committees, our executive leadership and our employee-led groups are set forth below:

20	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

ENVIRONMENTAL SUSTAINABILITY

Environmental Sustainability and Social Responsibility Task Force. Formed in 2018, our Environmental Sustainability and Social Responsibility Task Force consists of employees across functional areas, and from various professional levels, including our Executive Vice President and General Counsel. The Environmental Sustainability and Social Responsibility Task Force periodically meets to consider, implement and oversee our environmental sustainability initiatives and to monitor our engagement with our tenants to collect and review data relating to environmental sustainability and understand the environmental impact of our leased property portfolio. In addition, management reports to the Nominating and Governance Committee on a quarterly basis, and more frequently as necessary, on key updates and developments with respect to our environmental sustainability initiatives.

Our Corporate Headquarters. Our corporate headquarters is located in a building that has achieved a LEED Gold certification for existing buildings through the integration of many of the latest sustainable building materials and systems into the building’s operation. Our corporate headquarters building has also earned an Energy Star Label.

Our Leased Properties. Our existing leased properties are leased pursuant to long-term, triple-net leases. As a result of our triple-net lease structure, our tenants maintain sole operational control over our properties, including the authority to develop and improve the environmental sustainability performance at the properties.

Tenant Engagement. As a component of our sustainability efforts, we continue to focus on tenant engagement initiatives designed to facilitate an understanding of the environmental impact of our leased properties and to gather environmental sustainability data in order to monitor our leased property portfolio, as well as potential future opportunities such as supporting our tenants’ sustainability-related investments in future capital expenditure or redevelopment projects as a financing partner.

A brief review of our sustainability engagement with our tenants is presented below:

2020

We took additional steps to establish formal processes with certain of our tenants, which we expect will facilitate further cooperation between us and our tenants with respect to conservation, sustainability, recycling, energy efficiency, and waste reduction and other programs that may be implemented.

2021

We advanced our tenant engagement initiative through additional outreach to each of our tenants to further engage on their environmental sustainability programs, goals and strategies. We also continue to incorporate certain limited “green lease” provisions into our new leases and amendments to existing leases.

2022

We continued to engage with our tenants individually to facilitate, among other things, data reporting, resulting in reporting on key resource metrics with respect to a majority of our triple-net leased portfolio in 2022, as well as initial discussion regarding climate change risk across our portfolio.

2023

In January 2023, we engaged an external ESG consultant to guide the next iteration of our ESG strategy. Among other initiatives, we commenced a comprehensive stakeholder materiality assessment in March 2023 to obtain input from certain of our tenants and identify next steps with respect to our tenant engagement program.

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CORPORATE GOVERNANCE MATTERS

Our Tenants’ Sustainability Initiatives. We are proud of the work our tenants have done to implement environmental sustainability measures, set goals and prioritize ESG matters, whether at our leased properties or more broadly across their properties, operations and employee base. Certain of our tenants have disclosed their comprehensive initiatives and goals, including those relating to environmental sustainability and climate change, such as Caesars, MGM Resorts, PENN Entertainment, Inc. (“PENN Entertainment”) and Hard Rock International (“Hard Rock”). The following information is derived from each tenant’s publicly available disclosure.

Caesars Entertainment. Caesars’ “PEOPLE PLANET PLAY” strategy represents an industry-leading, comprehensive approach to ESG matters, including its key environmental sustainability topics of pursuing science-based carbon reduction goals, reducing energy consumption and reducing and recycling waste. Among other initiatives, Caesars continues to progress meaningful reduction in its environmental impact across its operations, including at our leased properties, through science-based Scope 1 and Scope 2 GHG emissions reduction targets of 35% by 2025 and 100% by 2050.

MGM Resorts. MGM Resorts has embraced a leadership role in environmental sustainability through its “Focused on What Matters: Embracing Humanity & Protecting the Planet” platform. MGM has publicly committed to pursuing concrete sustainability and climate-related goals (including Science-Based Targets initiative goals) through 2025 and 2030, including a Scope 1 and 2 GHG emissions reduction target of 50% by 2030 (2019 baseline) and to source 100% renewable electricity domestically (and 80% globally) by 2030.

PENN Entertainment. PENN Entertainment is committed to safeguarding natural resources and helping to protect the environment, fostering a culture of environmental excellence throughout their organization by meeting or exceeding environmental regulations; implementing environmentally sound policies; and engaging with customers, suppliers and communities on environmental impacts and opportunities for improvement.

Hard Rock. Through Hard Rock’s “Save the Planet” initiative, Hard Rock International and Seminole Gaming are growing efforts to sustainably address waste, energy, and water, by driving operational improvements, engaging non-profit partners, and pursuing best practice collaborations with vendors.

Green Building Certifications. Certain properties in our portfolio have been rated by the U.S. Green Building Council’s Leadership in Energy & Environmental Design (LEED), including:

MGM Springfield in Springfield, Massachusetts (LEED Platinum)	MGM National Harbor in Oxon Hill, Maryland (LEED Gold)

The Venetian Resort in Las Vegas, Nevada (LEED Gold)	The Octavius Tower at Caesars Palace Las Vegas in Las Vegas, Nevada (LEED Silver)

Certain of our tenants’ operations at our properties have also been recognized for environmental performance through, among other recognitions, the Green Building Initiative’s (GBI) Green Globes certifications and Green Key awards.

22	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

SUSTAINABILITY REPORTING

CORPORATE AND GOLF OPERATIONS

Certain resource usage data with respect to our directly operated assets (excluding our triple-net leased property portfolio, which is addressed below), which scope includes our leased corporate headquarters in New York, NY, as well as our four owned golf courses operated and managed by CDN Golf. As we continue to expand our data collection processes, we expect to continue to enhance our reported sustainability data. In addition, we expect to utilize findings from energy and water audits being performed in 2023 to identify additional opportunities to improve the sustainability performance of operations at our golf courses, which drive a large majority of our overall resource usage.

Due to the nature of golf course management and the locations of certain of our golf courses, our total resource consumption depends to some degree on natural weather patterns and outcomes, including total rainfall and drought-like conditions in a given year. In addition, our golf courses were closed from March 2020 to mid-May 2020 due to the impact of the COVID-19 pandemic, which may affect the comparability of results in subsequent years.

Metric	Unit of Measurement	2020	2021	2022

Water Usage[1]	Mgal	510.3	521.5	480.2

Electricity Usage[2]	MWh	5,045.5	5,197.7	5,185.0

Fuel Usage[3]	MWh	2,268.8	2,592.6	2,577.0

Scope 1 Emissions[4]	MTCO2e	511.0	588.4	570.3

Scope 2 Emissions[4]	MTCO2e	1,967	2,026	2,021

(1)

Represents actual water usage at golf courses, as well as estimated water usage at corporate headquarters based on pro rata square footage of overall building usage. The portion of estimated water usage comprises less than 0.2% of overall reported water usage for each reported year.

(2)	Represents combined actual electricity usage at directly operated assets, all of which is sourced from local grids.
(3)	Represents actual fuel usage at golf courses, including propane, liquid natural gas, gasoline, diesel fuel and heating oil. No direct fuel usage at corporate headquarters.
(4)

Represents estimated combined Scope 1 or Scope 2 (location-based) GHG emissions impact, as applicable, from available energy usage data, as calculated pursuant to our third-party sustainability data monitoring platform.

TRIPLE-NET LEASED PORTFOLIO

Reported Portfolio Data Coverage ~77% by property ~78% by sq. ft.

We presented for the first time in our 2021-2022 ESG Report consolidated sustainability data for a majority of our leased property portfolio, including total water usage, electricity, natural gas and district energy usage, tenant Scope 1 and Scope 2 GHG emissions, and overall percentage of generated waste diverted from landfills. This presentation represented available data provided voluntarily by certain of our tenants for the years 2019-2021 and, based on the expected timing and availability of our tenants’ sustainability data and reporting, we expect similar data to be available for 2022 in connection with the publication of our next annual ESG report. In our 2021-2022 ESG Report, we presented consolidated data representing 77% of our leased property portfolio on a per property basis and 78% on an overall square footage basis (in each case, as of June 30, 2022). In connection with our tenant engagement initiative, we expect to continue to encourage our tenants to pursue their respective ESG initiatives and enhance their data reporting capabilities and, accordingly, expand our own ability to report sustainability data with respect to our leased property portfolio. The information in our 2021-2022 ESG Report is not incorporated by reference into, and does not form a part of, this Proxy Statement.

Property Sustainability Measures. Certain of our tenants have implemented various sustainability measures at our leased properties and across their operations, including:
• GHG emissions reduction targets	• Waste reduction initiatives
• On-site renewable energy sources	• Climate change assessments
• Sustainable building certifications	• High-efficiency equipment / appliances
• Smart grid / smart building technologies	• Drought tolerant / native landscaping
• Energy-efficient lighting upgrades	• Electric vehicle charging stations

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CORPORATE GOVERNANCE MATTERS

OUR GOLF COURSES

We own four externally managed championship golf courses at which we and the manager (as described below) strive to contribute to the health and sustainable functioning of our ecosystems with policies and practices that protect watersheds, promote biodiversity, and sustain natural resources through maintenance of naturalized areas where possible.

Cascata Golf Club	Chariot Run Golf Club	Grand Bear Golf Club	Rio Secco Golf Club
Boulder City, Nevada	Laconia, Indiana	Saucier, Mississippi	Henderson, Nevada

CDN Golf Management Transition

On October 1, 2022, we entered into a management agreement with CDN Golf Management Inc. (“CDN Golf”), an affiliate of Cabot, a developer, owner and operator of world-class destination golf resorts and communities, pursuant to which CDN Golf manages and operates our four golf courses. Although CDN Golf has assumed all day-to-day operations of the golf courses, including employment of the Company’s former golf course employees, we continue to own the golf courses through our taxable REIT subsidiary, VICI Golf LLC, and report financial results on a consolidated basis.

CDN Golf and their parent organization, Cabot, are committed to sustainability and innovation in golf course management, and we look forward to working with them to further advance our sustainability initiatives at our golf courses. In partnership with CDN Golf, we will continue to pursue sustainability initiatives to mitigate the environmental impact of operations at these properties.

We have initiated environmental conservation programs at our golf courses, including our ongoing sustainability initiatives listed below:

•

LED Lighting Transition. Our transition to energy-efficient LED lighting is substantially complete, with remaining lighting replaced on an as-needed basis. As of December 31, 2022, approximately 91% of lighting has been upgraded.

•

Landscape Naturalization and Turf Reduction. We are in the process of evaluating the transition of currently landscaped areas to naturalized landscaping, utilizing native plants and grasses, to reduce irrigation and maintenance demands on water usage at the courses. We continue to progress our turf reduction initiative at Cascata Golf Club and have begun this initiative at Rio Secco Golf Club, seeking to reduce the total area of the clubhouse areas and golf course requiring irrigation in order to reduce overall water usage.

•

Reclaimed Water Usage. We utilize reclaimed water at our Rio Secco Golf Club with respect to a significant portion of our irrigation activities in order to reduce our total water usage and environmental impact.

•

HVAC and Infrastructure Upgrades. We continue to update certain heating and cooling systems at each golf course facility to improve energy efficiency and sustainability performance. In addition, we have implemented key infrastructure upgrades, such as replacing pond liners, to reduce waste and improve sustainability performance.

•

Waste Management and Recycling. We have implemented recycling programs at each of our golf courses, which encourage all employees and customers to participate in recycling consumer waste, including paper, glass and plastic (including packaging waste).

•

Environmental Certifications. The Chariot Run Golf Club is certified by the Audubon Cooperative Sanctuary Program as an Audubon Sanctuary, and each of our other golf courses is enrolled in the Audubon Cooperative Sanctuary Program and currently undergoing the certification process. With CDN Golf’s leadership, we expect to continue to advance the Audubon Sanctuary certification process at our remaining golf courses.

24	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

CLIMATE CHANGE

In recent years, increasing natural hazards and global climate trends continuously remind us of the destruction climate change can cause and the imminent threat it poses to communities, businesses, and future generations. As a real estate owner and investor, we understand that we are not immune to these risks and recognize that as these impacts continue to become more severe, chronic trends and acute events may pose a risk to our business model and performance by impacting the underlying value of our assets, the viability of our tenants’ businesses at our properties, and the health, safety, growth and prosperity of the communities that surround our properties. As we operate under a triple-net lease model, the operation, maintenance, repair, and improvements of our leased properties (including with respect to sustainability performance and climate change mitigation) is the sole responsibility of our tenants.

CLIMATE STRATEGY

Our current leased property portfolio is broadly diversified across the United States and Canada. As we continue to pursue our strategic priorities, we expect to maintain this geographic diversity, which also serves to diversify our potential exposure to climate risk. In addition, we have identified related strategic opportunities, such as additional investment and capital allocation opportunities through financing our tenants’ capital expenditures, redevelopment, and other improvements at our leased properties, including those related to addressing the impact of climate change.

CLIMATE GOVERNANCE

Our Environmental Sustainability and Social Responsibility Task Force is primarily responsible for the evaluation and assessment of climate change risk across our portfolio, as well as our related tenant engagement initiatives to support their implementation of measures to mitigate the potential impact of climate change. Pursuant to its charter, our Nominating and Governance Committee is responsible for overseeing our initiatives relating to environmental sustainability, including climate change. Management reports to the Nominating and Governance Committee on a quarterly basis and more frequently as necessary on key updates and developments with respect to our management of climate risk.

MANAGING CLIMATE RISK

In 2022, we engaged a third-party consultant to evaluate the climate risk and sustainability performance of our existing leased property portfolio and golf courses in alignment with the TCFD Guidelines. The results of this property and portfolio-level climate risk assessment allow us to better understand the risks and opportunities posed by climate change, enhance our climate-related governance and risk management processes, and develop our climate change strategy. The key results of our portfolio-level climate change risk assessment (summarized below) are disclosed in alignment with the TCFD Guidelines for the first time in our 2021-2022 ESG Report, which is available on our website. The information in our 2021-2022 ESG Report is not incorporated by reference into, and does not form a part of, this Proxy Statement.

As a result of our triple-net structure, our tenants retain management and operational control of our leased properties, including their climate change initiatives, strategy, approach and implementation, and make independent decisions regarding whether and how to pursue such initiatives at our leased properties. Accordingly, our tenants are responsible for the management of immediate climate-related risk and bear the costs of both short- and long-term climate-related impacts, if any, through the applicable lease term. However, we incorporate climate change into our investment and asset management strategies with a focus on identifying and assessing environmental-related risks.

Underwriting and Due Diligence	Insurance	Tenant Engagement

In evaluating a potential investment or acquisition, we engage in comprehensive environmental due diligence to evaluate risks related to environmental performance of the property and potential environmental exposure or liability, regulatory and zoning-related risks, as well as potential climate change risk and impact. We have incorporated climate change considerations into our existing reporting processes and our Enterprise Risk Management framework.

Under our triple-net leases, our tenants are responsible for obtaining and maintaining adequate insurance coverage with respect to our leased properties, including climate-related risk exposure, consistent with the particular provisions of each lease. In the event of a casualty or condemnation, our tenants are generally responsible for addressing any covered losses, as well as restoring the property to its previous condition.

Our tenant engagement strategy involves regular outreach and communication, including through the identification of potential areas of focus regarding sustainability and supporting the implementation of measures to address sustainability issues. Certain of our tenants are industry leaders in environmental sustainability and we applaud and encourage their efforts. We seek to engage with our tenants to support, where possible, their implementation of environmental sustainability initiatives at our leased properties.

CLIMATE METRICS AND TARGETS

As we do not operate any of our leased properties and cannot directly address the sustainability performance or climate change risk mitigation at such properties, we have not set targets with respect to emissions reduction or other quantitative environmental sustainability-related metrics for our leased property portfolio at this time. With respect to our corporate and golf operations, as we continue to enhance our environmental sustainability programs and initiatives in partnership with CDN Golf, we expect to evaluate the feasibility of setting specific, measurable targets pursuant to key metrics across our operations.

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CORPORATE GOVERNANCE MATTERS

SOCIAL RESPONSIBILITY

Corporate Culture. We are committed to contributing positively to our communities and to creating and sustaining a positive work environment and corporate culture that fosters employee engagement, health, safety and well-being, diversity, equity and inclusion, and equal opportunity. We embody this commitment through maintaining a focus on recruitment and retention of employees with skills, experiences and viewpoints that contribute to our success and enhance our culture, and providing competitive benefit programs, training and development opportunities, tuition reimbursement, and community service events.

Diversity, Equity and Inclusion. Since our formation in 2017, we have maintained the vital importance of a diverse, equitable and inclusive culture in fostering the continued growth and success of our organization. In 2022, we continued the work of reviewing and improving our organization’s diversity, equity and inclusion policies and practices with the leadership of our Diversity and Inclusion Task Force. Due to our headcount of fewer than 100 employees during the applicable period, we are not required to file an EEO-1 Report with the Equal Employment Opportunity Commission for the 2022 calendar year under the applicable requirements of Title VII of the Civil Rights Act of 1964, as amended.

Diversity and Inclusion Task Force. Formed in January 2021, our Diversity and Inclusion Task Force is comprised of employees across functional areas and from various professional levels, and continues to pursue meaningful progress with respect to our diversity and inclusion initiatives. The Diversity and Inclusion Task Force meets on a periodic basis to review recent developments and progress, as well as to collect feedback from members on additional initiatives.

Employee Demographics. As of December 31, 2021 and 2022, the racial and ethnic diversity and gender diversity of our employees (18 corporate employees in 2021 and 23 total employees in 2022) is presented below. Information for 2021 is presented solely with respect to our corporate team to give effect to our management agreement with CDN Golf entered into in October 2022, pursuant to which individuals at our four golf courses previously employed by VICI are now employed by CDN Golf.

Diversity, Equity & Inclusion Engagement Timeline

•	October 2022: Founding Donor in support of Nareit’s Dividends Through Diversity, Equity & Inclusion Giving Campaign

•

June – July 2022: Hosted two interns through the Foundations: REITs and Commercial Real Estate Internship Program, a joint initiative of Nareit, the Urban Land Institute (ULI), and Fannie Mae’s Future Housing Leaders (FHL) to support FHL’s mission of advancing system racial equity within the real estate industry

•	January 2022: Implemented expanded inclusive benefits, including expanded parental leave, parenthood pursuit, and supplemental disability insurance

•

September 2021 – February 2022: Hosted comprehensive diversity, equity, inclusion and belonging curriculum to further educate and equip our employees and support a safe, positive, and inclusive environment

•	June 2021: Our CEO, Mr. Pitoniak, made the CEO Action for Diversity & Inclusion Pledge

•	April 2021: Amended our Nominating and Governance Committee Charter to allocate responsibility for reviewing diversity and inclusion related policies, goals and initiatives

•

February 2021: Amended our Code of Business Conduct to expressly state our commitment to a diverse workplace and expand anti-discrimination protection to include gender identity, gender expression and sexual orientation

•	January 2021: Released CEO letter on commitment to maintaining a diverse and inclusive workplace and formed the Diversity & Inclusion Task Force

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CORPORATE GOVERNANCE MATTERS

CHARITABLE ENGAGEMENT

VICI Volunteers. Our VICI Volunteers team, led by and comprised of employees with an executive sponsor, guides our company’s community service engagement, corporate giving and related initiatives. In 2022, the work of our VICI Volunteers coupled with the individual charitable engagement of our employees included the below initiatives:

•  Charitable Donation Matching. Our employees participate year-round in our Charitable Contribution Matching Program to multiply the impact of their financial support to organizations of their choice, and we recognize their in-person volunteer efforts by making a supporting donation.

•  Year-End Donation Drives. In 2022, we hosted a toy drive with contributions going to The Child Center of NY, a Queens, NY-based nonprofit with the mission of strengthening children and families with skills, opportunities, and emotional support to build healthy, successful lives, as well as professional clothing drives for The Bowery Mission and Dress For Success. Each drive was also supported by a meaningful corporate donation.

•  In-Person Engagement. In 2022, we returned to hosting in-person volunteer events for our employees. In October 2022, 15 members of our team participated in a Habitat for Humanity Build Day, helping to renovate a residential property in Jackson Heights, Queens in support of Habitat for Humanity’s mission.

•  Nareit DDEI Giving Campaign. We, as a Founding Donor, are proud to support Nareit’s Dividends Through Diversity, Equity & Inclusion Giving Campaign, which supports charitable and educational organizations and initiatives that will help create a more diverse, equitable, and inclusive REIT and publicly traded real estate industry.

•  Corporate Contributions. We make additional contributions from time to time to support a variety of charitable organizations, including Three Square, a Nevada-based food bank, and those to which our employees are personally committed. In 2022, these organizations included Project by Project, Grassroot Soccer and Exhale To Inhale, helping sponsor annual fundraising events for each of these New York-based charitable organizations supported by one or more of our employees.

•  NYSE Global Giving Campaign. Through NYSE’s 99th Annual Tree Lighting dedicated to a theme of global giving, we highlighted Project by Project, an organization whose mission is to uplift and enrich the Asian American community by creating a safe and encouraging environment and to support their partner organizations in spreading awareness and demonstrating change.

•  Golf Course Community Engagement. Our golf courses engage in local community outreach and service, including fundraising and golf round donations for local fundraising efforts, as well as charity fundraising events hosted at their facilities in support of local organizations.

2022 Charitable Impact

As an organization of only 23 employees (including five new hires who joined the Company in 2022), we are proud of our charitable impact and are committed to continuing our in-person volunteer efforts and financial support of these and other charitable organizations. In 2022, we:

• Volunteered more than 80 hours at our Habitat for Humanity Build Day in October 2022
• Directly contributed a total of nearly $150,000 to charitable organizations, including:
○ $50,000 to support Diversity, Equity and Inclusion related causes
○ More than $35,000 to organizations to which our employees are personally committed
○ More than $22,000 of matched employee donations through our matching program
○ $20,000 to other organizations we have consistently supported over multiple years
• Gifted more than $34,000 of in-kind value in golf course rounds to more than 75 local charities

New in 2023: Groundswell Charitable Foundation
In March 2023, in partnership with the Groundswell Charitable Giving platform, we expanded our Charitable Contribution Matching Program to drive engagement and increase the impact of our employees’ charitable giving activities. Through the Groundswell platform, each employee gained access to a personal donor-advised fund account through which they are able to research charities, make contributions, track their giving activity and seamlessly facilitate matching contributions by the Company. In celebrating the launch of this new platform and unique employee benefit, we provided each employee with an initial gift of $500 to drive additional engagement by encouraging and empowering our employees to continue to support the causes and organizations of their choice. In 2023, our VICI Volunteers team will work to further enhance our corporate giving programs and strategy.

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CORPORATE GOVERNANCE MATTERS

HUMAN CAPITAL MANAGEMENT

Our Board of Directors, through our Compensation Committee and Nominating and Governance Committee, has oversight of all human capital management, including corporate culture, diversity and inclusion, talent acquisition, retention, employee satisfaction, engagement and succession planning. The most significant human capital measures and objectives that we focus on in managing our business and our related human capital initiatives include the following:

Culture and Engagement

•  Conduct annual employee satisfaction surveys through the Great Place to Work Institute™, by which we were certified as a Great Place to Work™ for the fourth year in a row, and provide for additional feedback opportunities periodically

•  Established the Management Committee in the first half of 2022 to broaden employee engagement and participation in assisting executive leadership to guide VICI’s operations and strategic direction

•  Our employees lead key company initiatives on a voluntary basis, including VICI Volunteers and the Diversity and Inclusion Task Force

Training, Education and Development

•  Host employee trainings related to a broad variety of topic areas to educate and advance our employees’ understanding of concepts relevant to our business, such as professional development, diversity, equity and inclusion, anti-harassment and other matters outlined in our corporate policies

•  Provide educational opportunities for our employees to learn more about business strategy, real estate and related sectors, financial and accounting matters, as well as opportunities to enhance relationships by participating in property exploration, due diligence, and asset management trips to engage directly with tenants and potential counterparties

•  Sponsor “lunch-and-learn” sessions periodically to bring in subject matter experts on topics of importance to our business, such as experiential real estate development and the social and regulatory history of gaming in the United States

•  Encourage employees to pursue professional development supported by our expanded professional development program to encourage self-selected opportunities through a reimbursement benefit

Compensation and Benefits

•  Provide a comprehensive employee benefits package, including a 401(k) plan, medical, dental and vision insurance, disability insurance, life insurance, paid parental leave for birth and foster/adoption placements and access to an employee assistance program, which provides, among other things, counseling, mental health and wellness and other support services

•  Implemented enhanced inclusive benefits for our corporate team in January 2022, including a parenthood pursuit program, an expanded paid parental leave program from six to sixteen weeks, enhancements to our unlimited paid time-off policy, and supplemental individual disability insurance

•  Seek to provide additional unique benefits, such as the charitable engagement benefit through Groundswell described above and our Portfolio Experience benefit, which provides employees with an annual reimbursement to stay at any VICI-owned property and experience the hospitality and entertainment experiences provided by our tenants

•  Continue to evaluate potential benefits enhancements, including through our annual employee engagement survey and the efforts of our Diversity and Inclusion Task Force

Health, Safety and Wellness

•  Adjusted our operations in response to COVID-19 developments, including implementation of a flexible, remote-working policy for our corporate team and increased virtual engagement

•  Providing employees with additional resources and support to maximize work-from-home efficiency, as well as programs and opportunities to continue to build relationships virtually

Diversity, Equity and Inclusion

•  Empowering our Diversity and Inclusion Task Force to lead the strategy and implementation of our diversity, equity and inclusion-related initiatives, which meets periodically to review recent developments and progress, explore potential additional initiatives and chart next steps

•  Commitment to creating and maintaining an inclusive environment in which all employees have the opportunity to participate and contribute to the success of the business and are valued for their skills, experience, and unique perspectives

Reporting and Oversight

•  Our confidential and secure, third-party monitored online and telephonic whistleblower reporting structure enables our employees to report, among other things, any issues with discrimination or other matters that impact the quality of our workplaces

•  In addition to the Board’s general oversight, our Compensation Committee oversees our human capital management programs, including those relating to compensation practices, benefits, and recruitment and retention, and our Nominating and Governance Committee maintains oversight of our diversity, equity and inclusion initiatives. Management reports to the Board and each committee periodically, including on a quarterly basis with respect to our social responsibility initiatives, including human capital management and diversity, equity and inclusion programs

28	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

Director Independence

INDEPENDENCE DETERMINATIONS MADE BY OUR BOARD OF DIRECTORS

Our Corporate Governance Guidelines provide that a majority of our directors serving on our Board of Directors must be independent as required by the listing standards of the NYSE. We define “independent director” by reference to the rules, regulations and listing qualifications of the NYSE. In general, a director is deemed independent if the director has no material relationships with our Company. Our Board of Directors, after broadly considering all relevant facts and circumstances, including with respect to (i) the past and current relationships, if any, of each director with the Company and (ii) the commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships of each director, has affirmatively determined that all of the Company’s non-employee directors, Messrs. Abrahamson, Macnab and Rumbolz and Mses. Cantor, Douglas and Holland are independent directors. In making these determinations, the Board of Directors reviewed the non-employee directors’ relationships, if any, with us, as well as the additional criteria set forth above, and determined that there are no material relationships with our Company.

Board and Committee Structure and Meetings

BOARD COMMITTEE STRUCTURE AND MEMBERSHIP

Our Board of Directors has three standing committees: the Audit Committee; the Compensation Committee; and the Nominating and Governance Committee. Our committees are composed entirely of independent directors as defined under the rules, regulations and listing qualifications of the NYSE. From time to time, our Board of Directors may also create additional committees for such purposes as our Board of Directors may determine. The table below provides information with respect to membership and meetings held for the Board and each of the Board committees as of the date of this Proxy Statement:

Director	Board of Directors	Audit Committee	Compensation Committee	Nominating and Governance Committee

James R. Abrahamson(1)		—	—	—

Diana F. Cantor*			—

Monica H. Douglas		—		—

Elizabeth I. Holland*			—

Craig Macnab*				—

Edward B. Pitoniak(2)		—	—	—

Michael D. Rumbolz		—

Number of Meetings Held in 2022	11	4	5	4

  Board/Committee Chair       Board/Committee Member

(1)	Mr. Abrahamson serves as our independent Chair of the Board of Directors. Whenever possible, he actively participates, but does not vote, in meetings of the committees of the Board of Directors.

(2)	Mr. Pitoniak also serves as our Chief Executive Officer.

*	Audit committee financial expert

LEADERSHIP STRUCTURE OF OUR BOARD OF DIRECTORS

At the present time, the Board of Directors believes that a structure that separates the roles of Chair and Chief Executive Officer is most appropriate for the Company and that the Chair should serve in an independent, non-executive role. However, the Board of Directors reserves the right to determine the appropriate leadership structure for the Board of Directors on a case-by-case basis, taking into account at any particular time the Board of Directors’ assessment of its and the Company’s needs, as well as the people and situation involved. If in the future the Board of Directors, after considering relevant facts and circumstances at that time, appoints the Chief Executive Officer as Chair, we will promptly publicly disclose the appointment. The Board of Directors believes that having an independent director serve as the Chair is the appropriate leadership structure for our Company at this time because it allows our Chief Executive Officer to focus on executing our Company’s strategic plan and managing our operations and performance, while allowing the Chair to focus on the effectiveness of the Board and provide independent oversight of our senior management team. The Chair typically serves as chair of our annual meeting of stockholders

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CORPORATE GOVERNANCE MATTERS

and has the power to call special meetings of stockholders. The Chair also has the power to call meetings of the Board of Directors and act as chair of such meetings. In addition to engaging with stockholders as chair of the annual meeting of stockholders, the Chair may also participate in informal meetings with stockholders. The Chair regularly engages with the Chief Executive Officer, chairs of committees of the Board of Directors, and other members of the Board of Directors regarding issues related to the structure of the Board of Directors. As a result of the current separation between the roles of Chair of the Board of Directors and Chief Executive Officer (where the current Chair is an independent director) and the composition of our Board of Directors, the Board of Directors has determined that no lead independent director is necessary at this time. In the event that the Chair of our Board of Directors is no longer independent, we expect that our Board of Directors would appoint a lead independent director and further delineate their role and responsibilities in such capacity.

DIRECTOR ATTENDANCE AT BOARD, COMMITTEE AND ANNUAL STOCKHOLDER MEETINGS

All seven of our directors serving on the Board attended the 2022 Annual Meeting of Stockholders. In addition to the Board and Committee meetings set forth above, our Board of Directors and its committees acted by written consent from time to time as appropriate. Our directors are also frequently consulted by management for advice and counsel and to receive informational updates, including in connection with potential transactions and strategic initiatives or important developments with respect to key topics between formal meetings of our Board of Directors or any of its committees. For 2022, all directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by all committees of the Board of Directors on which each individual serves (during the periods that such individual served). Our Corporate Governance Guidelines provide that, absent exigent circumstances, all directors are expected to attend the Company’s annual meetings of stockholders.

COMMITTEE MEETING ATTENDANCE

With respect to Committee meetings, all of our independent directors are invited, but not obligated, to attend and actively participate in meetings of committees of which they are not a member. Independent directors that are not members of a committee and attend and participate in meetings of such committee may not vote on any matter presented to such committee. The Board has found that this practice encourages greater communication and participation among members of the Board, resulting in greater alignment and efficiency with respect to Committee decision-making processes and reducing the time needed for Committee-level briefings and updates among the applicable non-committee members of the Board.

EXECUTIVE SESSIONS OF NON-MANAGEMENT DIRECTORS

Pursuant to our Corporate Governance Guidelines and the NYSE listing standards, in order to promote open discussion among non-management directors, the non-management directors regularly meet in executive session without management participation. The executive sessions occur after each regularly scheduled meeting of the entire Board of Directors and at such other times that the non-management directors deem necessary or appropriate. The Chair of the Board of Directors, or, in the absence of a chair of the Board of Directors, the Chair of the Nominating and Governance Committee shall preside at such sessions; in the absence of such committee chair, the non-management directors present will elect another committee chair to preside at such session. If the group of non-management directors includes any directors who are not “independent” (as such term is defined from time to time under the listing standards of the NYSE), an executive session of the independent directors shall be scheduled at least once per year. Currently, all of our non-management directors are independent.

Committee Responsibilities

AUDIT COMMITTEE

The Audit Committee monitors (i) the integrity of our financial statements and financial reporting processes, (ii) our compliance with legal and regulatory requirements, (iii) the performance of our internal audit function, (iv) the qualifications, independence and performance of our independent auditor, (v) our continued qualification as a REIT, (vi) our enterprise risk assessment and management programs and (vii) our cybersecurity and information technology risk exposures. The Audit Committee selects, assists and meets with the independent auditor, oversees each annual audit and quarterly review, establishes and maintains our internal audit controls and prepares the report that Federal securities laws require be included in our annual proxy statement. In addition, the Audit Committee is responsible for reviewing and assessing our policies and procedures related to our compliance with applicable gaming regulations. The duties and responsibilities of our Audit

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Committee are more fully described in our Audit Committee Charter, which is available on the Company’s website at www.viciproperties.com, under the heading “Corporate Responsibility—Governance—Governance Documents”.

Our Board of Directors has determined that all members of our Audit Committee qualify as an “audit committee financial expert” as defined in Item 407(d)(5) of SEC Regulation S-K, and that each of them is “independent” as such term is defined by the applicable rules of the SEC and NYSE listing standards applicable to boards of directors generally and audit committees in particular.

COMPENSATION COMMITTEE

The Compensation Committee (i) reviews and approves the compensation and benefits of our executive officers, non-executive employees and directors, (ii) administers and makes recommendations to our Board of Directors regarding approval of our incentive compensation and equity-based plans, (iii) produces an annual report on executive compensation for inclusion in our annual report or proxy statement, (iv) publishes an annual committee report for our stockholders, (v) periodically reviews our general employee compensation philosophy to ensure it is appropriate and does not incent unnecessary risk-taking and (vi) periodically reviews our human capital management programs, including those relating to employee compensation practices, employee benefits, and employee recruitment and retention. The duties and responsibilities of our Compensation Committee are more fully described in our Compensation Committee Charter, which is available on the Company’s website at www.viciproperties.com, under the heading “Corporate Responsibility—Governance—Governance Documents”.

The Compensation Committee may obtain advice from external or internal compensation consultants, legal, accounting or other advisors. The Compensation Committee has the sole authority and appropriate funding from the Company to select, approve, retain, terminate and oversee outside consultants, experts and legal, accounting and other advisors as it deems appropriate to assist it in the performance of its responsibilities. The Compensation Committee also has the sole authority to determine the terms of the engagement and the compensation of any such advisors. The Compensation Committee considers the independence of any compensation consultant or advisor retained or to be retained by it, including any independence factors it is required to consider by the NYSE, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the rules and regulations promulgated by the SEC thereunder, or other applicable laws and regulations.

Our Board has determined that each of the members of the Compensation Committee is “independent” as defined by our Corporate Governance Guidelines and the NYSE listing standards applicable to boards of directors generally and compensation committees in particular.

NOMINATING AND GOVERNANCE COMMITTEE

The Nominating and Governance Committee (i) establishes criteria for prospective members of our Board of Directors, conducts candidate searches and interviews, and formally proposes the slate of directors to be elected at each annual meeting of our stockholders, (ii) develops and recommends to our Board of Directors for approval our Corporate Governance Guidelines, our Code of Business Conduct and our policies with respect to conflicts of interest, (iii) reviews periodically our corporate governance documents and makes recommendations, as appropriate, to the Board of Directors of amendments and modifications, (iv) makes recommendations to the Board of Directors as to the membership of committees of the Board of Directors, including a chair for each committee, (v) oversees and evaluates our Board of Directors and management, (vi) evaluates from time to time the appropriate size and composition of our Board of Directors and committees and recommends, as appropriate, increases, decreases and changes in the composition of our Board of Directors and such committees, (vii) monitors our compliance with the corporate governance requirements of state and Federal law and (viii) reviews our community, environmental and social responsibility policies, goals and initiatives, including with respect to environmental sustainability and diversity and inclusion, and makes recommendations, as appropriate, to the Board of Directors based on such review. The duties and responsibilities of our Nominating and Governance Committee are more fully described in our Nominating and Governance Committee Charter, which is available on the Company’s website at www.viciproperties.com, under the heading “Corporate Responsibility—Governance—Governance Documents”.

Our Board has determined that each of the members of the Nominating and Governance Committee is “independent” as defined by our Corporate Governance Guidelines and the NYSE listing standards.

Board Governance and Effectiveness

Our Board believes that improving its effectiveness is an ongoing process that requires thoughtful planning and selection, effective engagement, thorough self-evaluation, and implementation of effective policies to advance the Board’s function. Our Board continues to evolve and adapt in order to drive the Company’s strategic direction. This ongoing process is outlined to the right and described in more detail below.

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   DIRECTOR CANDIDATE QUALIFICATION AND SELECTION PROCESS

Director Selection Process. Our Nominating and Governance Committee is responsible for recommending director candidates and nominees to the full Board of Directors, in collaboration with the Chair of the Board of Directors.

The Nominating and Governance Committee seeks to identify potential candidates on an ongoing basis, with the goal of identifying and informally approaching possible director candidates in advance of actual need, based on input provided by a number of sources, including (i) incumbent members of the Board of Directors, (ii) officers and employees of the Company, (iii) stockholders of the Company and (iv) other corporate governance and industry participants, such as the NYSE Board Advisory Council. As part of the candidate identification process, the Nominating and Governance Committee evaluates the skills, experience and diversity of the current Board of Directors, and whether there are additional skills, experience or diversity that should be added to complement the composition of the existing Board of Directors. The Nominating and Governance Committee will also take into account whether existing directors have indicated a willingness to continue to serve as directors if re-nominated. The Board of Directors shall itself determine in each case the manner by which an invitation to join the Board of the Directors shall be extended to director nominees, other than those nominated directly by the Company’s stockholders.

Once director candidates have been identified, the Nominating and Governance Committee will then evaluate each candidate in light of his or her qualifications and credentials, and any additional factors that the Nominating and Governance Committee deems necessary or appropriate. Existing directors who are being considered for re-nomination will be re-evaluated as part of the Nominating and Governance Committee’s process of recommending director candidates.

Director Qualifications. Our Corporate Governance Guidelines contain the membership criteria for our Board of Directors. Directors should have:

(i)  integrity, strength of character, vision, imagination and loyalty to the Company and its stockholders,

(ii)   independent, practical and mature judgment, with the ability to evaluate and appraise objectively the Company’s strategies and financial position and possess the necessary governance experience and relevant skills to fulfill the role of fiduciary oversight,

(iii)  substantial business experience and strong financial acumen, with practical application to the Company’s needs,

(iv)  the willingness and ability to make a significant commitment of time and attention to the Board of Directors’ processes and affairs, including meetings and preparation,

(v)   the ability to work with fellow directors as members of a collegial group, without necessarily always agreeing with them, and the ability to provide guidance, relevant insights and support to the Company’s Chief Executive Officer and senior management team,

(vi)  an absence of conflicts of interest that would interfere with Board of Director service,

(vii)  the ability to secure relevant licenses required, and

(viii) a commitment to having a meaningful, long-term equity ownership stake in the Company in compliance with the director stock ownership guidelines adopted by the Board of Directors.

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Director Expectations. Directors are expected to prepare for, attend regularly and participate actively and constructively at meetings of the Board of Directors and its committees. Directors are expected to review the material that is distributed in advance of any Board of Directors or committee meeting. The Board of Directors will consider other commitments, including board service, in assessing each director’s and potential candidate’s ability to serve on the Board of Directors and fulfill his or her responsibilities. Each director is expected to notify the Board of Directors Chair and the Chair of the Nominating and Governance Committee in advance of accepting an invitation to serve as a member of another public company board of directors.

Diversity Recruiting Strategy. We endeavor to have a Board of Directors that represents diverse backgrounds, experiences, expertise, perspective, age, gender, ethnicity, skills and contacts, and a range of tenures that are appropriate given the Company’s current and anticipated circumstances and that, collectively, enable the Board of Directors to perform its oversight function effectively. While we believe we have assembled a highly qualified board, supported by third party recognition of their collective qualifications, we continue to monitor the broad pool of potential directors for those candidates who would augment our existing composition and further our commitment to board diversity and excellence.

Other Considerations. The Nominating and Governance Committee will consider the optimal size and composition of the Board of Directors and identify and screen candidates qualified to serve on the Board of Directors, consistent with the criteria approved by the Board of Directors, including considering suggestions for Board of Directors membership submitted by stockholders in accordance with the notice provisions and procedures set forth in the Company’s bylaws.

After completing the identification and evaluation process described above, the Nominating and Governance Committee will recommend to the Board of Directors the nomination of a number of candidates equal to the number of director vacancies that will exist at the annual meeting of stockholders. The Board of Directors will then select the director nominees for stockholders to consider and vote upon at the annual meeting of stockholders.

Stockholder Recommendations for Board Nominations. Our Nominating and Governance Committee considers properly submitted stockholder recommendations for candidates for membership on our Board of Directors complying with procedural requirements that may be communicated to stockholders from time to time. The recommendation should be addressed to the Secretary, VICI Properties Inc., 535 Madison Avenue, 20th Floor, New York, New York 10022.

   DIRECTOR ONBOARDING, EDUCATION AND ENGAGEMENT

Orientation and Onboarding. We provide each new director with a comprehensive set of materials, including our organizational structure, corporate policies and procedures, and additional information on gaming regulatory compliance and other areas pertinent to our operations. We also encourage meaningful in-person engagement with members of the management team and other members of the Board to provide a new director with the opportunity to enhance their familiarity with our business and strategy.

Director Education. Our Director Continuing Education Principles set forth our guiding principles with respect to ensuring that the stockholders of the Company are best served by a board of directors comprised of individuals who thoroughly comprehend the role and responsibilities of, and maintain the core competencies necessary for, an effective Board in its oversight of the Company and its ability to drive long-term corporate success. To that end, all members of the Board are encouraged to: engage in such director education programs as they deem appropriate (given their individual backgrounds); remain informed of emerging issues and trends relevant to board governance, service and practices; monitor developments in the industries relevant to the Company, and pursue experience relevant to their contribution to the Board generally, as well as their responsibilities through their specific assignments to committees of the Board. We have provided our directors with access to educational resources through our membership in a national director membership organization, although directors are encouraged to exercise independent judgement regarding the continuing education opportunities that they elect to pursue. We reimburse directors for the costs of attending and/or engaging in director education programs.

Individual Discussions. Throughout the year and as circumstances warrant, our management team engages with directors individually and in small groups with respect to key emerging issues, areas of focus identified by the director, or areas of director expertise as appropriate in running our business. Each of our directors possesses relevant experience in key areas related to our business, including the entertainment, lodging and hospitality sectors, gaming and regulatory engagement, real estate management and development, or international investments and operations, pursuant to which we periodically seek their experience and insight outside of our scheduled meeting calendar.

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CORPORATE GOVERNANCE MATTERS

   ANNUAL BOARD, COMMITTEE AND DIRECTOR EVALUATION PROCESS

Board, committee and individual director evaluations play a critical role in ensuring the effective functioning of our Board of Directors. It is important to take stock of Board, committee and individual director performance and to solicit and act upon feedback received from each member of our Board of Directors. To this end, the Board of Directors, each committee and each director annually conduct a comprehensive self-evaluation process. As contemplated by our Corporate Governance Guidelines, the Nominating and Governance Committee engaged an independent evaluator to facilitate the annual Board, committee and individual director evaluation process in 2022. As a result, in lieu of the evaluation process described in previous proxy statements (which the Board expects to utilize in future evaluations not facilitated by an external evaluator), our Board engaged in the following evaluation process:

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   DIRECTOR RETIREMENT AND REFRESHMENT

Our Board of Directors believes that it is in the best interests of the Company and its stockholders to refresh board membership when appropriate, but not to constrain the Board with a mandatory retirement age that does not take individual circumstances into consideration, including a director’s unique qualifications, contributions, skills or relationships. Accordingly, a director who has turned 75, or who will turn 75 prior to the next annual meeting of stockholders, will be expected to offer their resignation to the Nominating and Governance Committee at least 6 months prior to the next annual meeting of stockholders to be effective at such annual meeting. The presumption would be that the offer would be accepted and that the director would not be nominated for re-election at the next annual meeting. However, the Board of Directors reserves the right, based on the recommendation of the Nominating and Governance Committee, to nominate such director for re-election if it believes, under the circumstances, that such director is likely to continue to make important contributions to the Board of Directors, and that such director’s continued service on the Board of Directors is in the best interests of the Company and its stockholders. Although we do not have term limits or a mandatory retirement age for our directors, our Board of Directors remains committed to periodic board refreshment. Consistent with this belief, we have appointed three new directors since our formation in 2017, all of whom are female, and one of whom is also racially diverse. In April 2021, our Board of Directors determined to refresh its committee membership by nominating a new chair of the Nominating and Governance Committee and rotating certain existing committee roles among the directors.

Risk Oversight

THE BOARD OF DIRECTORS

The Board of Directors has overall responsibility for risk oversight, including, as part of regular Board of Director and committee meetings, general oversight of executive leadership’s management of risks relevant to the Company, which is informed by regular reports from our management team that are designed to provide visibility into our key risks and our risk mitigation strategies. In this regard, the Board of Directors seeks to identify, understand, analyze and oversee critical business risks.

Board Responsibilities

• Overall responsibility for risk oversight	• Leadership of management succession planning	• Oversight of Enterprise Risk Management matters
• Development of business strategy	• Business conduct and regulatory compliance oversight	• Board committees report on specific risk oversight responsibilities

While the full Board of Directors has primary responsibility for risk oversight, its committees, as appropriate, monitor and address risks that may be within the scope of a particular committee’s expertise or charter. Our Board of Directors uses the committees to assist in risk oversight as follows:

AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND GOVERNANCE COMMITTEE

The Audit Committee’s responsibilities include, among others, oversight relating to the integrity of our financial statements and financial reporting process; compliance with legal and regulatory requirements; the performance of our internal audit function; evaluation of the independence of our independent auditors; our Enterprise Risk Management framework; and our policies regarding REIT compliance; our policies and transactions related to certain swaps and other derivatives transactions.

The Compensation Committee’s responsibilities include, among others, oversight of risks related to the compensation of our executive officers, non-executive employees and directors; human capital management; our compensation practices and plans to ensure that such practices and plans are designed with an appropriate balance of risk and reward in relation to our overall business strategy and do not encourage excessive or unnecessary risk-taking behavior; and our stock ownership guidelines.

The Nominating and Governance Committee’s responsibilities include, among others, oversight of the general operations of the Board of Directors; the Company’s compliance with our Corporate Governance Guidelines and applicable laws and regulations, including applicable rules of the NYSE; corporate governance-related risk, including review of our corporate governance policies and systems; and community, ESG and diversity and inclusion policies, goals and initiatives.

MANAGEMENT

While the Board of Directors and its committees oversee risk management as part of an ongoing process, management is charged with identifying and managing risk (including through the implementation of appropriate risk management strategies). Management periodically reports to the Board of Directors and its committees, as appropriate, on the material risks to the Company, including any major strategic, operational, regulatory and external risks inherent in the Company’s business and the policies and procedures with respect to such risks.

KEY STRATEGY AND RISK OVERSIGHT AREAS
• Business Strategy	• Lease Administration and Asset Management	• Consumer / Industry Changes	• Human Capital Management
• Capital Allocation and Investments	• Regulatory and REIT / Tax Compliance	• Cybersecurity	• ESG / Sustainability

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ENTERPRISE RISK MANAGEMENT ASSESSMENT

In connection with risk oversight, on an annual basis, in conjunction with our Audit Committee and Board of Directors and with the assistance of external advisors, management completes an Enterprise Risk Management (“ERM”) assessment designed to evaluate the spectrum of potential risks to our business and the realization of our strategic priorities. Our ERM framework is premised on actively monitoring the Company’s risk profile, ensuring the involvement of management, the Board of Directors and key employees in evaluating and addressing risk, and maintaining effective policies, controls, and procedures to manage risk and pursue our strategic priorities. On a quarterly basis, and more frequently as necessary, management reports to the Audit Committee and Board of Directors with an updated assessment of these identified risks, as well as any emerging risks.

Management is responsible for the implementation and effectiveness of our risk management policies and practices and monitors risks identified under the ERM framework and new and emerging risks throughout the year.	With the assistance of the Board of Directors and external advisors, management performs an annual enterprise risk assessment to reevaluate the spectrum of potential risks under our ERM framework.	Management reports to the Audit Committee and the Board of Directors on at least a quarterly basis with respect to a current assessment of existing and emerging risks, and on an annual basis with respect to the annual ERM reassessment.

REGULATORY COMPLIANCE AND RESPONSIBLE GAMING

Our business is subject to extensive regulation as an owner of gaming-entitled and gaming-related assets. We view comprehensive and responsive engagement with our regulators as a critical part of our governance and corporate social responsibility efforts. We maintain a comprehensive regulatory compliance program through our internal legal and regulatory team overseen by our Audit Committee and our Board of Directors. Each director and officer required to be licensed in the applicable jurisdictions are licensed or pending licensure by all applicable gaming regulatory agencies. In addition, we support our tenants in their compliance with applicable regulatory requirements by cooperating with applicable gaming regulatory authorities in connection with regulatory jurisdiction over our tenants and their affiliates, including the provision of such documents and other information as may be requested by such gaming regulatory authorities relating to our tenants, us, or our respective affiliates. Each of our tenants, as the actual operators of our properties, maintains programs designed to ensure that their customers and guests

Gaming Regulatory Oversight We are currently subject to regulation by 16 jurisdictions (15 U.S. states and one Canadian province) and required to be licensed or found suitable in 11 jurisdictions.
are gambling responsibly. These programs generally include elements such as consumer education, employee training, and the establishment of standards to address problem gambling, underage gambling, responsible marketing and advertising, improper use of alcohol and the prevention of unattended minors, as well as other initiatives, such as combating human trafficking in the gaming industry, based on policies and guidelines promulgated by the American Gaming Association, including the Code of Conduct for Responsible Gaming and the Preventing and Combating Human Trafficking in the Gaming Industry guide. Each of our tenants, as licensed operators of gaming assets, have implemented Responsible Gaming initiatives designed to ensure, among other things, that patrons responsibly enjoy casino games as a form of entertainment.

INFORMATION TECHNOLOGY AND CYBERSECURITY OVERSIGHT

Approach

We utilize a comprehensive, best practice-oriented strategy in managing our cybersecurity and information technology infrastructure, including “zero trust” security measures, external threat monitoring, access and authentication controls, incident response planning and testing of controls and procedures.

Management

We utilize expert independent advisors, including a virtual Chief Information Security Officer and additional service providers, to manage IT troubleshooting and user experience. We are continuously engaging with these service providers and consultants to identify potential risks and proactively mitigate their potential impact. With the assistance of cybersecurity experts, we perform regular assessments, vulnerability tests, penetration testing and periodically conduct a cyber maturity assessment through our ERM framework, although our cybersecurity and information technology infrastructure has not been externally audited or certified in light of our information security risk profile, processes and infrastructure driven by the nature of our business.

Training

Our employees receive regular cybersecurity training on at least a quarterly basis to address a broad range of key and emerging issues, such as enterprise security, malware, data protection best practices, anti-phishing exercises, and updates with respect to other implemented information security measures.

Reporting

Our executive team meets on at least a quarterly basis to oversee our cybersecurity and IT framework. Cybersecurity and information technology is also an element of the Enterprise Risk Management assessment annually performed by management under the supervision of the Audit Committee and Board of Directors. Our management team updates the Audit Committee and Board of Directors at least twice a year with respect to key developments and updates relating to our cybersecurity infrastructure and the overall threat environment.

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CORPORATE GOVERNANCE MATTERS

Stakeholder Engagement

We actively engage our primary stakeholders through our annual stakeholder engagement program, as well as regular, informal communication as circumstances warrant. Our primary stakeholders include our stockholders, our employees, our tenants and borrowers, our lenders and noteholders, and our communities, including those in which our properties are located. Our engagement is tailored to each group, as applicable, and may include one-on-one communication, investor conferences, discussions relating to performance, business initiatives and contractual considerations, and further development of our ongoing partnerships. Stakeholders are also encouraged to engage with the Company directly through outreach to our finance and investor relations team, our legal department and our human resources team.

Annual Outreach

In the first quarter of 2022, we reached out to investment and stewardship officers at more than 20 of our largest stockholders, representing holders of approximately 70% of our then outstanding shares of common stock.

KEY STAKEHOLDER ENGAGEMENT PRINCIPLES

Our Stockholders

•  Ensure that we understand and consider the issues important to our investors

•  Maintain an ongoing dialogue as a critical component of responsive and transparent corporate governance

•  Regularly communicate on matters relating to our business, strategy and performance, corporate governance, board composition and structure, executive compensation program and corporate responsibility and sustainability initiatives

•  Develop strong relationships with significant stockholders that will allow us to understand issues that are most meaningful to them and provide insight into stockholder support of proposed initiatives and strategies

•  Relay stockholder feedback and trends on corporate governance, environmental sustainability, social responsibility, and executive compensation developments to our Board of Directors and its committees and respond accordingly

The following graphic illustrates our annual cycle of stockholder outreach and engagement:

Throughout the Year

Actively engage with stockholders to provide transparency into our business, strategy and governance practices

Determine which issues are important to our stockholders; share our views on those issues

Identify emerging issues that may affect our strategies, governance, compensation practices or operations

Before Annual Meeting

Request feedback on evolving trends from stockholders

Discuss stockholder feedback with Board (including applicable committees) and consider responsive actions

Solicit support for Board voting recommendations

Monitor voting results

Annual Meeting of Stockholders Stockholders vote on issues such as election of directors, say-on-pay and auditor ratification Engage with stockholders in an open forum	After Annual Meeting Consider voting results and potential actions in response Review general governance trends and stockholder issues for upcoming year

Our Employees: Team VICI

•  Acknowledge the importance of an active and engaged employee base to our growth and strategic success

•  Encourage frequent, collaborative communication and opportunities for engagement and individual and professional growth

•  Prioritize our employees’ health, safety and wellbeing, including mental health and wellness

Our Partners: Tenants and Borrowers

•  Maintain regular communication to understand their financial performance, future growth plans and business strategies and priorities

•  Nurture collaborative relationships to constructively solve business issues and achieve goals

•  Seek to serve as a preferred financing partner to build upon and expand relationships, including through our Partner Property Growth Fund, which provides us with funding opportunities for our tenants’ significant redevelopment and improvement projects at our properties

Our Lenders and Noteholders

•  Ensure that we understand and consider the issues important to our debt investors

•  Maintain an open dialogue regarding our business and transactional activity, including our strategic goals and financing needs

•  Develop strong relationships with significant lenders and noteholders that will allow us to understand issues that are most meaningful to them

Our Communities
• Demonstrate the importance of, and our support for, the communities in which we own properties • Build and strengthen relationships with community representatives, as opportunities arise

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Stockholder Rights

PROXY ACCESS

Our bylaws, as amended in December 2022, permit a stockholder (or a group of up to twenty (20) stockholders) owning 3% or more of our outstanding common stock continuously for at least three years to nominate the greater of up to two directors or a number of directors constituting up to 20% of our Board of Directors for inclusion in our proxy materials for election at any annual meeting of the stockholders, subject to certain procedural, eligibility and disclosure requirements set forth in our bylaws. For more information on using proxy access to nominate directors, refer to “Others Matters—Proxy Access Director Nominations” on page 77 of this Proxy Statement.

STOCKHOLDER RIGHTS PLANS

Under our bylaws, the Board of Directors shall not authorize or adopt any stockholder rights plan or similar plan or agreement without the prior approval of the Company’s stockholders, unless any such plan or agreement would be submitted to the Company’s stockholders to be ratified or, in the absence of such stockholder approval or ratification, would expire within twelve months of its adoption.

Communications with our Board of Directors

We have a process by which stockholders and/or other parties may communicate with our Board of Directors, our non-management directors as a group, any committee of the Board of Directors or any individual director by e-mail or regular mail. Any such communication may be made anonymously. All communications by e-mail should be sent to corporate.secretary@viciproperties.com. Communications sent by regular mail should be sent to Secretary, VICI Properties Inc., 535 Madison Avenue, 20th Floor, New York, New York 10022.

The Company’s Secretary will review each communication received in accordance with this process who will then forward such communications or a summary thereof to the appropriate directors. Any communication related to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chair of the Audit Committee.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Policy

We recognize that related party transactions present a heightened risk of actual, potential or perceived conflicts of interest and have adopted a written policy regarding the review and approval of any related party transactions. Our Nominating and Governance Committee is responsible for the oversight and review of potential conflicts of interest in connection with “related person transactions” between us and any related person pursuant to the written related party transactions policy adopted by our Board of Directors. Under SEC rules, a “related person” is an officer, director, nominee for director or beneficial holder of more than 5% of any class of our voting securities since the beginning of the last year or an immediate family member of any of the foregoing. In the course of its review of a related party transaction, the Nominating and Governance Committee will take into account the material facts of such transaction, including:

•	whether the transaction is fair and reasonable to the Company;

•	whether the transaction was undertaken in the ordinary course of business of the Company;

•	whether the transaction was initiated by the Company, a subsidiary or the related party;

•	whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to the Company of, the transaction;

•	the approximate dollar value of the amount involved in the transaction, particularly as it relates to the related party;

•	the related party’s interest in the transaction;

•	whether the transaction would impair the independence of a non-management director; and

•

whether the transaction may present an improper conflict of interest for the related party, taking into account the size of the transaction, the overall financial position of the related party, the direct or indirect nature of the related party’s interest in the transaction and the ongoing nature of any proposed relationship.

The Nominating and Governance Committee reviews all relevant information available to it regarding a related party transaction and either approves or disapproves entry into such related party transaction. Pursuant to our policy, the Nominating and Governance Committee may approve a related party transaction only if they determine that the transaction is not inconsistent with the interests of the Company and its stockholders.

Any member of the Nominating and Governance Committee who is a related party or the immediate family of a related party with respect to a transaction under review will not be permitted to vote on the approval or ratification of the transaction. However, such a director may be counted in determining the presence of a quorum at a meeting in which such transaction is considered.

Certain Relationships

INDEMNIFICATION AGREEMENTS AND INSURANCE

We have entered into an indemnification agreement with each of our directors and executive officers. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors or executive officers, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable. We have purchased and maintain insurance on behalf of all of our directors and executive officers against liability asserted against or incurred by them in their official capacities, whether or not we are required to have the power to indemnify them against the same liability.

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DIRECTOR COMPENSATION

Director Compensation Program

Our non-employee director compensation program remained the same for calendar years 2018 through 2021 (having been implemented in connection with our formation in late 2017). In early 2022, the Compensation Committee engaged its independent compensation consultant, Pay Governance LLC, to conduct a comprehensive review and assessment of the director compensation program to ensure that our non-employee director compensation program remains competitive and that its structure is generally consistent with “best practices”. Based upon this review and the recommendation of the independent compensation consultant, the Compensation Committee recommended, and our Board of Directors approved, certain changes to our director compensation program in April 2022. Following such increase in director compensation levels approved in April 2022, each of our non-employee directors receives the following compensation for their service on the Board of Directors.

Compensation Component	Amount

Annual Retainer	$275,000 • 64% ($175,000) payable in restricted common stock(1) • 36% ($100,000) payable in cash

Additional Annual Retainers

Independent Chair of the Board Annual Retainer	$120,000
	Audit Committee	Compensation Committee	Nominating and Governance Committee

Committee Chair Annual Retainer	$40,000	$25,000	$20,000

Committee Member Annual Retainer	$20,000	$10,000	$10,000

Each director may elect, before the year in which such election is to be effective, whether to receive the additional annual retainers for Board and Committee service for that year in cash, equity or a combination thereof. In addition, our directors may elect to defer some or all of their compensation pursuant to a deferral plan, consistent with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended from time to time.

(1)	The portion of the annual retainer paid in restricted common stock is paid on an annual meeting-to-annual meeting basis in order to align with each director’s term of service.

Director Compensation for 2022

The following table summarizes all compensation for our non-employee directors for the fiscal year ended December 31, 2022.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total

James R. Abrahamson	$150,371	$226,799	$377,170

Diana F. Cantor	$102,918	$218,030	$320,948

Monica H. Douglas	$100,758	$181,000	$281,758

Elizabeth I. Holland	$112,110	$198,027	$310,137

Craig Macnab	$101,945	$213,192	$315,137

Michael D. Rumbolz	$ 99,027	$191,920	$290,948

(1)

The amounts in the Stock Awards column reflect the aggregate grant fair value in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 13 of the consolidated financial statements included in our 2022 Annual Report. On April 27, 2022, each director received their annual restricted stock award with a value of $175,000 covering the period from April 27, 2022 (the date of the 2022 annual meeting of stockholders) to April 27, 2023 (the date of the Annual Meeting). The cash component of their annual compensation, as well as the additional annual retainers that each director is entitled to receive for their service on committees and in leadership roles (which they receive in a mix of stock and cash at their election), are paid on a quarterly basis.

40	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

EXECUTIVE OFFICERS

Set forth below is certain information regarding each of our current executive officers, other than Mr. Pitoniak, whose biographical information is presented under “Proposal 1: Election of Directors—Director Nominees”.

Name	Age	Position

Edward B. Pitoniak	67	Chief Executive Officer and Director

John W.R. Payne	54	President and Chief Operating Officer

David A. Kieske	52	Executive Vice President, Chief Financial Officer and Treasurer

Samantha S. Gallagher	46	Executive Vice President, General Counsel and Secretary

John W.R. Payne has been our President and Chief Operating Officer since October 6, 2017. Mr. Payne previously served as the chief executive officer of Caesars Entertainment Operating Company, Inc. (“CEOC”) (which filed for Chapter 11 bankruptcy in January 2015), a position he held since 2014. Mr. Payne has over 20 years of experience in the gaming and hospitality business. Prior to 2014, Mr. Payne served as President of Central Markets and Partnership Development of Caesars from 2013 to 2014, Caesars’ President of Enterprise Shared Services from 2012 to 2013, Caesars’ President of Central Division from 2007 to 2012 and Atlantic City Regional President in 2006. In 2005, Mr. Payne also served as Caesars’ Gulf Coast Regional President. Mr. Payne served as the Senior Vice President and General Manager of Harrah’s New Orleans from 2002 to 2005. Mr. Payne is a Board Member of the Audubon Institute, Council for a Better Louisiana and Crimestoppers of Greater New Orleans. Mr. Payne holds a Bachelor’s degree in Political Science from Duke University and a Master’s Degree in Business Administration from Northwestern University.

David A. Kieske has been our Executive Vice President, Chief Financial Officer and Treasurer since January 1, 2018, and served as Special Advisor to the Chief Executive Officer from November 27, 2017 until December 31, 2017. Prior to joining the Company, Mr. Kieske worked at Wells Fargo Securities/Eastdil Secured since 2007, where he most recently served as Managing Director in the Real Estate & Lodging Investment Banking Group. In his role, Mr. Kieske was responsible for providing capital raising and financial advisory services to companies in the real estate and lodging industries. Prior to Eastdil, Mr. Kieske worked in the Real Estate & Lodging Investment Banking Groups at both Citigroup and Bank of America. Early in Mr. Kieske’s career, he was a senior accountant at Deloitte & Touche LLP and Assistant Vice President & Corporate Controller at TriNet Corporate Realty Trust. Mr. Kieske holds a Bachelor’s degree from University of California Davis and a Master’s Degree in Business Administration from the University of California Los Angeles.

Samantha S. Gallagher has been our Executive Vice President, General Counsel and Secretary since June 12, 2018, and served as Special Advisor to the Chief Executive Officer upon joining the Company in May 2018. Ms. Gallagher has over 20 years of experience representing REITs and other real estate companies and financial institutions. Prior to joining the Company, Ms. Gallagher served as Executive Vice President, General Counsel and Secretary at First Potomac Realty Trust (NYSE: FPO). In this role, Ms. Gallagher held leadership responsibility for all corporate governance matters, SEC and NYSE compliance, structuring of corporate-level transactions, overseeing property-level and corporate acquisitions and dispositions, supervising litigation matters, as well as managing outside counsel. Ms. Gallagher also oversaw the negotiation and documentation pertaining to First Potomac Realty Trust’s merger with Government Properties Income Trust (now Office Properties Income Trust) (NASDAQ: OPI) in October 2017. Previously, Ms. Gallagher was a Partner at Arnold & Porter LLP, Bass, Berry & Sims plc, and Hogan Lovells US LLP. While in private practice, Ms. Gallagher focused on capital markets transactions (including public and private equity and debt offerings), joint ventures, mergers and acquisitions and strategic investments, as well as advising companies in a variety of corporate and securities law matters. She previously served on the Board of Directors for Make-A-Wish® Mid-Atlantic, Inc. from 2013 to 2019, as well as serving as Chair of its Governance Committee. Ms. Gallagher earned a Juris Doctor degree from Georgetown University Law Center, cum laude, and a Bachelor of Arts degree from Princeton University, summa cum laude.

41

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock, as of March 1, 2023, by (i) each person known to us to beneficially own more than 5% of any class of the outstanding voting securities of the Company, (ii) each of our directors, (iii) each of our named executive officers listed in the table entitled “2022 Summary Compensation Table” below and (iv) all of our current directors and executive officers as a group. Beneficial ownership of shares is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Unless otherwise noted below, the address of the persons listed in the table is c/o VICI Properties Inc., 535 Madison Avenue, 20th Floor, New York, New York 10022. The percentages shown in this table are calculated based on 1,004,204,918 shares of our common stock outstanding as of March 1, 2023.

5% Stockholders, Officers and Directors	Number of Shares Beneficially Owned	Percentage of Common Stock

Beneficial Owners of 5% or More of Our Common Stock:

The Vanguard Group(1)	144,131,966	14.4%

BlackRock, Inc.(2)	97,331,334	9.7%

Capital International Investors(3)	75,641,102	7.5%

State Street Corporation(4)	54,889,378	5.5%

Capital Research Global Investors(5)	50,059,016	5.0%

Directors and Executive Officers:

Edward B. Pitoniak	926,670	*

John W. R. Payne	338,532	*

David A. Kieske	284,906	*

Samantha S. Gallagher	259,108	*

James R. Abrahamson(6)	136,481	*

Diana F. Cantor	34,480	*

Monica H. Douglas	20,338	*

Elizabeth I. Holland	37,178	*

Craig Macnab	50,634	*

Michael D. Rumbolz(7)	68,557	*

Directors and Executive Officers as a Group (10 persons)	2,156,884	*

*	Less than 1%

(1)

Beneficial ownership is based on a Schedule 13G/A filed with the SEC on February 9, 2023 by The Vanguard Group. The Schedule 13G/A indicates that the reporting entity is an investment adviser with shared voting power over 2,145,317 shares of our common stock, sole dispositive power over 139,476,833 shares of our common stock and shared dispositive power over 4,655,133 shares of our common stock. The principal address of the reporting entity is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(2)

Beneficial ownership is based on Schedule 13G/A filed with the SEC on January 24, 2023 by BlackRock, Inc. The Schedule 13G/A indicates that the reporting entity is a parent holding company or control person with sole voting power over 89,156,846 shares of our common stock and sole dispositive power over 97,331,334 shares of our common stock. The Schedule 13G/A further indicates that the following subsidiaries of Blackrock, Inc. acquired, and are beneficial owners of, the shares of our common stock reported on the Schedule 13G/A: BlackRock Life Limited, BlackRock International Limited, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, BlackRock Asset Management North Asia Limited, Blackrock (Singapore) Limited, and BlackRock Fund Managers Ltd. The principal address of the parties is BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

42	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(3)

Beneficial ownership is based on a Schedule 13G/A filed with the SEC on February 13, 2023 by Capital International Investors (“CII”). The Schedule 13G/A indicates that the reporting entity is an investment adviser with sole voting power over 75,639,412 shares of our common stock and sole dispositive power over 75,641,102 shares of our common stock. The Schedule 13G/A further indicates that CII is a division of Capital Research and Management Company (“CRMC”), as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited (together with CRMC, the “investment management entities”). CII’s divisions of each of the investment management entities collectively provide investment management services under the name “Capital International Investors.” The principal address of the reporting entity is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

(4)

Beneficial ownership is based on a Schedule 13G filed with the SEC on February 3, 2023 by State Street Corporation. The Schedule 13G indicates that State Street Corporation is a parent holding company or control person with shared voting power over 44,020,488 shares of our common stock and shared dispositive power over 54,820,049 shares of our common stock. The Schedule 13G further indicates that the following subsidiaries of State Street Corporation acquired, and are beneficial owners of, the shares of our common stock reported on the Schedule 13G: SSGA Funds Management, Inc., State Street Global Advisors Europe Limited, State Street Global Advisors Limited, State Street Global Advisors Trust Company, State Street Global Advisors, Australia, Limited, State Street Global Advisors (Japan) Co., Ltd., State Street Global Advisors Asia Limited, State Street Global Advisors, Ltd.,State Street Global Advisors Singapore Limited, and State Street Saudi Arabia Financial Solutions Company. The principal address of the reporting entity is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

(5)

Beneficial ownership is based on a Schedule 13G filed with the SEC on February 13, 2023 by Capital Research Global Investors (“CRGI”). The Schedule 13G indicates that the reporting entity is an investment adviser with sole voting power over 50,057,205 shares of our common stock and sole dispositive power over 50,059,016 shares of our common stock. The Schedule 13G further indicates that CRGI is a division of CRMC, as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited (together with CRMC, the “investment management entities”). CRGI’s divisions of each of the investment management entities collectively provide investment management services under the name “Capital Research Global Investors.” The principal address of the reporting entity is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

(6)	Comprised of 128,622 directly owned shares of our common stock, 2,900 indirectly owned shares held by his spouse and 4,500 indirectly owned shares held in a 401(k) plan.

(7)	Comprised of 49,332 directly owned shares of our common stock and 19,225 shares held by Michael and Geri Rumbolz Living Trust 2000, Michael D Rumbolz and Geri L Rumbolz Trustees.

43

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is or was formerly an officer or an employee of the Company. None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or the Compensation Committee, nor has such interlocking relationship existed in the past. Accordingly, during 2022 there were no interlocks with other companies within the meaning of the SEC’s proxy rules.

COMPENSATION COMMITTEE REPORT

The following Compensation Committee report to stockholders shall not, in accordance with the rules of the SEC, be incorporated by reference into any of our future filings made under the Exchange Act or under the Securities Act, and shall not be deemed to be soliciting material or to be filed under the Exchange Act or the Securities Act.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee:

Craig Macnab (Chair)

Monica H. Douglas

Michael D. Rumbolz

44	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis discusses the principles underlying our executive compensation policies and decisions for 2022. Our named executive officers for 2022 were:

Edward B. Pitoniak

Chief Executive Officer and Director

John W.R. Payne

President and Chief Operating Officer

David A. Kieske

Executive Vice President,

Chief Financial Officer and Treasurer

Samantha S. Gallagher

Executive Vice President,

General Counsel and Secretary

45

EXECUTIVE COMPENSATION

Executive Summary

BACKGROUND

As we look back on VICI’s fifth full year of existence, following our formation in October 2017 and the completion of our initial public offering in February 2018, we are proud to report that 2022 was another remarkable year for our company demonstrated by significant growth driven by accretive transactions as we continue to diversify our portfolio and tenant base. We have continued to execute on our strategic and growth objectives with another year of significant growth, demonstrating the potential of our business and investment model, the value of the continuing institutionalization of the gaming real estate sector, and the viability of the experiential asset sector more broadly. In particular:

•

We established new relationships with leading gaming and non-gaming operators, including MGM Resorts, Foundation Gaming, Fontainebleau Las Vegas, and Cherokee Nation Business as gaming operators, and Cabot and Canyon Ranch as experiential leaders in their respective sectors.

•

We expanded key relationships with our existing partners, including through the financing of two new Great Wolf Resorts indoor waterparks, the acquisition of Rocky Gap Casino with Century Casinos and the redevelopment of Century Casinos Caruthersville, and Hard Rock’s acquisition of The Mirage Hotel & Casino from MGM.

•	We executed decisively on strategic opportunities, including the acquisition of Blackstone Real Estate Income Trust, Inc.’s 49.9% minority interest in the MGM Grand/Mandalay Bay joint venture.

•

We continued to set benchmarks in the capital markets to fund our growth strategy, including our addition to the S&P 500 as the fastest REIT ever to do so following an IPO, and our inaugural $5.0 billion investment grade debt issuance, the largest ever “four-wall” REIT bond issuance (excluding tower and timber REITs).

2022 HIGHLIGHTS

The following are some of the highlights of our accomplishments in 2022:

46	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION

TOTAL STOCKHOLDER RETURN BENCHMARKING

48.3% 3-Year Total Stockholder Return	13.0% 1-Year Total Stockholder Return
Significantly outperformed against Peer Group, Triple Net REIT comparison group, and RMZ in both three-year and one-year total stockholder return (“TSR”)

† Peer Group includes: Alexandria Real Estate Equities, Inc., AvalonBay Communities, Inc., Caesars Entertainment, Inc., Digital Realty Trust, Inc., Equity Residential, Extra Space Storage Inc., Gaming and Leisure Properties, Inc., Healthpeak Properties, Inc., Hilton Worldwide Holdings Inc., Las Vegas Sands Corp., MGM Resorts International, Public Storage, Realty Income Corporation, SBA Communications Corporation, Simon Property Group, Inc., Vail Resorts, Inc., Welltower, Inc., and W. P. Carey Inc.

‡ Triple Net REITs include: Agree Realty Corporation, EPR Properties, Essential Properties Realty Trust, Four Corners Property Trust, Inc., Gaming and Leisure Properties, Inc., National Retail Properties, Inc., Realty Income Corporation, Spirit Realty Capital, Inc., STORE Capital Corporation, VICI Properties Inc. and W.P. Carey Inc, and does not include triple net REITs that completed an initial public offering in 2022.

Compensation Program Overview

COMPENSATION PHILOSOPHY AND PROGRAM OBJECTIVES

Our compensation program is designed to attract and retain high-performing executives by motivating and rewarding our executives for achieving both short- and long-term performance goals that are aimed at growing stockholder value. The principal objectives of our compensation philosophy and program are to:

•

align the interests of our executives and stockholders through the use of performance-based short-term cash incentive compensation and time- and performance-based long-term equity incentive compensation;

•	attract, motivate, retain and reward the key leadership and managerial talent needed for our Company to achieve its goals and objectives;

•	promote long-term value creation and growth strategies;

•	ensure line-of-sight between key performance measures that are indicative of Company growth and gains in stockholder value and actual results; and

•	encourage stock ownership through executive stock ownership guidelines and by providing long-term incentives that align the interests of our executive officers with those of our stockholders.

47

EXECUTIVE COMPENSATION

COMPENSATION ELEMENTS

The primary components of our executive compensation program are base salary, short-term incentive compensation (cash bonus plan) and long-term incentive compensation (equity, with a significant portion performance-based and all subject to multi-year vesting requirements). The primary objectives of these components are described in more detail below.

PAY-FOR-PERFORMANCE COMPENSATION STRUCTURE

Our compensation structure embodies our commitment to align executive pay and performance by linking a meaningful portion of total compensation to the achievement of pre-determined quantitative performance goals through our STIP, as well as rigorous absolute and relative stockholder return goals through our LTIP. In 2022, 89.5% of our Chief Executive Officer’s total target compensation, and 81.8% (on average) of our other named executive officers’ total target compensation was performance-based and/or at risk/not guaranteed and 10.5% and 18.2%, respectively, was fixed. To build even stronger alignment with our stockholders, long-term incentive awards granted under the LTIP are predominantly “at-risk” performance-based equity awards, the vesting and ultimate value of which depends entirely on the Company’s future absolute and relative total stockholder return. The following graphics illustrate the mix between fixed pay (base salary) and performance-based and/or at-risk pay incentives (short-term incentive in the form of cash and long-term incentive in the form of time-based restricted stock and PSUs) for our Chief Executive Officer and the average of our other named executive officers, in each case based on 2022 target levels of compensation. Actual 2022 compensation varies based on performance outcomes.

48	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION

COMPENSATION PRACTICES AND POLICIES

The following is an overview of the highlights of our compensation structure, and the fundamental compensation policies and practices we do and do not use.

WHAT WE DO	WHAT WE DON’T DO

Align the interests of our executives and stockholders through the use of performance-based short-term cash incentive compensation and service and performance-based long-term equity incentive compensation.	No excise tax gross ups upon a change in control.

Double-Trigger Change in Control Payments—a “change in control” by itself is not sufficient to trigger payments, it must also be accompanied by a qualifying termination.	No pledging, hedging or short sale activities by our executives and directors.

Clawback Policy—regarding the recoupment of incentive compensation if an executive officer willfully committed an illegal act, fraud, intentional misconduct or gross recklessness that caused a mandatory restatement of our financials.	We do not maintain any defined benefit or supplemental retirement plans.

LTIP Award Governor—Payouts under our Relative TSR PSUs are capped at “threshold” in the event that our Absolute TSR performance is negative in a given period.	No perquisites or other personal benefits to executive officers that are not available to all employees.

Maintain robust director and executive officer stock ownership guidelines, with only earned performance-based equity included in determining if the ownership threshold is satisfied.	We do not pay dividends on unvested equity awards until, and only to the extent, those awards vest.

Engage an independent compensation consultant to review and provide recommendations regarding our executive compensation program.	We do not allow for repricing or buyouts of underwater options or stock appreciation rights without stockholder approval.

Require a one-year minimum vesting period on equity grants, subject to a 5% carve-out for certain equity grants.	No plan design features that encourage excessive or imprudent risk taking.

Compensation Process

In developing the Company’s executive compensation philosophy and implementing its programs and policies, our Compensation Committee and Board of Directors recognizes the importance of aligning the Company’s executive compensation programs with stockholder interests and continually reviews the Company’s executive compensation practices.

ROLE OF THE COMPENSATION COMMITTEE

The Compensation Committee regularly reviews, approves and oversees our executive compensation programs and practices, and evaluates and determines the appropriate executive compensation philosophy and objectives for VICI, the process for establishing executive compensation, the appropriate design of our executive compensation program and compensation arrangements, and the annual compensation of our executive officers. The Compensation Committee consists entirely of independent directors. In determining compensation for our executive officers, the Committee considers, among other things, the executive officer’s position, responsibilities associated with that position, experience, expertise, knowledge and qualifications, market factors, the industry in which we operate and compete, recruitment and retention factors, the executive officer’s individual compensation history, salary levels of the other members of our executive team and similarly situated/comparable executives in our peer group, and our overall compensation philosophy, as well as the recommendations of our Chief Executive Officer (for our named executive officers other than our Chief Executive Officer). The Compensation Committee also is supported in its work by an independent compensation consultant, as described below. The Committee is, however, solely responsible for making the final decisions on compensation for our executive officers.

49

EXECUTIVE COMPENSATION

ROLE OF EXECUTIVE MANAGEMENT

In order to ensure that our compensation programs are aligned with our strategic objectives and appropriate performance goals, management provides input to the Compensation Committee with respect to the compensation-setting process. The Chief Executive Officer, the Executive Vice President, General Counsel and Secretary, and the Executive Vice President, Chief Financial Officer and Treasurer are the officers who interact most closely with the Compensation Committee. These individuals work with the Compensation Committee to provide their perspective on aligning executive compensation strategies with our business objectives. When determining compensation for our executive officers, the Chief Executive Officer provides the Compensation Committee with his input regarding executive performance, and recommends base salary and annual and long-term incentive targets for each of our executive officers (other than himself). The performance of the Chief Executive Officer is assessed directly by the Compensation Committee (with input from other independent directors) in executive session without the Chief Executive Officer present.

ROLE OF COMPENSATION CONSULTANT

In 2022, the Compensation Committee continued to retain Pay Governance LLC as its independent compensation consultant in connection with fulfilling its responsibilities. In particular, the independent compensation consultant provides advice and support to the Compensation Committee in the design and implementation of our executive compensation program. In selecting a compensation consultant, the Compensation Committee considers the independence of such consultant in accordance with the standards of the NYSE, any applicable rules and regulations of the SEC and other applicable laws relating to independence of advisors and consultants. Pay Governance LLC has not provided other consulting services to VICI or any of its executive officers and, in connection with their engagement, the Compensation Committee concluded that no conflict of interest exists that would prevent Pay Governance LLC from acting as the Compensation Committee’s independent compensation consultant and independently advising the Compensation Committee.

At the Compensation Committee’s request, the independent compensation consultant regularly attends Compensation Committee meetings. The independent compensation consultant also communicates with the Chair of the Compensation Committee outside committee meetings regarding matters related to the Compensation Committee’s responsibilities.

PEER GROUP AND BENCHMARKING

The Compensation Committee reviews the potential total compensation package for each of the executive officers against a pre-selected peer group of companies, based on data compiled by its independent compensation consultant. Consistent with the objectives of the Company’s executive compensation program, the Compensation Committee compares executive officer compensation against these peer companies (“benchmarking analysis”) to ensure that the Company is able to attract and retain highly qualified executive officers by providing a total compensation package that is competitive with those provided by the Company’s peers.

2022 PEER GROUP

In the fourth quarter of 2021, the Compensation Committee, with the assistance of Pay Governance LLC, the independent compensation consultant, reviewed the composition of our peer group. Following this review, and based on the recommendations of the independent compensation consultant, the Compensation Committee approved an updated peer group for the 2022 executive compensation program, taking into consideration the Company’s significant growth, total revenues, market capitalization, total enterprise value and estimated EBITDA taking into account the 2022 consummation of transactions pending in the fourth quarter of 2021. The companies in the 2022 peer group comprise a variety of asset classes within the REIT industry, as well as companies in other related industries, such as gaming, hospitality and retail, that were similar to our anticipated company profile. In particular, the companies included in the 2022 peer group represent a broader cross section of experiential operators and a significantly larger mean and median size in terms of, among other things, market capitalization and total enterprise value. The companies in the 2022 peer group are set forth in the table herein.

2022 PEER GROUP

Alexandria Real Estate Equities, Inc.	Las Vegas Sands Corp. †

AvalonBay Communities, Inc.	MGM Resorts International †

Caesars Entertainment, Inc. †	Public Storage

Digital Realty Trust, Inc.	Realty Income Corporation*

Equity Residential	SBA Communications Corp.

Extra Space Storage Inc.	Simon Property Group, Inc.

Gaming and Leisure Properties, Inc.*	Vail Resorts, Inc. †

Healthpeak Properties, Inc.	Welltower, Inc.

Hilton Worldwide Holdings Inc. †	W.P. Carey Inc.*

* Denotes triple-net lease REIT	† Denotes experiential operator

50	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION

The independent compensation consultant’s benchmarking analysis compared the compensation of our executive officers based on each element of compensation and total target compensation (including base salary, target short-term incentive compensation and target long-term incentive compensation) with that of executive officers of similar titles and job roles across the peer group. The Compensation Committee considered and expects to continue to consider the amount and mix of base and variable compensation by referencing, for each executive officer position, the prevalence of each element and the level of compensation that is provided in the market based on such compensation consultant’s benchmarking analysis. The Compensation Committee typically uses the median levels of compensation within the peer group in setting pay; however, actual compensation paid may fluctuate above/below the median of the peer group based on the Company’s performance and achievement of the goals established by the Compensation Committee for the executive officers. In 2022, the 2022 total target compensation of our Chief Executive Officer was compared to the 2021 total target compensation of CEOs or equivalents of the 2022 peer companies. As a result of the changes to the 2022 peer group driven primarily by our significant growth and increases in total revenues, market capitalization and total enterprise value, the benchmarking analysis indicated that median compensation of similar executive officers at our 2022 peer companies was significantly higher than those of our 2021 peer group and, accordingly, our executive officers’ 2022 total compensation was significantly under median. In particular, the comparative analysis indicated that our Chief Executive Officer’s 2022 total target compensation registered at the 22nd percentile of the 2022 peer companies’ CEO or equivalents total target compensation for 2021 and was approximately 21% below the median total target compensation for 2021 for CEOs or equivalents of the 2022 peer companies.

2022 Executive Compensation

BASE SALARY

The 2021 and 2022 base salaries for each of our named executive officers are set forth in the table below, indicating the year-over-year percentage increase. Base salaries for our named executive officers were reviewed by the Compensation Committee in February 2022 and it was determined at that time that an increase in base salary was appropriate for certain of our named executive officers.

Named Executive Officer	2021 Base Salary	2022 Base Salary	Percent Increase from 2021

Edward B. Pitoniak	$ 900,000	$1,000,000	11.1%

John W.R. Payne	$1,200,000	$1,200,000	–

David A. Kieske	$ 530,000	$ 575,000	8.5%

Samantha S. Gallagher	$ 470,000	$ 525,000	11.7%

51

EXECUTIVE COMPENSATION

2022 SHORT-TERM INCENTIVE PLAN (“STIP”)

For the 2022 STIP, the Compensation Committee approved AFFO per share growth (measured over a two-year period) as the sole metric against which performance would be measured. The Compensation Committee believes that AFFO per share is the appropriate measure to use for an annual incentive program because it is a widely recognized measure used to evaluate the operating performance of a REIT that provides a meaningful comparison of the underlying operating performance of our business on a year-over-year basis and incentivizes management to pursue accretive transactions that result in AFFO per share growth.

Objective Corporate Performance Metric – Weighted 100% 2022 AFFO Per Share

The “threshold”, “target” and “superior” performance levels for 2022 AFFO per share were established by the Compensation Committee in February 2021 (for the two-year performance period from January 1, 2021 to December 31, 2022). In order to determine the appropriate rigor of such performance levels with respect to the 2022 STIP, the Compensation Committee reviewed triple-net REIT AFFO and FFO per share historical and projected growth data, comparable growth data with respect to the Company’s then peer group, and the Company’s recent and historical performance. Based on this analysis, the Compensation Committee adopted AFFO per share growth metrics for the “threshold”, “target” and “superior” performance levels under the 2022 STIP, which the Compensation Committee determined to be rigorous but achievable in order to challenge the executive team to deliver consistent AFFO per share growth. The AFFO per share growth metrics and the bonus payment thresholds corresponding to such metrics are set forth below on a rounded basis (payout is capped at 200% for “superior” performance and interpolated on a linear basis for results between performance levels, with no compensation awarded for below-“threshold” performance):

(1)

AFFO is a non-GAAP financial measure. For a definition and reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure, see the section entitled “Reconciliation of Non-GAAP Measures” on pages 61 – 62 of our 2022 Annual Report.

(2)	Reflects fully diluted AFFO per share of $1.93 (rounded) for the year ended December 31, 2022.

2022 STIP AWARD OPPORTUNITIES AND RESULTS

During the first quarter of 2023, AFFO per share results were determined against the 2022 corporate performance metrics under the STIP. The Company exceeded the “superior” performance level established by the Compensation Committee in February 2021 (based on the two-year performance period of the STIP awards) based on its fully diluted 2022 AFFO per share of $1.93 (on a rounded basis), delivering one- and two-year AFFO per share growth of 6.1% and 17.7%, respectively. The following table summarizes the 2022 STIP award opportunities for our named executive officers, as well as the 2022 STIP awards paid to the named executive officers based on the results set forth above:

Named Executive Officer	2022 STIP Opportunity (as % of Base Salary)			2022 Actual STIP Award	2022 Actual Percentage of Target Award Payout
	Threshold	Target	Superior

Edward B. Pitoniak	100%	200%	400%	$4,000,000	200%

John W.R. Payne	42.5%	85%	170%	$2,040,000	200%

David A. Kieske	62.5%	125%	250%	$1,437,500	200%

Samantha S. Gallagher	50%	100%	200%	$1,050,000	200%

52	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION

2022 LONG-TERM INCENTIVE PROGRAM

Our long-term incentive program provides for equity awards under the VICI Properties Inc. 2017 Stock Incentive Plan. The illustration below sets forth the general structure of our 2022 LTIP:

•

Time-Based Portion of LTIP Award: The time-based portion of the LTIP Award (the “Time-Based Awards”) is in the form of shares of restricted stock, which vest ratably, annually over three years. There are no performance conditions attached to the 2022 Time-Based Awards; the only requirement for vesting is continued service (except as otherwise provided in the participant’s employment agreement in specific instances, such as terminations without “cause” or for “good reason,” including following a “change in control”). Dividends on the shares of restricted stock are held by the Company and deemed invested in the shares of common stock and are payable in cash only if and to the extent that the underlying shares of restricted stock vest. As such, no dividends will be paid on shares of restricted stock that do not vest.

•

Performance-Based Portion of LTIP Award: The performance-based portion of the LTIP Award (the “Performance-Based Awards”) is in the form of performance-based restricted stock units (“PSUs”). 50% of the 2022 Performance-Based Awards vests on the basis of the Company’s Absolute Total Stockholder Return and 50% of the 2022 Performance-Based Awards vests on the basis of the Company’s Relative Total Stockholder Return versus the constituent companies of the MSCI US REIT Index (in each case based on actual results, as measured over a three-year performance period). The Compensation Committee may select different performance conditions for future awards. With respect to the Performance-Based Awards, dividends accumulate and are payable in cash only if and to the extent that the PSUs vest. As such, no dividends will be paid on PSUs that do not vest. If the Company’s performance is below the threshold of one performance metric, no PSUs are earned for such portion of the award; however, failure to achieve threshold of one performance metric (i.e., failure to achieve threshold for Absolute TSR or failure to achieve threshold for Relative TSR) will not result in the forfeiture of the PSUs subject to the performance metric that is achieved. If the Company’s performance is between two levels of performance (i.e., between threshold and target or between target and superior), the actual amount of the award that is earned (and the number of PSUs that will vest) will be determined based on linear interpolation between the two performance levels. Notwithstanding the foregoing, in the event that the Company’s Absolute TSR for the performance period is negative, the number of PSUs that vest based on Relative TSR shall not exceed the threshold number of PSUs for the Relative TSR performance metric, even if the Company’s Relative TSR exceeds Relative TSR threshold performance.

See “—Compensation Tables and Arrangements—Employment Agreements with Executive Officers” and “—Compensation Tables and Arrangements—Potential Payments Upon Termination or Change in Control” below for further information regarding the treatment of any unvested Time-Based Awards and PSUs (and any related dividend equivalents) in the event of a participant’s termination of employment and/or a “change in control” prior to the expiration of the applicable vesting or performance period.

53

EXECUTIVE COMPENSATION

The illustration below sets forth the structure, performance metrics and vesting criteria for our 2022 LTIP Awards. In connection with the issuance of the 2022 LTIP Awards, the Compensation Committee reviewed the performance metrics previously utilized for the 2021 LTIP Awards and determined to maintain the Absolute and Relative Total Stockholder Return goals from those utilized for the 2021 LTIP.

(1)

“Absolute Total Stockholder Return” or “Absolute TSR” is calculated on a compounded annualized basis and includes (i) the sum of (a) the cumulative amount of dividends (ordinary and special) paid per share over the measurement period, assuming the reinvestment of dividends in common stock, and (b) an amount equal to (x) the closing common share price on the last trading day of the measurement period, minus (y) the closing common share price on the first trading day of the measurement period, divided by (ii) the closing common share price on the first trading day of the measurement period.

(2)

“Relative Total Stockholder Return” or “Relative TSR” shall mean the Company’s Absolute TSR for the performance period as measured against the Absolute Total Stockholder Return for the constituent companies of the MSCI US REIT Index (“RMZ”).

(3)	Represents the Absolute and Relative TSR return hurdles for the 2022 LTIP Awards (for the three-year performance period from January 1, 2022 to December 31, 2024).

The Compensation Committee believes the performance targets (as set forth above) are rigorous but achievable and challenge our executive team to achieve consistently high performance levels, both on an Absolute TSR and Relative TSR basis.

2022 LTIP AWARDS (2022-2024 PERFORMANCE PERIOD)

Each fiscal year, the Compensation Committee determines an aggregate target value (including the time-based and performance-based portions) for the annual LTIP award for each participant and establishes the performance conditions used for the performance-based portion of the LTIP, as well as the levels of performance (threshold, target and superior) required to be achieved under the program. The following table sets forth the 2022 LTIP Award target dollar values, as well as the dollar values for the Time-Based Awards and Performance-Based Awards granted to the Company’s named executive officers (including the threshold, target and performance-based payouts for such Performance-Based Awards), as approved by the Compensation Committee in February 2022.

Participant	2022 LTIP Award Target ($)	Time-Based Award(1)	Performance-Based Award(2)
			Threshold (50%)	Target (100%)	Superior (200%)

Edward B. Pitoniak	$6,500,000	$2,600,000	$1,950,000	$3,900,000	$7,800,000

John W.R. Payne	$2,680,000	$1,072,000	$804,000	$1,608,000	$3,216,000

David A. Kieske	$2,782,500	$1,113,000	$834,750	$1,669,500	$3,339,000

Samantha S. Gallagher	$2,260,000	$ 904,000	$678,000	$1,356,000	$2,712,000

(1)

The number of restricted shares of common stock issued pursuant to the Time-Based Awards was determined by dividing the applicable dollar amounts by the 10-trading day volume weighted average price as of February 16, 2022. The Time-Based Awards vest in three equal installments on February 16, 2023, 2024 and 2025, subject to accelerated vesting as set forth in the 2017 Stock Incentive Plan, the applicable award agreement or the applicable employment agreement.

(2)

The number of PSUs issued pursuant to the Performance-Based Awards were issued at an amount equal to the target amount set forth above, with the number of restricted stock units having been determined by dividing the applicable target dollar amount of such awards by the Monte Carlo grant date fair value per share as of February 16, 2022. The Monte Carlo value was determined by an independent valuation consultant.

54	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION

2020 LTIP PERFORMANCE-BASED AWARD RESULTS (2020 – 2022 PERFORMANCE PERIOD)

The following table summarizes the actual performance award payouts for the named executive officers under the PSUs granted in 2020 for the three-year performance period ending on December 31, 2022.

(1)	Reflects a 48.3% Absolute TSR performance over the three-year performance period (14.0% annualized).

(2)	Reflects Relative TSR performance at the 96th percentile over the three-year performance period.

During the first quarter of 2023, the Company’s performance results were determined against the corporate performance metrics under the 2020 LTIP PSUs and the “superior” level of performance was achieved. Despite the significant uncertainty over the three-year performance period, including the impact of the COVID-19 pandemic, adverse macroeconomic conditions and capital markets volatility, we continued to grow our business by pursuing accretive transactions and generating return for our shareholders. By continuing to expand and diversify our business, providing our stockholders with an approximately 48.3% 3-year total return (14.0% annualized) and outperforming the MSCI US REIT Index (RMZ) by more than 48 percentage points over the three-year performance period, our 2020 LTIP PSUs vested at the maximum payout of 200% of target-level performance.

STATUS OF OUTSTANDING LTIP PERFORMANCE-BASED AWARDS (PSUS)

The Compensation Committee believes that the long-term incentive compensation awards issued to the named executive officers pursuant to the LTIP appropriately align our named executive officers’ focus on achieving the Company’s strategic objectives with the absolute and relative stockholder return expectations of our stockholders. The following table shows the status of the PSUs outstanding as of December 31, 2022, in each case measured as of such date.

(1)

Percentage shown measures performance as of December 31, 2022, although no PSUs will be earned until after the conclusion of the three-year performance period. The actual number of PSUs that will vest will be determined at the end of the applicable three-year performance period (i) from January 1, 2022 to December 31, 2024 for the 2022 PSUs and (ii) from January 1, 2021 to December 31, 2023 for the 2021 PSUs.

(2)

The three-year performance period for the 2020 PSUs concluded on December 31, 2022. See “2020 LTIP Awards (Performance Period 2020 – 2022)” above for additional detail on the level of achievement with respect to the performance conditions for the 2020 PSUs.

55

EXECUTIVE COMPENSATION

Results from 2022 Say-on-Pay Vote

We provide our stockholders an annual opportunity to indicate whether they support our compensation practices for our named executive officers (i.e., a “say-on-pay” vote). As previously reported, there was strong support by stockholders at our 2022 annual meeting of stockholders for the compensation program, with approximately 96% of the votes cast on our say-on-pay proposal voted in favor of the advisory vote to approve our named executive officer compensation. The Compensation Committee appreciates and values the views of our stockholders. After considering our 2022 say-on-pay voting results and the advice from our compensation consultant, the Compensation Committee continues to believe that our executive compensation program and philosophy are properly aligned with the interests of our stockholders. Accordingly, no significant changes were made to the executive compensation program as a result of the advisory vote. The Compensation Committee expects to consider future annual say-on-pay votes and investor feedback when making decisions relating to our executive compensation program, policies and practices.

Other Compensation Program Elements and Policies

PERQUISITES AND OTHER BENEFITS

We maintain medical, dental and vision insurance, life insurance, and accidental death and disability insurance for all of our full-time employees. Executives are eligible to participate in the same welfare benefit plans as our other full-time employees and are covered by the same vacation, leave of absence and similar policies. As of December 31, 2022, we did not offer any perquisites or other benefits to our executive officers that are not generally available to our other employees.

SEVERANCE BENEFITS

In order to achieve our compensation objective of attracting, retaining and motivating high-performing executives, we believe that we need to provide our named executive officers with severance protection. We are party to employment agreements with each of our named executive officers. Pursuant to the employment agreements, each of our named executive officers is entitled to certain severance benefits based on the nature of their termination. See “—Compensation Tables and Arrangements—Employment Agreements with Executive Officers” and “—Compensation Tables and Arrangements—Potential Payments Upon Termination or Change in Control” below for further information regarding severance benefits payable to the named executive officers upon termination or change in control.

CLAWBACK POLICY

We have adopted a clawback policy regarding the recoupment of incentive compensation if an executive officer willfully commits an illegal act, fraud, intentional misconduct or gross recklessness that causes a mandatory restatement of our financials. If the Board of Directors (or the Compensation Committee, if designated by the Board of Directors) determines that the Company was required to file a mandatory restatement of our financial results due to an executive officer’s willful commission of an illegal act, fraud, intentional misconduct or gross recklessness, the Board of Directors (or the Compensation Committee, if designated by the Board of Directors) will review the incentive compensation paid, granted, vested or accrued based on the prior inaccurate results and determine whether to recoup all or any part of the incentive compensation that is based in whole or in part on the achievement of financial results by the Company, including, but not limited to any cash bonus, incentive arrangement or equity award, but excluding salary. In particular, Time-Based Awards and PSUs (and any related dividend equivalents) are subject to recoupment in accordance with our current clawback policy, or any clawback or recoupment policy that we are otherwise required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. Our current clawback policy is currently under review and will be updated, as appropriate, in accordance with the SEC’s recently adopted final clawback rules and the NYSE’s related listing standards.

56	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION

STOCK OWNERSHIP GUIDELINES

EXECUTIVE OFFICERS

Our executive officers are subject to stock ownership guidelines pursuant to which such individuals are expected to attain minimum levels of equity ownership, since a significant ownership stake leads to stronger alignment of interests between such individuals and the stockholders of the Company. Individuals subject to these guidelines have until the fifth anniversary of the date such individual first becomes subject to the applicable ownership guideline level to attain the requisite level of ownership. The target ownership level of Company equity pursuant to the stock ownership guidelines for executive officers is expressed as a multiple of base salary, as set forth below. In February 2022, the Board of Directors approved an amendment to our executive stock ownership guidelines to increase the minimum stock ownership requirement for our CEO from five times to six times his base salary.

Position	Multiple	As of December 31, 2022, all of our executive officers subject to the stock ownership guidelines exceeded their ownership requirements.
Chief Executive Officer	6x base salary
Other Executive Officers	3x base salary

NON-EMPLOYEE DIRECTORS

Pursuant to our stock ownership guidelines for our non-employee directors, non-employee directors are required to, within five years of joining the Board of Directors, accumulate ownership of the Company’s equity having a value equal to five times the directors’ annual Board base cash retainer, following the Board of Directors’ approval of an amendment to our director stock ownership guidelines in April 2022.

Position	Multiple	As of December 31, 2022, all of our non-employee directors exceeded their ownership requirements.
Non-Employee Directors	5x annual base cash retainer

QUALIFYING OWNERSHIP

For purposes of these requirements, pursuant to an amendment to our stock ownership guidelines approved by the Board of Directors in October 2022, an individual’s equity ownership includes: (a) shares of common stock or preferred stock of the Company; (b) limited liability company interests in VICI Properties OP LLC, the Company’s operating partnership; and (c)(i) time-based restricted stock (whether vested or unvested), (ii) time-based restricted stock units (whether vested or unvested), (iii) earned performance-based restricted stock (whether vested or subject only to time-based vesting), and (iv) earned performance-based restricted stock units (whether vested or subject only to time-based vesting), but excludes (a) unearned performance-based restricted stock, (b) shares of common stock underlying unearned performance-based restricted stock units, (c) unexercised stock options and (d) unexercised stock appreciation rights. We also require our executive officers to maintain meaningful stock ownership through a combination of vesting and/or post-vesting transfer restrictions on certain equity grants.

NO PLEDGING POLICY

We believe that equity ownership fosters an atmosphere where directors and officers “think like owners” and are motivated to increase the long-term value of the Company by aligning their interests with those of the Company’s stockholders. Accordingly, we have adopted a robust policy (pursuant to our Insider Trading Policy) prohibiting each of our directors, executive officers and other employees from purchasing any Company securities on margin, holding any Company securities in a margin account or pledging Company securities as collateral for a loan.

NO HEDGING POLICY

Our Insider Trading Policy specifically prohibits our directors, executive officers and other employees from (i) engaging in hedging or monetization transactions involving our securities, including prepaid variable forward contracts, equity swaps, collars, and exchange funds; (ii) trading in options, puts, calls or other similar instruments involving our securities; and (iii) engaging in short sales of our securities.

57

EXECUTIVE COMPENSATION

RISK ASSESSMENT OF COMPENSATION PROGRAMS

The Compensation Committee’s responsibilities include, among others, oversight of risks related to our compensation practices and plans to ensure that such practices and plans are designed with an appropriate balance of risk and reward in relation to our overall business strategy and do not encourage excessive or unnecessary risk-taking behavior. The Compensation Committee reviewed and considered risks arising from our compensation policies and practices for the Company’s employees. This review included consideration of the following specific elements of the Company’s executive compensation policies and procedures:

•	the executive compensation program is structured as a balanced mix between fixed and variable, annual and long-term, and cash and equity compensation;

•	the STIP and LTIP are each based upon formulaic, defined goals set at the beginning of the two-year or three-year performance period, as applicable, with significant goal rigor;

•	the STIP is based on a metric that incentivizes accretive transactions that result in AFFO per share growth;

•	the LTIP performance goals include both absolute and relative-to-peer performance;

•	the STIP and LTIP performance criteria focus on both operating and market-based measures and include maximum payouts for each executive;

•	the equity incentive awards are based on multi-year performance periods and require multi-year vesting, with overlapping cycles, which encourages focus on sustained growth and earnings;

•	the Company maintains executive stock ownership guidelines that mandate meaningful equity ownership by executive officers, as well as anti-pledging and anti-hedging policies; and

•

the executive compensation program includes an appropriate clawback policy regarding the recoupment of incentive compensation if an executive officer willfully commits an illegal act, fraud, intentional misconduct or gross recklessness that causes a mandatory restatement of our financials.

Based on the foregoing, we do not believe that our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. We also believe that our incentive compensation arrangements provide incentives that do not encourage behaviors that create material risk beyond the Company’s ability to effectively identify and manage significant risks, are compatible with effective internal controls and are supported by the oversight of the Compensation Committee with regard to executive compensation programs.

58	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION

COMPENSATION TABLES AND ARRANGEMENTS

2022 Summary Compensation Table

This Summary Compensation Table summarizes the total compensation paid or earned by each of our named executive officers for the years ended December 31, 2022, December 31, 2021 and December 31, 2020.

	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)

Edward B. Pitoniak Chief Executive Officer	2022	1,000,000	—	6,500,000	4,000,000	13,494	11,513,494
	2021	900,000	—	4,050,000	2,700,000	12,894	7,662,894
	2020	875,000	—	3,456,250	2,625,000	12,408	6,968,658

John W.R. Payne President and Chief Operating Officer	2022	1,200,000	—	2,680,000	2,040,000	13,494	5,933,494
	2021	1,200,000	—	1,560,000	1,800,000	12,894	4,572,894
	2020	1,200,000	—	1,500,000	1,800,000	12,408	4,512,408

David A. Kieske Executive Vice President, Chief Financial Officer and Treasurer	2022	575,000	—	2,782,500	1,437,500	13,494	4,808,494
	2021	530,000	—	1,563,500	1,060,000	12,894	3,166,394
	2020	515,000	—	1,390,500	1,030,000	12,408	2,947,908

Samantha S. Gallagher Executive Vice President, General Counsel and Secretary	2022	525,000	—	2,260,000	1,050,000	13,494	3,848,494
	2021	470,000	—	1,081,000	940,000	12,894	2,503,894
	2020	450,000	—	967,500	900,000	12,408	2,329,908

(1)

The amounts in the Stock Awards column reflect the aggregate grant date fair value of time-based awards and performance-based restricted stock units, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 13 to the Company’s audited financial statements for the year ended December 31, 2022. The amounts disclosed in this column for 2022 reflect the aggregate grant date fair value of time-based restricted stock awards granted under the LTIP for the 2022 plan year, which vest over a three-year period, and PSUs granted under the LTIP, which will be earned, if at all, on the basis of Absolute TSR and Relative TSR measured over the three-year performance period from January 1, 2022 to December 31, 2024. For a discussion of the LTIP and the long-term incentive awards granted to our named executive officers in 2022, see “—Compensation Discussion and Analysis—Elements of Executive Compensation—Long-Term Incentive Program”. The following table discloses the grant date fair value of each 2022 LTIP award granted to the applicable named executive officer, which are unvested and remain subject to the applicable performance conditions:

Name	Year	2022 LTIP Award (Time- Based) ($)	2022 LTIP Award (Performance-Based) ($)(a)

Edward B. Pitoniak	2022	2,600,000	3,900,000

John W.R. Payne	2022	1,072,000	1,608,000

David A. Kieske	2022	1,113,000	1,669,500

Samantha S. Gallagher	2022	904,000	1,356,000

(a)

If the maximum level of performance was achieved, the grant date fair value of the PSU would be $7,800,000 for Mr. Pitoniak, $3,216,000 for Mr. Payne, $3,339,000 for Mr. Kieske and $2,712,000 for Ms. Gallagher.

(2)

The amounts shown in the Non-Equity Incentive Plan Compensation column reflect the cash award that each named executive officer earned (i) in 2022, which was paid in February 2023, (ii) in 2021, which was paid in February 2022, and (iii) in 2020, which was paid in February 2021, in each case pursuant to the Company’s STIP. For a discussion of the annual incentive program, see “—Compensation Discussion and Analysis—Elements of Executive Compensation—Short-Term Incentive Plan—2022 STIP Awards”.

(3)	The amounts shown in the All Other Compensation column for the year ended December 31, 2022 consist of:

(a)	group life insurance premiums of $1,294 for each of Mr. Pitoniak, Mr. Kieske, Mr. Payne and Ms. Gallagher; and

(b)	company matching contributions under our 401(k) plan of $12,200 for each of Mr. Pitoniak, Mr. Kieske, Mr. Payne and Ms. Gallagher.

59

EXECUTIVE COMPENSATION

2022 Grants of Plan-Based Awards

The following table sets forth information regarding grants of plan-based awards to each of our named executive officers during the year ended December 31, 2022.

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)			Estimated Future Payouts(2) Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (3) (#)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Grant Date	Threshold ($)	Target ($)	Superior ($)	Threshold (#)	Target (#)	Superior (#)

Edward B. Pitoniak
STIP Award		1,000,000	2,000,000	4,000,000	—	—	—	—	—
LTIP—Time-Based Award	2/16/2022	—	—	—	—	—	—	91,566	2,600,000
LTIP—PSUs	2/16/2022	—	—	—	67,219	134,437	268,874	—	3,900,000
John W.R. Payne
STIP Award		510,000	1,020,000	2,040,000	—	—	—	—	—
LTIP—Time-Based Award	2/16/2022	—	—	—	—	—	—	37,753	1,072,000
LTIP—PSUs	2/16/2022	—	—	—	27,715	55,430	110,860	—	1,608,000
David A. Kieske
STIP Award		359,375	718,750	1,437,500	—	—	—	—	—
LTIP—Time-Based Award	2/16/2022	—	—	—	—	—	—	39,197	1,113,000
LTIP—PSUs	2/16/2022	—	—	—	28,775	57,550	115,100	—	1,669,500
Samantha S. Gallagher
STIP Award		262,500	525,000	1,050,000	—	—	—	—	—
LTIP—Time-Based Award	2/16/2022	—	—	—	—	—	—	31,837	904,000
LTIP—PSUs	2/16/2022	—	—	—	23,372	46,743	93,486	—	1,356,000

(1)

The amounts shown in these columns represent the range of potential payouts (threshold, target and superior) of cash compensation under our STIP for our named executive officers for 2022 performance. The actual amounts that were paid to the named executive officers are set forth in the “Non-Equity Incentive Plan Compensation” column of the 2022 Summary Compensation Table. See “—Compensation Discussion and Analysis—Elements of Executive Compensation—Short-Term Incentive Plan—2022 STIP Awards” above for more information.

(2)

The amounts shown in these columns represent the possible number of PSUs granted under the LTIP that may be earned and vest based upon the level of achievement of the applicable performance measures. As described in further detail under the section entitled “—Compensation Discussion and Analysis—Elements of Executive Compensation—Long-Term Incentive Program,” the PSUs vest based upon the achievement of Absolute TSR and Relative TSR goals measured over the three-year performance period from January 1, 2022 to December 31, 2024. Threshold assumes that 50% of the total value of the PSUs awarded vest, target assumes that 100% of the total value of the PSUs awarded vest and superior assumes that 200% of the total value of the PSUs awarded vest.

(3)	The amounts shown in this column represent time-based restricted stock awards granted to the named executive officers under the 2022 LTIP.

(4)

Amounts represent the grant date fair value calculated in accordance with FASB ASC Topic 718. Generally, the grant date fair value of the time-based restricted stock is determined using the fair value of the underlying common stock on the grant date. The grant date fair value of the PSUs was determined using a Monte Carlo valuation conducted by an independent valuation consultant.

60	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION

Outstanding Equity Awards at Year-End

The following table sets forth information regarding outstanding equity awards for each of our named executive officers as of December 31, 2022.

		Stock Awards			Performance Awards

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2) (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)

Edward B. Pitoniak	2/29/20	17,428	(4)	564,667	—		—

	2/17/21	40,114	(5)	1,299,694	—		—

	2/17/21	—		—	170,348	(6)	5,519,275

	2/16/22	91,566	(7)	2,966,738	—		—

	2/16/22	—		—	268,874	(8)	8,711,518

John W.R. Payne	2/29/20	7,564	(4)	245,074	—		—

	2/17/21	15,452	(5)	500,645	—		—

	2/17/21	—		—	65,616	(6)	2,125,958

	2/16/22	37,753	(7)	1,223,197	—		—

	2/16/22	—		—	110,860	(8)	3,591,864

David A. Kieske	2/29/20	7,012	(4)	227,189	—		—

	2/17/21	15,486	(5)	501,746	—		—

	2/17/21	—		—	65,764	(6)	2,130,754

	2/16/22	39,197	(7)	1,269,983	—		—

	2/16/22	—		—	115,100	(8)	3,729,240

Samantha S. Gallagher	2/29/20	4,879	(4)	158,080	—		—

	2/17/21	10,708	(5)	346,939	—		—

	2/17/21	—		—	45,468	(6)	1,473,163

	2/16/22	31,837	(7)	1,031,519	—		—

	2/16/22	—		—	93,486	(8)	3,028,946

(1)	Value is determined by multiplying the number of unvested shares of restricted common stock by $32.40, the closing price for our common stock on December 30, 2022, the last trading day of the year.

(2)

The actual number of PSUs that will vest for each three-year performance period will be determined at the end of the applicable three-year performance period. With respect to each award, no discount has been taken to reflect risk of forfeiture or restrictions on transferability. In addition, these amounts exclude the PSU awards granted on February 12, 2020 for the 2020-2022 performance period that vested on February 22, 2023 based on the Company’s performance through December 31, 2022, which are reported in the “2022 Options Exercised and Stock Vested” table.

(3)

Reflects the number of unearned/unvested PSUs calculated pursuant to footnote (2) above and multiplied by $32.40, the closing price for our common stock on December 30, 2022, the last trading day of the year.

(4)

Represents the time-based portion of the 2020 LTIP award granted to each named executive officer, which vests ratably over three years with 33.33% of the award having vested on each of February 28, 2021 and 2022, and the remaining 33.33% vesting ratably on February 28, 2023.

(5)

Represents the time-based portion of the 2021 LTIP award granted to each named executive officer, which vests ratably over three years with 33.33% of the award having vested on February 17, 2022, and the remaining 66.67% vesting ratably on February 17, 2023 and 2024.

(6)

Represents the PSU portion of the 2021 LTIP award granted to each named executive officer, which vest, if at all, on the basis of Absolute TSR and Relative TSR goals measured over the three-year performance period from January 1, 2021 to December 31, 2023, Assuming the performance period had terminated and been valued as of December 31, 2022, these PSUs would have been earned and vested at 200% of target and, accordingly, are disclosed above in accordance with SEC rules based on achieving performance goals at such level.

(7)	Represents the time-based portion of the 2022 LTIP award granted to each named executive officer, which vests ratably over three years on February 16, 2023, 2024 and 2025.

(8)

Represents the PSU portion of the 2022 LTIP award granted to each named executive officer, which vest, if at all, on the basis of Absolute TSR and Relative TSR goals measured over the three-year performance period from January 1, 2022 to December 31, 2024. Assuming the performance period had terminated and been valued as of December 31, 2022, these PSUs would have been earned and vested at 200% of target and, accordingly, are disclosed above in accordance with SEC rules based on achieving performance goals at such level.

61

EXECUTIVE COMPENSATION

2022 Option Exercises and Stock Vested

The following table sets forth information regarding the vesting of restricted stock for the named executive officers during the year ended December 31, 2022. None of the named executive officers held or exercised any stock options in 2022.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)

Edward B. Pitoniak	263,678	8,321,331

John W.R. Payne	113,997	3,599,308

David A. Kieske	109,483	3,445,161

Samantha S. Gallagher	75,689	2,378,017

(1)

This column represents the aggregate number of shares acquired on vesting of existing stock awards, including the PSU awards granted on February 29, 2020 for the 2020-2022 performance period that vested on February 22, 2023 based on the Company’s performance through December 31, 2022. The number of shares acquired on vesting includes shares withheld, if any, to pay federal and state income taxes.

(2)

This column represents the value realized on vesting as calculated by multiplying the closing price of our common stock on the day prior to each vesting date by the number of shares that vested on such date.

Employment Agreements with Executive Officers

In 2019, we entered into amended and restated employment agreements with each of our named executive officers (each, an “employment agreement” and collectively, the “employment agreements”) in order to harmonize the terms between all such agreements and create a uniform form of employment agreement for all named executive officers, including providing for a consistent expiration date. The form of agreement is summarized below, with certain key terms specific to each named executive officer’s employment agreement set forth in the following table. The summary and information below is not complete and is qualified in its entirety by reference to the full text of the employment agreements, which are included as exhibits to the 2022 Annual Report.

SUMMARY OF EMPLOYMENT AGREEMENTS

Each of the employment agreements provide for a term that was scheduled to end on December 31, 2022, subject to automatic extension by successive one-year terms at the end of the then-current term unless either VICI or the individual party provides 180 days’ advance notice of non-renewal. On December 31, 2022, each employment agreement was automatically extended for one year in accordance with the terms of each of the agreements. Under the terms of the employment agreements, each executive officer is entitled to receive: (i) an annual base salary, (ii) annual incentive compensation comprised of a cash bonus, with a specified target value and maximum value (as a percentage of base salary), and (iii) equity awards with a specified target value (as a percentage of base salary) (in each case, as may be subsequently increased from time to time as disclosed herein).

If an executive officer’s employment is terminated by us without “cause” or by the individual for “good reason” (each as defined in the respective employment agreement), such executive officer is entitled to certain severance benefits, subject to execution of a separation agreement and release. The severance benefits include (1) cash severance equal to a certain percentage of base salary and the target bonus for the year of termination, paid over 12 months, (2) so long as the Company is generally paying bonuses to its employees in the applicable year, a pro-rata cash bonus for the year of termination, (3) a specified cash payment, (4) accelerated vesting of time-based equity awards, (5) non-forfeiture of a pro-rata portion of outstanding performance-based equity until the end of the applicable performance period, at which time it may vest based on achievement of the performance goals, and (6) the lapsing of any transfer restrictions on vested equity awards. If the termination is within six months before or 12 months after a “change in control” (as defined in the respective employment agreement) of the Company, the above severance is further modified as follows: (i) the cash severance is increased as a percentage of base salary and target bonus and is paid in a lump sum rather than over 12 months, (ii) the pro-rata cash bonus is payable whether or not the Company is generally paying bonuses to its employees in the applicable year, (iii) non-forfeiture of all (rather than a pro-rata portion of) outstanding performance-based equity awards until the end of the applicable performance period, at which time the awards may vest based on achievement of the performance goals, prorated through the date of termination, and (iv) the amount of the specified cash payment is increased (except with respect to Mr. Pitoniak).

If an executive officer’s employment is terminated due to their death or “disability” (as defined in the respective employment agreement), such executive officer will be entitled to receive a pro-rata cash bonus for the year of termination, all time-based equity awards will vest and any transfer restrictions on vested equity awards will lapse. If an executive officer’s employment is terminated because we elect not to renew the term of the employment agreement, all time-based equity awards will vest, all transfer restrictions on vested equity awards will lapse and any performance-based equity will be treated as set forth in the Company’s long-term incentive program and be no less favorable than other

62	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION

similarly situated executives (or with respect to Mr. Kieske and Ms. Gallagher, other Executive Vice Presidents) of the Company but such executive officer will not be entitled to any cash severance.

Certain key terms of each employment agreement in accordance with the above summary (in each case, as may be subsequently increased from time to time as disclosed herein) are set forth below:

CHIEF EXECUTIVE OFFICER

Mr. Pitoniak’s employment agreement provided for an initial annual base salary of $765,000, with initial annual incentive compensation comprised of a cash bonus with a target value of 125% of his base salary and a maximum value of 250% of his base salary, and equity awards with a target value of at least 375% of Mr. Pitoniak’s base salary (in each case, as subsequently increased from time to time as disclosed herein). With respect to Mr. Pitoniak’s severance benefits, he is entitled to cash severance equal to the sum of 150% of base salary and the target bonus for the year of termination, paid over 12 months and a cash payment in the amount of $40,000. If the termination is in connection with a change in control (as defined in the employment agreement), Mr. Pitoniak is entitled to increased cash severance equal to the sum of 200% of base salary and the target bonus for the year of termination. Mr. Pitoniak’s employment agreement provides for customary non-competition and non-solicitation covenants that apply for one year after termination of employment, except that if a termination of employment results from Mr. Pitoniak giving a notice of non-renewal, the non-competition period applies for three months after the date of termination, and if a termination of employment results from the Company’s decision not to renew the applicable employment agreement, the non-competition period ends on the date of termination.

PRESIDENT AND CHIEF OPERATING OFFICER

Mr. Payne’s employment agreement provided for an initial annual base salary of $1,200,000, with initial annual incentive compensation comprised of a cash bonus with a target value of 75% of his base salary and a maximum value of 150% of his base salary, and, commencing in 2020, equity awards with a target value of at least 125% of Mr. Payne’s base salary (in each case, as subsequently increased from time to time as disclosed herein). With respect to Mr. Payne’s severance benefits, he is entitled to cash severance equal to the sum of 125% of base salary and the target bonus for the year of termination, paid over 12 months, and a cash payment in the amount of $27,500. If the termination is in connection with a change in control (as defined in the employment agreement), Mr. Payne is entitled to increased cash severance equal to the sum of 175% of base salary and the target bonus for the year of termination and an increased cash payment of $40,000. Mr. Payne’s employment agreement provides for customary non-competition and non-solicitation covenants that apply for one year after termination of employment, except that if a termination of employment results from Mr. Payne giving a notice of non-renewal, the non-competition period applies for three months after the date of termination, and if a termination of employment results from the Company’s decision not to renew the applicable employment agreement, the non-competition period ends on the date of termination.

EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Mr. Kieske’s employment agreement provided for an initial annual base salary of $475,000, with initial annual incentive compensation comprised of a cash bonus with a target value of 95% of his base salary and a maximum value of 190% of his base salary, and equity awards with a target value of at least 200% of Mr. Kieske’s base salary (in each case, as subsequently increased from time to time as disclosed herein). With respect to Mr. Kieske’s severance benefits, he is entitled to cash severance equal to the sum of 100% of his base salary and the target bonus for the year of termination, paid over 12 months, and a cash payment in the amount of $27,500. If the termination is in connection with a change in control (as defined in the employment agreement), Mr. Kieske is entitled to increased cash severance equal to the sum of 150% of base salary and the target bonus for the year of termination and an increased cash payment of $40,000. Mr. Kieske’s employment agreement provides for customary non-competition and non-solicitation covenants that apply for one year after his termination of employment. If Mr. Kieske’s employment is terminated because he elects not to renew the term of his employment agreement, all transfer restrictions on vested equity awards for Mr. Kieske will lapse, but he will not be entitled to any other severance.

EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Ms. Gallagher’s employment agreement provided for an initial annual base salary of $405,000, with initial annual incentive compensation comprised of a cash bonus with a target value of 90% of her base salary and a maximum value of 180% of her base salary, and equity awards with a target value of at least 175% of her base salary (in each case, as subsequently increased from time to time as disclosed herein). With respect to Ms. Gallagher’s severance benefits, she is entitled to cash severance equal to the sum of 100% of base salary and the target bonus for the year of termination, paid over 12 months, and a cash payment in the amount of $27,500. If the termination is in connection with a change in control (as defined in the employment agreement), Ms. Gallagher is entitled to increased cash severance equal to the sum of 150% of base salary and the target bonus for the year of termination and an increased cash payment of $40,000. Ms. Gallagher’s employment agreement provides for customary non-competition (with an exception for the practice of law) and non-solicitation covenants that apply for one year after her termination of employment. If Ms. Gallagher’s employment is terminated because she elects not to renew the term of her employment agreement, all transfer restrictions on vested equity awards for Ms. Gallagher will lapse, but she will not be entitled to any other severance.

63

EXECUTIVE COMPENSATION

Potential Payments Upon Termination or Change in Control

The following table reflects the payment obligations (including the value of certain benefits) pursuant to the compensation arrangements for each of our named executive officers under our existing plans, employment agreements and award agreements, assuming various scenarios, including a termination of employment and/or a change in control, in each case assuming such termination had occurred on December 31, 2022. The amounts shown in the table do not include payments or benefits under arrangements available on the same basis generally to all other eligible employees of the Company. The potential payments were determined under the terms of each named executive officer’s employment agreement in effect on December 31, 2022 and in accordance with our plans and arrangements in effect on December 31, 2022.

In providing the estimated potential payments below, we have assumed that there are no (1) accrued but unpaid salary and annual bonuses amounts outstanding or (2) unpaid reimbursements for expenses incurred prior to the date of termination. Because the disclosures in the table assume the occurrence of a termination or change in control as of a particular date and under a particular set of circumstances and therefore make a number of important assumptions, the actual amount to be paid to each of our named executive officers upon a termination or change in control may vary significantly from the amounts included herein. Factors that could affect these amounts include the timing during the year of any such event, the continued availability of benefit policies at similar prices and the type of termination event that occurs.

Name	Benefit	Non-Renewal by Company ($)	Termination without Cause or for Good Reason (no Change in Control) ($)	Termination in Connection with a Change in Control ($)	Death or Disability ($)

Edward B. Pitoniak

	Cash Severance	—	4,540,000	6,040,000	—

	Pro-Rated Bonus	—	4,000,000	4,000,000	4,000,000

	Accelerated Vesting of Restricted Stock(1)	4,831,099	4,831,099	4,831,099	4,831,099

	Accelerated Vesting of PSUs(2)	6,583,356	6,583,356	14,230,793	6,583,356

	Total	11,414,455	19,954,455	29,101,892	15,414,455

John W.R. Payne

	Cash Severance	—	2,802,500	3,925,000	—

	Pro-Rated Bonus	—	2,040,000	2,040,000	2,040,000

	Accelerated Vesting of Restricted Stock(1)	1,968,916	1,968,916	1,968,916	1,968,916

	Accelerated Vesting of PSUs(2)	2,614,594	2,614,594	5,717,822	2,614,594

	Total	4,583,509	9,426,009	13,651,738	6,623,509

David A. Kieske

	Cash Severance	—	1,321,250	1,980,625	—

	Pro-Rated Bonus	—	1,437,500	1,437,500	1,437,500

	Accelerated Vesting of Restricted Stock(1)	1,998,918	1,998,918	1,998,918	1,998,918

	Accelerated Vesting of PSUs(2)	2,663,582	2,663,582	5,859,994	2,663,582

	Total	4,662,500	7,421,250	10,414,538	6,100,000

Samantha S. Gallagher

	Cash Severance	—	1,077,500	1,615,000	—

	Pro-Rated Bonus	—	1,050,000	1,050,000	1,050,000

	Accelerated Vesting of Restricted Stock(1)	1,536,538	1,536,538	1,536,538	1,536,538

	Accelerated Vesting of PSUs(2)	1,991,758	1,991,758	4,502,110	1,991,758

	Total	3,528,295	5,655,795	8,703,647	4,578,295

(1)

Represents the aggregate value of the acceleration of vesting of the named executive officer’s outstanding restricted stock awards assuming the acceleration occurred on December 30, 2022, the last trading day of the year, and based on the closing price for our common stock on such date ($32.40 per share).

64	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION

(2)

Represents the aggregate value of the acceleration of vesting of the named executive officer’s outstanding PSU awards assuming the acceleration occurred on December 30, 2022, the last trading day of the year, and based on the closing price for our common stock on such date ($32.40 per share). Assuming a termination or change in control occurred on December 31, 2022, the calculations regarding the accelerated vesting are based on the number of PSUs that (i) actually vested on February 22, 2023 with respect to the 2020-2022 performance period and (ii) would vest assuming a level of performance of 200% of target with respect to the 2021-2023 performance period and the 2022-2024 performance period, based on the Company’s current performance with respect to each performance period as of December 31, 2022. Pursuant to the terms of the employment agreements and applicable award agreements:

•

For Non-Renewal by the Company, Termination without Cause or for Good Reason (no Change in Control), and Death or Disability, a pro-rata portion (determined based on the number of days elapsed between the start of the performance period through the date of termination) of the PSUs shall remain outstanding during the performance period and shall vest and be settled, if and to the extent, the applicable performance conditions are achieved at the end of the performance period.

•

For Termination in connection with a Change in Control, the PSUs shall become vested and settled as of the date of consummation of the change in control based on the greater of target or actual performance through the date immediately prior to the consummation of the change in control (and will not be pro-rated based on actual days worked during the performance period).

CEO Pay Ratio

As required by Item 402(u) of Regulation S-K, we are providing the following estimate of the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee (excluding our Chief Executive Officer).

To identify our median employee, we calculated the total annual compensation for each employee by using W-2 taxable income for the twelve-month period that ended on December 31, 2022. Total compensation for these purposes included base salary, cash bonus, the value of restricted shares that vested during 2022 and dividends paid upon the vesting of restricted shares and was calculated using internal payroll/tax records. In addition, for employees who commenced employment during 2022, we annualized their W-2 taxable income and included the expected cash bonus pursuant to our short-term incentive program. We did not make any other assumptions, adjustments or estimates, nor did we apply any cost-of-living adjustments as part of the calculation.

We selected the median employee as an average of two employees based on the 22 full-time employees (excluding our Chief Executive Officer) who were employed as of December 31, 2022. We have no part-time, temporary or seasonal workers and no non-U.S. employees. The 152 employees as of December 31, 2021 included individuals located at our four golf courses, all of whom are, as of October 1, 2022, employed by CDN Golf, the manager and operator of our golf courses.

After identifying the median employee, we calculated annual total compensation for such employee using the same methodology we use for our named executive officers as set forth in the Summary Compensation Table. The 2022 annual total compensation of our median employee was $414,015. The 2022 annual total compensation of our Chief Executive Officer, as reported in our Summary Compensation Table, was $11,513,494. Based on the foregoing, our estimate of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all other employees was 28 to 1. We believe this pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

Given the various methodologies that public companies are permitted to use to determine an estimate of their pay ratios, the estimated ratio reported above should not be used as a basis for comparison between companies.

65

EXECUTIVE COMPENSATION

Pay versus Performance

As required by Item 402(v) of Regulation
S-K,
the information below reflects the relationship between executive compensation actually paid by us (“CAP”) to our CEO, as principal executive officer, and other named executive officers (“Other NEOs”) and our financial performance for the years ended December 31, 2022, 2021 and 2020.
The disclosure included in this section is
required
by SEC rules and does not necessarily align with how the Company or the Compensation Committee views the link between the Company’s performance and the compensation of its NEOs.
The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years presented.
For a discussion of how the Company views its executive compensation structure, including alignment with Company performance, see “Compensation Discussion and Analysis” beginning on page 45 of this Proxy Statement.
P
AY
VERSUS
P
ERFORMANCE
T
ABLE

Year (a)	Summary Compensation Table Total for our CEO (b) (1)(2)	Compensation Actually Paid to CEO (c) (3)	Average Summary Compensation Table Total for Other NEOs (d) (1)(2)	Average Compensation Actually Paid to Other NEOs (e) (3)	Value of Initial Fixed $100 Investment Based on:		Net Income (in thousands) (h)	AFFO Per Share Growth (i) (5)(6)
					Total Shareholder Return (f) (4)	Peer Group Total Shareholder Return (g) (4)

2022	$11,513,494	$19,132,367	$4,863,494	$7,685,105	$148.25	$99.90	$1,136,267	+$	0.11

2021	$7,662,894	$11,597,679	$3,414,394	$4,761,839	$131.14	$132.33	$1,023,158	+$	0.18

2020	$6,968,658	$9,031,429	$3,263,408	$3,992,278	$105.95	$92.49	$896,208	+$	0.16

(1)
For all periods presented, our CEO is Edward B. Pitoniak and our Other NEOs are John W.R. Payne, David A. Kieske, and Samantha S. Gallagher. Please refer to “Executive Officers” on page 41 of this Proxy Statement for additional information.

(2)
The values reflected in this column reflect the “Total” compensation set forth in the Summary Compensation Table (“SCT”) on page 59 of this Proxy Statement for our CEO and Other NEOs. See the footnotes to the SCT for further detail regarding the amounts in this column.

(3)
In accordance with SEC rules, the CAP reflected in this column is computed by replacing the amounts in the “Stock Awards” column of the SCT for each year from the “SCT Total” column of this table with the following amounts: (i) the fair value of as of the last day of the reporting year of unvested equity awards (or portions thereof) that were granted during such year, (ii) as of the last day of the reporting year, the change in fair value of unvested equity awards granted in prior years that remain unvested as of the last day of such year compared to the last day of the previous reporting year, (iii) as of the applicable vesting date, the change in fair value of equity awards that vested during the reporting year compared to the last day of the previous reporting year (computed in a manner consistent with the fair value methodology used to account for share-based payments in the Company’s GAAP financial statements) and (iv) the value of accrued dividends paid in cash on equity awards that vested during the reporting year. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our CEO or Other NEOs during the applicable year. In accordance with Item 402(v) of Regulation
S-K,
CAP for our CEO and Average CAP for our Other NEOs was computed as follows:

	2022		2021		2020

	CEO	Other NEO Average	CEO	Other NEO Average	CEO	Other NEO Average

SCT Total Compensation	$11,513,494	$4,863,494	$7,662,894	$3,414,394	$6,968,658	$3,263,408

Minus SCT Stock Awards Value	$(6,500,000)	$(2,574,167)	$(4,050,000)	$(1,401,500)	$(3,456,250)	$(1,286,000)

Plus Fair Value of Unvested Equity Awards Granted During the Reporting Year as of Last Day of Reporting Year	$8,934,975	$3,538,496	$4,523,061	$1,565,226	$4,490,423	$1,670,808

Plus Change in Fair Value of Unvested Equity Awards Granted in Prior Years as of Last Day of Reporting Year from Last Day of Year Preceding Reporting Year	$4,651,205	$1,676,623	$2,386,901	$808,439	$993,276	$346,135

Plus Change in Fair Value of Equity Awards Vested in Reporting Year as of Vesting Date from Last Day of Year Preceding Reporting Year	$(191,032)	$(58,230)	$506,823	$176,179	$(80,824)	$(33,366)

Plus Value of Accrued Dividends Paid Upon Vesting of Equity Awards in Reporting Year	$723,725	$238,888	$568,000	$199,100	$116,147	$31,293

Total CAP	$19,132,367	$7,685,105	$11,597,679	$4,761,839	$9,031,429	$3,992,278

(4)
Reflects the cumulative TSR of the Company and the RMZ for the year ended December 31, 2020, the two years ended December 31, 2021 and the three years ended December 31, 2022, assuming a $100 investment at the closing price on December 31, 2019 and the reinvestment of all dividends.

(5)
AFFO Per Share Growth is presented based on the growth in AFFO per share for the relevant year versus the immediately prior year. AFFO Per Share Growth over a one-year period is presented solely to comply with SEC rules and does not reflect the actual metric used by the Compensation Committee in determining payouts under our STIP, which are based on AFFO per share growth over a two-year period. Specifically, (i) for 2022, the STIP payout was based on actual AFFO per share growth of $0.29 for the two-year period from January 1, 2021 to December 31, 2022, (ii) for 2021, the STIP payout was based on actual AFFO per share growth of $0.34 for the two-year period from January 1, 2020 to December 31, 2021, and (iii) for 2020, the STIP payout was based on actual AFFO per share growth of $0.21 for the two-year period from January 1, 2019 to December 31, 2020. For additional information regarding our STIP, see “2022 Short-Term Incentive Plan (“STIP”)” on page
 9
of this Proxy Statement.

(6)
AFFO is a non-GAAP financial measure. For a definition and reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure, see the section entitled “Reconciliation of Non-GAAP Measures” on pages 61 – 62 of our 2022 Annual Report.

66	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION

F
INANCIAL
P
ERFORMANCE
M
EASURES

Significant Financial Performance Measures

Absolute TSR

Relative TSR

AFFO Per Share Growth
The most important financial performance measures used by the Company to link compensation actually paid to performance for the most recently completed fiscal year are listed herein. We utilize performance-based short-term cash incentive compensation to motivate our executive officers to achieve short-term company performance goals that will inure to the benefit of our Company and stockholders and to align executive officers’ interests with those of the stockholders. We utilize time- and performance-based long-term equity incentive compensation to align our executive officers’ focus on achieving the Company’s strategic objectives with the absolute and relative stockholder return expectations of our stockholders. The manner in which these measures are utilized to calculate the amounts of incentive compensation paid to our NEOs is described in more detail in “2022 Executive Compensation” beginning on page
9
 of this Proxy Statement.
P
AY
VERSUS
P
ERFORMANCE
A
NALYSIS
The following graphs illustrate the relationship, during the period beginning January 1, 2020 and ending December 31, 2022, of the CAP to our CEO (“CEO CAP”) and the average CAP to our Other NEOs (“Other NEO Average CAP”) to:

•	our cumulative TSR and the cumulative TSR of the constituent companies in the RMZ,

•	our net income, and

•	our AFFO per share growth (in each case as set forth in the table above).

For additional information on these metrics for the years ended December 31, 2020 and 2021, please refer to our Annual Reports on Form
10-K
and definitive proxy statements on DEF 14A filed with the SEC for each year.
C
OMPENSATION
A
CTUALLY
P
AID
(CAP)
VS
. C
UMULATIVE
TSR

The year-over-year increases in our CEO CAP and Other NEO Average CAP reflect our continued success in generating long-term shareholder value through (i) accretive transactions, which drove increases in the market price of our common stock as of the end of each period presented, and (ii) the impact of quarterly dividend increases announced in the third quarter of each year. Our strong TSR growth during the three-year period also outperformed the constituent companies in the RMZ. For each of the years ended December 31, 2020, 2021 and 2022, our cumulative TSR compared to the cumulative TSR of the constituent companies in the RMZ represented a d ifferen
ce of 13.5, (1.2) and 48.3 percentage points, respectively.

67

EXECUTIVE COMPENSATION

C
OMPENSATION

A
CTUALLY

P
AID

(CAP)

VS
. N
ET

I
NCOME

The year-over-year increases in our CEO CAP and Other NEO Average CAP reflect our continued execution of accretive transactions to further our growth strategy and the collection of 100% of rent owed pursuant to our lease agreements during the presented periods. Our net income over the presented periods was impacted by our adoption of ASC 326 “Financial Instruments-Credit Losses”. For each of the years ended December 31, 2020, 2021 and 2022, we recorded a non-cash

change in CECL allowance of $244.5 million, $(19.5 million) and $834.5 million, respectively, each of which impacts net income, primarily as a result of the initial CECL allowances on our transactional activity subject to these requirements in each period. For additional information, please refer to Note 5—Allowance for Credit Losses in our Consolidated Financial Statements included in our 2022 Annual Report.

C
OMPENSATION

A
CTUALLY

P
AID

(CAP)

VS
. AFFO P
ER

S
HARE

G
ROWTH

While the most significant portion of NEO compensation is in the form of equity, and Absolute TSR and Relative TSR are the applicable performance metrics for our performance-based equity awards (for which comparable information is separately presented above), AFFO per share growth (measured over a two-year
period) represents our primary earnings measure and is the sole metric utilized under our annual short-term incentive plan, or STIP. For each of the years ended December 31, 2020, 2021 and 2022, our AFFO per share growth was driven by significant AFFO growth on an absolute basis in each year offset by increased weighted average share count for the respective period. Our AFFO per share growth for each of 2020, 2021 and 2022 exceeded the “superior” performance level established by the Compensation Committee for each performance year. The year-over-year increases in our CEO CAP and Average Other NEO CAP in each presented period reflected our continued success in pursuing accretive transactions and the collection of 100% of rent owed pursuant to our lease agreements during the periods.

68	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information as of December 31, 2022, relating to equity compensation plans of the Company pursuant to which shares of our common stock are authorized for issuance:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans

Equity compensation plans approved by security holders	1,527,396	N/A	10,890,794	(2)

Equity compensation plans not approved by security holders	—	—	—

Total	1,527,396	$—	10,890,794

(1)
Represents shares of common stock that may be issued upon settlement of PSUs. The number of shares to be issued in respect of PSUs outstanding as of December 31, 2022 has been calculated based on the assumption that the applicable performance period for each outstanding award had terminated and been valued as of December 31, 2022, resulting in the assumed achievement of the current levels of performance with respect to such PSUs set forth in “Executive Compensation Summary—Status of Outstanding LTIP Performance-Based Awards (PSUs)” on page 55 of this Proxy Statement. We have no outstanding options, warrants or rights.

(2)	Represents shares of our common stock available for issuance under our 2017 Stock Incentive Plan.

69

PROPOSAL 3: NON-BINDING, ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Introduction

In accordance with SEC rules, we are asking for stockholder approval, on a non-binding, advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement, which disclosures include the disclosures under “Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables. This proposal, commonly known as a “Say-on-Pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement.

We believe that the Company has created a compensation program deserving of stockholder support. Along those lines, at the 2022 annual meeting of stockholders, over 95% of the votes cast supported our executive compensation program. The Company’s philosophy for compensating executive officers is designed to attract, retain, motivate and reward key executives in the Company’s highly competitive industry. Our compensation arrangements are designed to reward our executives for achieving both short- and long-term performance goals that are aimed at driving increases in our equity value. These arrangements seek to align the interests of our executives with those of our stockholders through heavy reliance on short- and long-term performance-oriented incentive plans. Our Compensation Committee reviews and considers this philosophy and makes adjustments as it determines necessary or appropriate.

Please read “Compensation Discussion and Analysis” for additional details about our executive compensation program, including information about the 2022 compensation of our named executive officers.

The Board of Directors unanimously recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to our named executive officers, as disclosed in the Proxy Statement for our 2023 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the ‘Compensation Discussion and Analysis,’ the compensation tables and narrative discussion, is hereby APPROVED, on a non-binding, advisory basis.”

Approval of this non-binding, advisory “Say-on-Pay” resolution requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting at which a quorum is present.

The vote on this proposal is non-binding and advisory in nature. Because of this, it will not affect any compensation already paid or awarded to any named executive officer, and it will not be binding on or overrule any decisions by our Board of Directors or our Compensation Committee. Nevertheless, our Board of Directors highly values input from our stockholders, and our Compensation Committee will carefully consider the results of this vote when making future decisions about executive compensation. The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval (on a non-binding, advisory basis) of the “Say-on-Pay” proposal. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY APPROVAL OF THE NAMED EXECUTIVE OFFICER COMPENSATION.

70	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

AUDIT COMMITTEE REPORT

The following is a report by the Audit Committee of our Board of Directors regarding the responsibilities and functions of the Audit Committee. This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference in any of the Company’s filings under the Securities Act or the Exchange Act, respectively, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

Management is responsible for the Company’s internal controls and financial reporting process. Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”), and to issue its reports thereon. The Audit Committee monitors and oversees these processes. The Audit Committee approves the selection and appointment of the Company’s independent registered public accounting firm and recommends the ratification of such selection and appointment to our Board of Directors.

The Audit Committee serves in an oversight capacity and is not part of the Company’s managerial or operational decision-making process. Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with GAAP. The Company’s independent auditor, Deloitte, is responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP. We rely, without independent verification, on the information provided to us and on the representations made by management, the internal auditor and the independent auditor.

We reviewed and discussed with management, the internal auditor and Deloitte the audited financial statements. We discussed with Deloitte matters that independent registered public accounting firms must discuss with audit committees under applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence and has discussed with Deloitte its independence. We also: (i) reviewed and discussed with management, the Company’s internal auditors and Deloitte the Company’s internal control over financial reporting; and (ii) reviewed and discussed with management and Deloitte their respective assessment of the effectiveness of the Company’s internal control over financial reporting. Based on our review and the discussions and reports discussed above, and subject to the limitations on our role and responsibilities referred to above, we recommended to the Board of Directors that the Company’s audited consolidated financial statements for 2022 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.

Members of the Audit Committee:

Diana F. Cantor (Chair)

Elizabeth I. Holland

Craig Macnab

71

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table lists the fees billed for services rendered by our independent registered public accounting firm for the fiscal years ended December 31, 2022 and 2021.

Type of Fees	2022	2021

Audit Fees(1)	$1,764,451	$1,290,437

Audit-Related Fees(2)	$266,000	$375,500

Tax Fees(3)	$38,348	—

All Other Fees	—	—

Total	$2,068,799	$1,665,937

(1)	Audit fees include:

•

the integrated audit of the Company’s annual financial statements, including the audit of VICI Properties L.P. (which became an SEC registrant in 2022) and certain other subsidiaries’ financial statements;

•	Sarbanes-Oxley Section 404 services;
•	consents and other services related to SEC matters; and
•	related out-of-pocket expenses.

(2)	Audit-related fees for 2021 and 2022 relate to assistance with the Company’s due diligence review of certain potential and executed transactions and the audit of the VICI Properties L.P. 401(k) Plan.

(3)	Tax fees for 2022 relate to assistance with certain of the Company’s state and local tax filing requirements.

Pre-Approval Policies and Procedures of our Audit Committee

Our Audit Committee must pre-approve all audit services and permissible tax and non-audit services provided by our independent registered public accounting firm. In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority of permissible tax and non-audit services to the Chair of the Audit Committee or a subcommittee thereof. The Chair must report any such pre-approval decisions to the Audit Committee at its next regularly scheduled meeting. All services performed by the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022 were pre-approved in accordance with this policy.

72	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

ABOUT THE MEETING: QUESTIONS & ANSWERS

WHY AM I RECEIVING THIS PROXY STATEMENT?

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting to be held for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders. This solicitation is made by VICI on behalf of our Board of Directors. This Proxy Statement, the enclosed Proxy Card and our 2022 Annual Report are first being mailed to stockholders beginning on or about March 15, 2023.

WHAT AM I BEING ASKED TO VOTE ON, AND WHAT ARE THE BOARD OF DIRECTORS’ VOTING RECOMMENDATIONS?

Proposal 1: Election of Directors

The election of seven directors to our Board of Directors, each for a term expiring at the 2024 annual meeting of stockholders or until their respective successors are elected and qualified

“FOR”

Proposal 2: Ratification of Appointment of Deloitte & Touche LLP

The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023

“FOR”

Proposal 3: Advisory Vote on Executive Compensation

The approval (on a non-binding, advisory basis) of the compensation of our named executive officers

“FOR”

WILL ANY OTHER MATTERS BE VOTED ON?

The proposals set forth in this Proxy Statement constitute the only business that the Board of Directors intends to present at the Annual Meeting. The proxy does, however, confer discretionary authority upon the persons designated as proxy holders on the Proxy Card, or their substitutes, to vote on any other business that may properly come before the meeting.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Only holders of record of our common stock, or their duly appointed proxies, as of the close of business on March 1, 2023, the record date for the Annual Meeting, are entitled to receive notice of and to vote at the Annual Meeting and all postponements or adjournments thereof. Our common stock constitutes the only class of securities entitled to vote at the meeting.

WHAT ARE THE VOTING RIGHTS OF STOCKHOLDERS?

Each share of common stock outstanding on the record date entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting.

HOW CAN I ATTEND AND VOTE AT THE ANNUAL MEETING?

As the Annual Meeting will be held virtually, you will not be able to attend the Annual Meeting in person. You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on March 1, 2023, the record date for the Annual Meeting.

•

Attending the Annual Meeting: To attend the Annual Meeting, visit www.virtualshareholdermeeting.com/VICI2023. You will be asked to enter the 16-digit control number found on the Proxy Card and the voting instruction form that accompanied your proxy materials.

73

ABOUT THE MEETING: QUESTIONS & ANSWERS

•

Voting During the Annual Meeting: If you are a stockholder as of the record date, you may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

•

Technical Support for the Annual Meeting: If you have difficulty accessing the virtual Annual Meeting, technicians will be available to assist you via the toll-free phone number listed at www.virtualshareholdermeeting.com/VICI2023.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting. For information on how to vote prior to the Annual Meeting, see “How Do I Vote Without Attending the Annual Meeting?”

HOW DO I VOTE WITHOUT ATTENDING THE ANNUAL MEETING?

Voting by Proxy for Shares Registered Directly in the Name of the Stockholder. If you are a stockholder of record, you may instruct the proxy holders named in the Proxy Card how to vote your shares of common stock in one of the following ways:

Vote by Internet. In order to vote on the Internet, you must go to www.proxyvote.com, have your Notice of Availability, Proxy Card or voting instruction form in hand and follow the instructions. If you vote via the Internet, you do not need to return your Proxy Card.

Vote by Phone. In order to vote by telephone, you must call the toll-free number listed on your Notice of Availability and/or Proxy Card, have your Notice of Availability, Proxy Card or voting instruction form in hand and follow the instructions. If you vote by telephone, you do not need to return your Proxy Card.

Vote by Mail. To vote by mail, if you have not already received one, you may request a Proxy Card from us as instructed in the Notice of Availability and sign, date and mail the Proxy Card in the postage-paid envelope provided. Properly signed and returned proxies will be voted in accordance with the instructions contained therein.

Voting by Proxy for Shares Held in Street Name. If you are the beneficial owner of shares of common stock held in “street name” (that is, through a bank, broker or other nominee), then you should follow the instructions provided to you by your broker, bank or other nominee.

WILL I BE ABLE TO PARTICIPATE IN THE VIRTUAL ANNUAL MEETING IN THE SAME WAY THAT I WOULD BE ABLE TO PARTICIPATE IN AN IN-PERSON ANNUAL MEETING?

Yes. We have taken steps to ensure that the format of the virtual Annual Meeting affords stockholders the same rights and opportunities to participate as they would at an in-person meeting, as well as further enhancements to stockholder access, participation and communication by providing stockholders the ability to submit questions in advance of the meeting.

You may submit a question in advance of the meeting at www.proxyvote.com after logging in with your control number found on your Proxy Card, voting instruction form or Notice of Availability. Questions may also be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/VICI2023. All questions submitted should be relevant to the matters properly addressed during this meeting. Questions specific to the proposals to be presented for a vote will, if appropriate, be reviewed and responded to prior to voting. Other appropriate questions relevant to the matters addressed at the Annual Meeting will also be answered at that time. The Company will respond to as many appropriate questions as time allows, although questions may be limited on a per stockholder basis due to time constraints. Any question submitted that is not relevant to the matters properly addressed during the meeting or otherwise appropriate, including off-topic, personal or other inappropriate questions, will not be answered during the Annual Meeting.

A replay of the meeting, as well as any appropriate questions pertinent to meeting matters and management’s answers that could not be answered during the meeting due to time constraints, if any, will be made publicly available through our investor relations website promptly after the Annual Meeting.

WHAT WILL CONSTITUTE A QUORUM AT THE ANNUAL MEETING?

The presence in person (virtually) or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast on any matter at the Annual Meeting as of March 1, 2023 will constitute a quorum, permitting the stockholders to conduct business at the Annual Meeting. As of the March 1, 2023 record date, there were 1,004,204,918 shares of common stock outstanding. If you have returned valid proxy instructions or if you hold your shares of common stock in your own name as a holder of record and attend the Annual Meeting (virtually), your shares will be counted for the purpose of determining whether there is a quorum. We will include abstentions and “broker non-votes” in the calculation of the number of shares of common stock considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. If a quorum is not present, the Annual Meeting may be adjourned from time to time to a date not more than 120 days after March 1, 2023, by the vote of a majority of the shares of common stock represented at the Annual Meeting in person (virtually) or by proxy until a quorum has been obtained.

74	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

ABOUT THE MEETING: QUESTIONS & ANSWERS

WHAT ARE BROKER NON-VOTES?

Broker non-votes occur when nominees, such as banks and brokers holding shares in “street name” on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Annual Meeting. If that happens, the nominees may vote those shares of common stock only on matters deemed “routine” by NYSE, the exchange on which our common stock is listed. On non-routine matters, nominees holding shares for a beneficial owner cannot vote without instructions from the beneficial owner, resulting in a so-called “broker non-vote”.

Proposal 2 (Ratification of Appointment of Deloitte & Touche LLP (“Deloitte”)) is the only proposal that is considered “routine” under the NYSE rules. Accordingly, no broker non-votes will arise in the context of voting for the ratification of the appointment of Deloitte as our independent registered public accounting firm for our year ending December 31, 2023, and the broker is permitted to vote your shares on such ratification even if the broker does not receive voting instructions from you.

However, broker non-votes may arise in the context of Proposal 1 (Election of Directors) and Proposal 3 (Advisory Vote on Executive Compensation) because such proposals are considered non-routine matters under the NYSE rules. Consequently, if you do not give your broker specific voting instructions, your broker will not be able to vote on either of these proposals on your behalf.

HOW ARE THE PROXY CARD VOTES COUNTED?

If the accompanying Proxy Card is properly completed, signed and returned to us, and not subsequently revoked, it will be voted as directed by you. If the Proxy Card is submitted, but voting instructions are not provided, the proxy will be voted:

•	“FOR” each of the director nominees,

•	“FOR” the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023,

•	“FOR” approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers, and

•

as recommended by our Board of Directors with regard to any other matters that may properly come before the Annual Meeting, or, if no such recommendation is given, in the discretion of the proxy holders.

MAY I CHANGE MY VOTE AFTER I SUBMIT MY PROXY CARD?

Yes. You may revoke a previously granted proxy at any time before it is exercised by any of the following actions:

•	notifying our Secretary in writing that you would like to revoke your proxy;

•	completing a Proxy Card on the Internet, by telephone or by mail with a later date at or before our Annual Meeting; or

•	attending our Annual Meeting (virtually) and following the instructions available on the meeting website during the meeting.

If your shares of common stock are held on your behalf by a broker, bank or other nominee, you must contact them to receive instructions as to how you may revoke your proxy voting instructions.

WHO PAYS THE COSTS OF SOLICITING PROXIES?

We will pay the cost of solicitation of proxies. In addition to the solicitation of proxies through the Internet or by mail, our directors, officers and employees may also solicit proxies in person, by telephone, electronically, by mail or other means, but they will not be specifically compensated for these services. We will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to, and obtain proxies from, such beneficial owners.

We may retain the services of a proxy solicitation firm if, in the Board’s view, it is deemed necessary or advisable. Although we do not currently expect to retain such a firm, we estimate that the fees of such firm could be up to $20,000, plus out-of-pocket expenses, all of which would be paid by us.

WHAT SHOULD I DO IF I RECEIVED MORE THAN ONE NOTICE OF AVAILABILITY?

There are circumstances under which you may receive more than one Notice of Availability. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each such brokerage account. In addition, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Notice of Availability. Please authorize your proxy in accordance with the instructions of each Notice of Availability separately, since each one represents different shares that you own.

You should rely only on the information provided in this Proxy Statement. No person is authorized to give any information or to make any representation not contained in this Proxy Statement and, if given or made, you should not rely on that information or representation as having been authorized by us. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

75

OTHER MATTERS

Annual Report

The Company’s 2022 Annual Report is being made available to stockholders concurrently with this Proxy Statement and does not form part of the proxy solicitation material.

Changing the Way You Receive Proxy Materials in the Future

Instead of receiving a Notice of Availability in the mail for future meetings, stockholders may elect to receive links to proxy materials by e-mail or to receive a paper copy of the proxy materials and a paper Proxy Card by mail. If you elect to receive proxy materials by e-mail, you will not receive a Notice of Availability in the mail. Instead, you will receive an e-mail with links to proxy materials and online voting. In addition, if you elect to receive a paper copy of the proxy materials, or if applicable rules or regulations require paper delivery of the proxy materials, you will not receive a Notice of Availability in the mail. If you received a paper copy of the proxy materials or the Notice of Availability in the mail, you can eliminate all such paper mailings in the future by electing to receive an e-mail that will provide Internet links to these documents. Opting to receive all future proxy materials online will save us the cost of producing and mailing such documents to you and help us conserve natural resources. You can change your election by directing your request in writing to Investor Relations at VICI Properties Inc., 535 Madison Avenue, 20th Floor, New York, New York 10022, by sending a blank e-mail with the 16-digit control number on your Notice of Availability to sendmaterial@proxyvote.com, via the Internet at www.proxyvote.com, or by telephone at 1-800-579-1639. Your election will remain in effect until you change it.

Householding of Proxy Materials

Registered and “street-name” stockholders who reside at a single address receive only one annual report and proxy statement at that address unless a stockholder provides contrary instructions. This practice is known as “householding” and is designed to reduce duplicate printing and postage costs. However, if a stockholder wishes in the future to receive a separate annual report or proxy statement, such stockholder may contact Broadridge Financial Solutions at 1-866-540-7095, or in writing at Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, NY 11717. In any event, if you did not receive an individual copy of this Proxy Statement or our 2022 Annual Report, we will send a copy to you promptly if you address your written request to the Secretary, VICI Properties Inc., 535 Madison Avenue, 20th Floor, New York, New York 10022, or emailing corporate.secretary@viciproperties.com. Stockholders can request householding if they receive multiple copies of the annual report and proxy statement by contacting Broadridge Financial Solutions at the address above.

Stockholder Proposals for 2024 Annual Meeting

STOCKHOLDER PROPOSALS PURSUANT TO RULE 14A-8

Stockholder proposals intended to be presented at the 2024 annual meeting of stockholders must be received by our Secretary no later than November 16, 2023 in order to be considered for inclusion in our proxy statement relating to the 2024 meeting pursuant to Rule 14a-8 under the Exchange Act. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Secretary, VICI Properties Inc., 535 Madison Avenue, 20th Floor, New York, New York 10022.

OTHER STOCKHOLDER PROPOSALS

For any nomination or other business to be properly presented by a stockholder at the 2024 annual meeting, other than a stockholder proposal included in the proxy statement pursuant to Rule 14a-8, the stockholder must give timely notice thereof in writing to the Secretary of the Company and any such other business must otherwise be a proper matter for action by the stockholders. To be timely under our current bylaws, the notice must be delivered to our Secretary, along with the appropriate supporting documentation, as applicable, at our principal executive office not earlier than the 150th day (October 17, 2023) nor later than 5:00 p.m., Eastern Time, on the 120th day (November 16, 2023) prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Under our bylaws, stockholders must follow certain procedures to nominate a person for election as a director at an annual meeting of stockholders, or to introduce an item of business at such meeting. A stockholder must notify our Secretary in writing of the director nominee or the other business.

76	VICI PROPERTIES INC. — 2023 PROXY STATEMENT

OTHER MATTERS

In addition to satisfying the foregoing advance notice requirements under our bylaws, to comply with the universal proxy rules under the Exchange Act stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

Proxy Access Director Nominations

A stockholder (or group of up to 20 stockholders) who has owned at least 3% of our voting stock continuously for at least three years and has complied with the other requirements in our bylaws may nominate and include in the Company’s proxy materials director nominees constituting the greater of two directors or 20% of our Board of Directors. Notice of a proxy access nomination for consideration at our 2024 annual meeting of stockholders must be received no later than November 16, 2023 and no earlier than October 17, 2023. Other specifics regarding the foregoing proxy access right, including the required content of the notice and certain other eligibility and procedural requirements, can be found in Section 14 of Article II of our bylaws.

Other Matters to Come Before the 2023 Annual Meeting

Our Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

* * * * *

By Order of the Board of Directors,

Samantha Sacks Gallagher

Executive Vice President, General Counsel

and Secretary

March 15, 2023

New York, New York

77

SCAN TO VIEW MATERIALS & VOTE w VICI PROPERTIES INC. 535 MADISON AVENUE VOTE BY INTERNET 20TH FLOOR Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above NEW YORK, NY 10022 Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on April 26, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/VICI2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on April 26, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V02108-P85704 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY VICI PROPERTIES INC. The Board of Directors recommends you vote FOR each of the following director nominees: 1. Election of Directors Nominees: For Against Abstain 1a. James R. Abrahamson ! ! ! The Board of Directors recommends you vote FOR For Against Abstain proposals 2 and 3. 1b. Diana F. Cantor ! ! ! 2. To ratify the appointment of Deloitte & Touche LLP as ! ! ! our independent registered public accounting firm for 1c. Monica H. Douglas the fiscal year ending December 31, 2023. ! ! ! 1d. Elizabeth I. Holland ! ! ! 3. To approve (on a non-binding, advisory basis) the ! ! ! compensation of our named executive officers. 1e. Craig Macnab ! ! ! NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the 1f. Edward B. Pitoniak ! ! ! annual meeting or any postponement or adjournment thereof. 1g. Michael D. Rumbolz ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V02109-P85704 VICI PROPERTIES INC. Annual Meeting of Stockholders April 27, 2023 10:00 AM ET This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) David A. Kieske and Samantha S. Gallagher and each of them, as proxies, each with the power to appoint such person’s substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side, all of the shares of common stock of VICI PROPERTIES INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM ET on April 27, 2023, solely by means of remote communication in a virtual meeting format and conducted via live audio webcast at www.virtualshareholdermeeting.com/VICI2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations, with respect to proposals 1 through 3, and in the discretion of the proxies with respect to any other business that may properly come before the meeting and any adjournment or postponement thereof. Continued and to be signed on reverse side